UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Marco Hanig

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2004 Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

A Letter from the President	2

Growth Fund
An Overview from the Portfolio Manager	4
Portfolio of Investments	7

Tax-Managed Growth Fund
An Overview from the Portfolio Managers	8
Portfolio of Investments	11

Large Cap Growth Fund
An Overview from the Portfolio Managers	12
Portfolio of Investments	15

Small Cap Growth Fund
An Overview from the Portfolio Managers	16
Portfolio of Investments	20

Small-Mid Cap Growth Fund
An Overview from the Portfolio Managers	22
Portfolio of Investments	25

International Growth Fund
An Overview from the Portfolio Manager	26
Portfolio of Investments	29

International Equity Fund
An Overview from the Portfolio Manager	32
Portfolio of Investments	34

Value Discovery Fund
An Overview from the Portfolio Managers	36
Portfolio of Investments	39

Income Fund
An Overview from the Portfolio Managers	40
Portfolio of Investments	43

Ready Reserves Fund
An Overview from the Portfolio Managers	46
Portfolio of Investments	48

Financial Statements	49

Notes to Financial Statements	55

Report of Independent Registered Public Accounting Firm	75

Board of Trustees	76

Fund Expenses	80

Officers	82

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2004	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

The stock market grew at a more moderate rate in 2004 than the sharp rally experienced in 2003. The Standard & Poor’s 500 Index of large cap stocks posted a 10.88% return, the Russell 2000® Index of small cap stocks was up 18.33%, and the MSCI World Free Ex-US Index of foreign stocks was up 21.36%. Despite the rise in interest rates, bonds had positive returns, with the Lehman Aggregate Bond Index increasing 4.34%.

After three years of declines in 2000-2002, the market rebounded strongly in 2003, and it was widely expected that it would drift sideways in 2004. Indeed, in the first three quarters of 2004, the S&P posted only a 1.51% gain as the market treaded water. While the economic recovery appeared to be generally on track, there were a number of concerns: the threat of a pickup in inflation, fueled partly by the sharp rise in oil prices; the Fed’s signal that it would raise interest rates; the challenges in Iraq; and uncertainty over the presidential election. In the fourth quarter it became clear that the Fed would be gentle in raising rates, oil prices declined, and the election was decided, thus removing most of the political uncertainty and leading to a nice year-end rally.

Small cap stocks once again outperformed large cap stocks, but many observers now believe that this multi-year differential has now run its course. Value performed a bit better than growth, a multi-year trend that is also likely to reverse. Foreign stocks outperformed domestic ones, with the difference due largely to the depreciation of the U.S. dollar.

Total Returns by Morningstar Fund Category*

January 1 through December 31, 2004

	Value	Blend	Growth
Large	12.91%	9.96%	7.64%
Mid-Cap	17.90%	16.00%	12.93%
Small	20.58%	18.86%	12.09%

Looking forward, the consensus view for 2005 is continued moderate growth, measured increases in interest rates, and modestly positive stock market returns.

Our mutual funds posted positive results in 2004, with six of eight funds finishing within plus or minus 3% of their Morningstar Category peer groups. Funds that deviated more broadly from their peers were the Small Cap Growth and the Value Discovery funds. The Small Cap Growth Fund had another outstanding year, posting a return of 27.24% compared to 12.09% for its Morningstar Small Growth peers1. The Fund’s 5-year average annual total return performance of 23.48% compared to a negative 0.55% return for its peers, a truly exceptional 5-year record that places the Small Cap Growth Fund among the top 50 funds among all 17,411 mutual funds tracked by Morningstar. The Value Discovery Fund had a difficult year compared to its Morningstar Small Value peers with a 12.05% return for the Fund versus a 20.58% return for the Category1. Nonetheless, the Value Discovery Fund’s return still exceeded that of the broad market, as represented by the S&P 500’s return of 10.88%. The Fund’s managers discuss the challenges they faced in their letter to shareholders.

As always, we thank you for investing with us!

Marco Hanig

*	Morningstar Category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Growth) by Morningstar.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Average annual returns assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load.

1 The Morningstar Small Growth Category included 787 small cap growth funds and the Morningstar Small Value Category included 277 small cap value funds during the 1 year ended December 31, 2004.

2 Annual Report	December 31, 2004

PERFORMANCE AS OF DECEMBER 31, 2004—CLASS N SHARES

	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund	7.32	-0.52	-4.66	8.20	3/20/46	«««
Morningstar Large Growth	7.64	0.01	-7.64	9.00		Among 1,039 large growth funds
Russell 3000® Growth	6.93	0.26	-8.87	9.30
Standard & Poor’s 500	10.88	3.59	-2.30	12.07

Tax-Managed Growth Fund						««««
Return before Taxes	6.90	-0.29	-2.46	-2.09	12/27/99	Among 1,039 large growth funds
After Taxes on Distributions	6.90	-0.29	-2.46	-2.09
After Taxes on Distributions and Sale of Fund Shares	4.48	-0.25	-1.73	-1.77
Morningstar Large Growth	7.64	0.01	-7.64	—
Russell 3000® Growth	6.93	0.26	-8.87	-8.60

Large Cap Growth Fund	5.23	-2.44	-9.25	-8.94	12/27/99	«««
Morningstar Large Growth	7.64	0.01	-7.64	—		Among 1,039 large growth funds
Russell 1000® Growth	6.30	-0.18	-9.29	-9.08

Small Cap Growth Fund	27.24	19.45	23.48	23.74	12/27/99	«««««
Morningstar Small Growth	12.09	4.89	-0.55	—		Among 554 small growth funds
Russell 2000® Growth	14.31	5.79	-3.57	-2.43
The Small Cap Growth Fund’s performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Small-Mid Cap Growth Fund	13.48	—	—	12.80	12/29/03	Not rated.
Morningstar Mid-Cap Growth	12.93	—	—	—
Russell 2500TM Growth	14.59	—	—	15.68

International Growth Fund	18.48	12.64	2.54	12.25	10/1/92	«««««
Morningstar Foreign Large Growth	15.58	7.92	-5.72	5.18		Among 175 foreign large growth funds
MSCI All Country World Free Ex-US	21.36	13.56	0.02	6.02

International Equity Fund	—	—	—	13.30	5/24/04	Not rated.
MSCI All Country World Free Ex-US.	—	—	—	22.61

Value Discovery Fund	12.05	11.71	14.23	13.49	12/23/96	««
Morningstar Small Value	20.58	15.53	15.81	—		Among 201 small value funds
Russell 2000®	18.33	11.48	6.61	9.15
Russell 2000® Value	22.25	16.50	17.23	13.30

Income Fund	2.61	4.71	6.24	6.35	10/1/90	«««««
Morningstar Short-Term Bond	1.60	3.24	4.91	5.52		Among 226 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	3.04	5.68	7.21	7.15

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for other classes will vary.

Morningstar RatingsTM are as of 12/31/04 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/««««/«««, Tax-Managed Growth Fund «««/««««/NA, and Large Cap Growth Fund ««/«««/NA, out of 1,039/743/260 large growth funds; Small Cap Growth Fund «««««/«««««/NA out of 554/402 small growth funds; Value Discovery Fund ««/««/NA out of 201/154 small value funds; International Growth Fund ««««/«««««/««««« out of 175/131/48 foreign large growth funds; Income Fund «««««/«««««/««««« out of 226/185/101 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, L.L.C., distributor. 01/05.

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 3

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 7.32% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmarks, the Russell 3000® Growth Index increased 6.93%, while the Standard & Poor’s 500 Index increased 10.88%.

What were the most significant factors impacting Fund performance?

The market reversed course in the fourth quarter, sending what was going to be a negative return for the year into a respectable gain. The sharp reversal in the fourth quarter was due to the successful completion of the presidential election without major incident, declining oil prices, and continuing low inflation. While the market was lackluster earlier in the year, the last two months witnessed a sharp rally in stock prices, particularly for companies that are speculative in nature.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Health Care was the best contributing sector to the Fund’s performance on both an absolute and relative basis. The security selection in the Health Care sector was particularly strong. Our focus on names in the Health Care Management Services area, such as UnitedHealth Group and Express Scripts, proved to be among the best performers in the Fund. We also found stocks in the Medical Instruments and Supplies industry to be attractive, with Zimmer Holdings and Alcon Inc. being two strong performers. Further, our fundamental analysis has shown that large pharmaceuticals are not demonstrating an ability to achieve double-digit sustainable growth in earnings. Our decision to sell Pfizer stock proved a great benefit to performance relative to the benchmark as Pfizer and the other large pharmaceutical companies performed poorly.

Transportation stocks were beneficiaries of the increase in both consumer and business demand of goods. Knight Transportation and CH Robinson both posted significantly strong returns for the year. Another transportation stock that performed well was Harley-Davidson. The demand for bikes showed remarkable strength even in the afterglow of their 100 year anniversary, and margins responded favorably to the efficiency of their new production facilities.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

One theme in the portfolio that had disappointing results in 2004 was radio and broadcasting. Media broadcasting tends to do well in the early to middle stages of a recovery cycle, as companies increase advertising. Entercom Communications Corporation is a company that

4 Annual Report	December 31, 2004

we liked due to its underlying financials and good positioning in the industry. This company should have benefited from a typical recovery growth period, but was a weak performer in the portfolio in 2004. Due to industry pricing and advertising unit problems over the past several years, the radio industry has not yet achieved the advertising revenues and margins we anticipated.

Consumer Discretionary proved to be the weakest performer in terms of the large economic sectors, and was the largest negative contributor to performance relative to the benchmark. Bed, Bath and Beyond experienced concerns about productivity with respect to their new stores. Family Dollar’s sales were lackluster due to the impact of rising gasoline prices on its customer base. Although some of our stocks in this area performed well, the stocks that the Fund did not own caused weak relative performance. Ebay and Starbucks both achieved strong gains and added value to benchmark returns. The Fund did not own these names due to their significantly high valuations.

What is your current strategy for the year ahead?

Overall, valuations remain at a reasonable level due to both a contraction in 2004’s price-to-earnings valuations and earnings surpassing the rise in the market. As 2005 progresses and interest rates become less accommodative, we expect the higher risk, higher levered companies to feel the impact. The equity markets over the past couple of years have favored lower quality names. It is possible that stocks will soon face an inflection point where the market will not be as generous with companies with lower quality earnings, and will reward companies that can execute through a normal to challenging environment.

Because of our bottom-up fundamental analysis, the majority of the risk that we take is in security selection and not in under or overweighting specific sectors. We believe our bottom-up fundamental approach to finding quality growth companies with sustainable business models should be well suited to this more challenging environment.

December 31, 2004	William Blair Funds 5

Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	7.32%	(0.52)%	(4.66)%	8.20%	—%
Class I	7.54	(0.28)	(4.43)	—	(0.95)
Russell 3000® Growth Index	6.93	0.26	(8.87)	9.30	(4.37)
S&P Index	10.88	3.59	(2.30)	12.07	0.43
(a)	For the period from October 1, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

6 Annual Report	December 31, 2004

Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—31.9%
*Accenture Ltd.†	282,390	$7,625
Arm Holding plc—ADR	467,430	2,884
CDW Corporation	105,330	6,989
*Cognos, Inc.†	84,800	3,736
*Dell, Inc.	209,275	8,819
*Digital Insight Corporation	86,690	1,595
*EMC Corporation	362,375	5,389
First Data Corporation	225,700	9,601
*Intuit, Inc.	127,200	5,598
*Iron Mountain, Inc.	120,247	3,666
*Jabil Circuit, Inc.	232,960	5,959
Linear Technology Corporation	119,850	4,645
Microchip Technology, Inc.	102,705	2,738
Paychex, Inc.	142,250	4,848
SAP AG—ADR	121,330	5,364
*Skillsoft plc—ADR	272,480	1,540
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	806,200	6,845

		87,841

Health Care—23.1%
Alcon, Inc.†	66,745	5,380
Allergan, Inc.	53,610	4,346
*Amgen, Inc.	110,000	7,057
*Axcan Pharma, Inc.†	172,350	3,332
*Boston Scientific Corporation	76,190	2,709
Eli Lilly & Company	97,550	5,536
*Express Scripts, Inc., Class “A”	48,020	3,671
*Integra Lifesciences Holding Corporation	69,750	2,576
Medtronic, Inc.	179,490	8,915
*ResMed, Inc.	49,385	2,524
UnitedHealth Group, Inc.	111,550	9,820
Valeant Pharmaceuticals International	71,175	1,875
*Zimmer Holdings, Inc.	72,080	5,775

		63,516

Industrials—12.6%
C.H. Robinson Worldwide, Inc.	64,765	3,596
Corporate Executive Board Company	54,025	3,616
Danaher Corporation	228,696	13,129
*Education Management Corporation	134,050	4,425
Knight Transportation, Inc.	242,125	6,005
*Ryanair Holdings plc—ADR	97,550	3,975

		34,746

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—11.1%
*Bed, Bath & Beyond, Inc.	173,725	$6,919
*CarMax, Inc.	122,290	3,797
*Entercom Communications Corporation	126,935	4,556
Family Dollar Stores, Inc.	151,825	4,741
Harley—Davidson, Inc.	101,700	6,178
*Kohl’s Corporation	89,900	4,420

		30,611

Financials—9.6%
Goldman Sachs Group, Inc.	45,615	4,746
SEI Investments Company	155,805	6,533
SLM Corporation	164,150	8,764
State Street Corporation	129,950	6,383

		26,426

Consumer Staples—5.1%
Estee Lauder Companies, Inc.	118,850	5,440
PepsiCo, Inc.	165,850	8,657

		14,097

Materials—4.4%
Ecolab, Inc.	187,400	6,583
Praxair, Inc.	125,260	5,530

		12,113

Energy—2.3%
Apache Corporation	64,150	3,244
Suncor Energy, Inc.†	87,345	3,092

		6,336

Total Common Stock—100.1% (cost $208,478)		275,686

Investment in Affiliate
William Blair Ready Reserves	137,537	138

Total Investment in Affiliate—0.0% (cost $138)		138

Total Investments—100.1% (cost $208,616)		275,824
Liabilities plus cash and other assets—(0.1)%		(318)

Net assets—100.0%		$275,506

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 7

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

For the 12-month period ended December 31, 2004, the Tax-Managed Growth Fund posted a 6.90% gain on a total return basis (Class N Shares). By comparison, the Fund’s benchmark, the Russell 3000® Growth Index increased 6.93% and the Standard & Poor’s 500 Stock Index gained 10.88%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s performance was in line with the Russell 3000® Growth benchmark.

A quick outcome to the presidential election, reassuring news on the economy and Federal Reserve monetary policy, as well as a decline in oil prices, all contributed to a strong market.

A sharp increase in the market is often times led by more aggressive and speculative stocks. This was certainly true in the fourth quarter, and our high quality focus and underweight position in the Technology sector caused us to lag the benchmark slightly.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Industrials and Health Care sectors were where the Fund had its best performers, with Industrial stocks, in particular, benefiting from signs of strength in the economy. There were six issues among our Industrial sector holdings which gained 21% or more, including Expeditors International, a transportation and logistics company which focuses on imports from the Far East. Our Expeditors International position rose 48%, and turned in the second-best performance in the Fund’s portfolio.

The Fund also benefited from strong showings among a number of its Health Care stocks, with five issues that posted increases of 15% or more. These strong performances were less industry-driven and more a reflection of our individual stock selection.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The Consumer Discretionary and Information Technology sectors accounted for most of the weakness in the Fund’s portfolio.

Within the Consumer Discretionary sector, our media stocks Clear Channel and Univision posted disappointing results, and were down 23% and 26%, respectively, for the year. Ad spending during 2004 was widely expected to increase significantly as a result of a stronger

8 Annual Report	December 31, 2004

economy, winter Olympics and the presidential election. When ad spending failed to materialize over the course of the year, media stocks were negatively impacted.

Although as we mentioned Information Technology was a weak sector for the Fund, the Fund’s single-best-performing investment for the year was CACI International, an Information Technology holding. CACI International provides computer-based information technology and other software products. CACI International’s primary markets are agencies of national governments, major corporations, and state and local governments, with their products installed in 10,000 locations worldwide. The company has seen growth in its business partly as a result of the work it does for the Department of Defense. We bought this company’s stock when it was experiencing price weakness during the second quarter, and saw the stock appreciate during the third quarter and through year end.

What is your current strategy? How is the Fund positioned?

The speculative, lower quality stock rally that dominated the equity markets in 2003 was wrung out of the markets during 2004. The stock market shifted during 2004 towards profitable companies with good balance sheets and higher returns on invested capital. It is an environment in which we believe our high quality growth emphasis to have a greater impact on performance.

With the economic recovery on solid footing, we continually evaluate our industry focus and companies that will stand to benefit from the expansion in the economy. As we search for promising candidates for the Fund’s portfolio of investments, we intend to maintain reasonable weightings in different sectors, and are not currently inclined to change our over- or under-weighting in any particular area.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

December 31, 2004	William Blair Funds 9

Tax-Managed Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	6.90%	(0.29)%	(2.46)%	(2.09)%
Tax-Managed Growth Fund Class I	7.06	(0.07)	(2.22)	(1.85)
Russell 3000® Growth Index	6.93	0.26	(8.87)	(8.60)
S&P Index	10.88	3.59	(2.30)	(2.13)
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

10 Annual Report	December 31, 2004

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—20.4%
*CACI International, Inc., Class “A”	1,360	$93
CDW Corporation	1,620	108
First Data Corporation	2,900	123
*Hewitt Associates, Inc.	3,060	98
*Intuit, Inc.	2,455	108
*Jabil Circuit, Inc.	3,545	91
Microchip Technology, Inc.	4,170	111
Microsoft Corporation	1,920	51
Paychex, Inc.	3,390	116
SAP AG—ADR	1,420	63
*SunGard Data Systems, Inc.	4,210	119
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	7,829	66
Xilinx, Inc.	1,600	47

		1,194

Health Care—20.2%
Alcon, Inc.†	965	78
Allergan, Inc.	795	65
*Amgen, Inc.	2,435	156
*Express Scripts, Inc., Class “A”	2,085	159
*Genentech, Inc.	1,800	98
Pfizer, Inc.	5,325	143
*ResMed, Inc.	2,197	112
*St. Jude Medical, Inc.	2,360	99
Stryker Corporation	1,230	59
Valeant Pharmaceuticals International	2,220	59
*Zimmer Holdings, Inc.	1,910	153

		1,181

Industrials—18.0%
*Apollo Group, Inc., Class “A”	750	61
C.H. Robinson Worldwide, Inc.	2,335	130
*ChoicePoint, Inc.	1,230	57
Danaher Corporation	3,020	173
Expeditors International of Washington	2,245	125
Fastenal Company	2,520	155
General Electric Company	3,355	122
Knight Transportation, Inc.	3,255	81
Pentair, Inc.	1,400	61
*Ryanair Holdings plc—ADR	2,085	85

		1,050

Consumer Discretionary—13.8%
*Bed, Bath & Beyond, Inc.	2,070	83
*CarMax, Inc.	2,710	84
Dollar General Corporation	4,230	88
*Entercom Communications Corporation	2,070	74

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*IAC/InterActiveCorp	3,240	$89
*Kohl’s Corporation	980	48
Lowe’s Companies, Inc.	2,735	158
*Univision Communications, Inc.	1,820	53
*Williams-Sonoma, Inc.	3,645	128

		805

Financials—10.8%
AFLAC, Incorporated	1,390	55
Ambac Financial Group, Inc.	1,450	119
American International Group	2,210	145
Investors Financial Service Corporation	2,240	112
Moody’s Corporation	1,215	106
Northern Trust Corporation	1,990	97

		634

Consumer Staples—6.1%
Colgate-Palmolive Company	1,100	56
PepsiCo, Inc.	2,825	147
Walgreen Co.	2,365	91
Whole Foods Market, Inc.	680	65

		359

Materials—5.8%
Airgas, Inc.	5,550	147
Ecolab, Inc.	2,090	73
Praxair, Inc.	2,660	118

		338

Energy—4.3%
*Smith International, Inc.	950	52
Suncor Energy, Inc.†	5,580	197

		249

Total Common Stock—99.4% (cost $4,400)		5,810

Investment in Affiliate
William Blair Ready Reserves	47,029	47

Total Investment in Affiliate—0.8% (cost $47)		47

Total Investments—100.2% (cost $4,447)		5,857
Liabilities, plus cash and other assets—(0.2)%		(10)

Net assets—100.0%		$5,847

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 11

John F. Jostrand

Norbert W. Truderung

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 5.23% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the Russell 1000 Growth® Index, increased 6.30%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The broad market behaved in a relatively skittish manner during the first ten months of the year. Investors were generally cautious, given concerns about rising oil prices, rising interest rates, and uncertainty regarding the outcome of the presidential election. During this period, the market generally rewarded stocks with steady earnings streams and sustainable earnings growth, characteristics consistent with our investment criteria. The last eight weeks witnessed a post-election euphoria rally, the fifth largest since 1900. Investors’ appetite for risk changed markedly, favoring stocks with higher earnings variability. Sectors that had lagged year-to-date, such as Health Care and Technology, were among the strongest performers in the last two months of the year. Our portfolio lagged the benchmark during this rally, however, as stocks with our investment criteria were less favored. Overall, we ended the year below the benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Health Care was the best contributing sector to the Fund’s performance on both an absolute and relative basis. Our focus on names in the Healthcare Management Services area, such as UnitedHealth Group and Caremark, proved to be among the best performers in the fund. We also found stocks in the Medical Instruments and Supplies industry to be attractive, with Zimmer Holdings and Alcon Inc. being two strong performers. Our decision to avoid Merck, especially as it encountered significant problems concerning Vioxx, along with an underweight to Pfizer, helped the portfolio’s relative performance in the Health Care sector as well.

Value-oriented stocks enjoyed strong price appreciation during the year, and stocks in our portfolio with an industrial leaning tended to perform well. Danaher, General Electric, Ecolab and Praxair all added value to the portfolio during the year. Suncor Energy also yielded strong absolute and relative results.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

One theme in the portfolio that had disappointing results in 2004 was radio and broadcasting. Media broadcasting tends to do well in the early to middle stages of a recovery cycle, as

12 Annual Report	December 31, 2004

companies increase advertising. These companies should have benefited from a typical recovery growth period. Due to industry pricing and advertising unit problems over the past several years, the radio industry has not yet achieved the advertising revenues and margins we anticipated.

Consumer Discretionary proved to be the weakest performer in terms of the large economic sectors, and was the largest negative contributor to performance relative to the benchmark. Bed, Bath and Beyond experienced concerns about productivity with respect to their new stores. Wal-Mart’s sales were somewhat lackluster due its core customer base being negatively affected by rising energy prices. Although some of the Fund’s stocks in this area performed well, the stocks that it did not own caused weak relative performance. Ebay and Starbucks both achieved strong gains during the quarter and added value to benchmark returns. The Fund did not own these names due to their significantly high valuations.

What is your current strategy for the year ahead?

Overall, valuations remain at a reasonable level due to both a contraction in 2004’s price-to-earnings valuations and earnings surpassing the rise in the market. As 2005 progresses and interest rates become less accommodative, we expect the higher risk, higher levered companies to feel the impact. The equity markets over the past couple of years have favored lower quality names. It is possible that stocks will soon face an inflection point where the market will not be as generous with companies with lower quality earnings, and will reward companies that can execute through a normal to challenging environment.

Because of our bottom-up fundamental analysis, the majority of the risk that we take is in security selection and not in under or overweighting specific sectors. We believe our bottom-up fundamental approach to finding quality growth companies with sustainable business models should be well suited to this more challenging environment.

December 31, 2004	William Blair Funds 13

Large Cap Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	5.23%	(2.44)%	(9.25)%	(8.94)%
Large Cap Growth Fund Class I	5.34	(2.17)	(9.05)	(8.73)
Russell 1000® Growth Index	6.30	(0.18)	(9.29)	(9.08)
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

14 Annual Report	December 31, 2004

Large Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—28.9%
*Accenture, Ltd.†	8,400	$227
*Dell, Inc.	7,200	303
*EMC Corporation	9,375	139
First Data Corporation	6,125	261
Intel Corporation	5,360	125
*Intuit, Inc.	3,285	145
Linear Technology Corporation	4,875	189
Paychex, Inc.	4,590	156
SAP AG—ADR	2,825	125
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	22,157	188

		1,858

Health Care—24.4%
Alcon, Inc.†	1,560	126
Allergan, Inc.	1,550	126
*Amgen, Inc.	3,060	196
*Boston Scientific Corporation	1,590	56
*Caremark Rx, Inc.	2,540	100
Eli Lilly & Company	2,155	122
Medtronic, Inc.	5,395	268
Pfizer, Inc.	5,015	135
UnitedHealth Group, Inc.	3,540	312
*Zimmer Holdings, Inc.	1,545	124

		1,565

Financials—10.5%
Goldman Sachs Group, Inc.	1,675	174
SLM Corporation	5,850	313
State Street Corporation	3,745	184

		671

Consumer Discretionary—10.0%
*Bed, Bath & Beyond, Inc.	5,850	233
Clear Channel Communications, Inc.	3,635	122
Harley-Davidson, Inc.	2,300	140
*Kohl’s Corporation	2,975	146

		641

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Staples—9.7%
Avon Products, Inc.	2,725	$105
PepsiCo, Inc.	3,025	158
Wal-Mart Stores, Inc.	3,010	159
Walgreen Co.	5,240	201

		623

Industrials—8.0%
Danaher Corporation	5,757	330
General Electric Company	4,950	181

		511

Materials—4.8%
Ecolab, Inc.	4,350	153
Praxair, Inc.	3,565	157

		310

Energy—2.2%
Apache Corporation	1,400	71
Suncor Energy, Inc.†	2,010	71

		142

Total Common Stock—98.5% (cost $5,212)		6,321

Investment in Affiliate
William Blair Ready Reserves	176,619	177

Total Investment in Affiliate—2.8% (cost $177)		177

Total Investments—101.3% (cost $5,389)		6,498
Liabilities, plus cash and other assets—(1.3)%		(81)

Net assets—100.0%		$6,417

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 15

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are expected to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 27.24% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2004. This was well ahead of its benchmark, the Russell 2000 Growth® Index, which increased 14.31% during the period, and the Russell 2000® Index, which rose 18.33%.

What were the most significant factors impacting Fund performance?

As indicated at the end of last year, we anticipated several issues to influence the markets in 2004. Rising oil prices, a weakening dollar, interest rate increases and concerns with respect to the presidential election outcome provided significant headwinds to the market over the first three quarters. Although modest gains were realized in October, momentum increased significantly in November with a post-election rally that represented the fifth largest of its kind since 1900. Nearly all of the annual Russell Index gains were achieved in the last two months of the year. For a record-breaking sixth year in a row, small cap stocks led the larger capitalization stocks, as indicated by the Russell 2000® Index’s return for small stocks at 18.33% outpacing the Russell 1000® Index’s return for large stocks at 6.30%. Size did have some influence on returns in the Russell 2000 Growth® Index during the year, with larger companies generally out-performing the smaller ones. Value significantly outperformed growth for the year across all capitalizations. The Russell 2000® Value index gained 22.25% for the year, nearly 800 basis points ahead of the Russell 2000 Growth® Index return of 14.31%. The portfolio performed relatively well across most company sizes.

Which investment strategies enhanced the Fund’s return? Were there any investment themes that produced the best results?

The Fund had strong performance across all of the major economic sectors, such as Consumer Discretionary, Financials, Health Care, and Technology.

Technology proved to be the biggest source of relative out-performance for the portfolio. Although Technology returns in the index for the year were negative, the Fund posted double-digit gains in this area. Semiconductor companies tended to be among the weakest performers in the index, but among the strongest in the Fund. Artisan Components, a leading semiconductor intellectual property company, was one of the strongest performers for the year. Semiconductor IP is an area in Technology that we believe has the ability to outpace the growth of the industry at large. Artisan was acquired at the end of the year by ARM Holdings, another semiconductor IP company. The growth prospects for ARM are similarly attractive, and it continues to be a name we hold in the portfolio.

The Consumer Discretionary area provided the biggest absolute contribution to performance and the second largest contribution relative to the benchmark. We have typically held a significant overweight position in this sector, since a wide variety of industries are grouped here, particularly ones with interesting growth characteristics. Our stock selection in this

16 Annual Report	December 31, 2004

group was strong as well. In the Advertising industry, ValueClick proved to be a very strong performer. This Internet media and advertising company has been in the portfolio for several years, but began attracting the attention of Wall Street in the past two years. It was one of the portfolio’s top performers in 2003 as well. Laureate Education, a leading post-secondary education company yielded good results during the year as well. Although many education oriented stocks did not fare as well during 2004 due to domestic regulatory concerns, we liked Laureate’s business model and strong international exposure. The stock also offered comparatively good value with a lower multiple than many of its peers. In the Entertainment arena, Lions Gate Entertainment achieved strong gains in 2004. With several blockbuster movies during the year, and a large movie library offering potential for strong recurring revenues, the company continues to offer good prospects for growth.

Were there any investment strategies or themes that did not measure up to your expectations?

The Fund performed well overall, but there was some relative weakness in sectors that are not typically growth in orientation—specifically, Autos and Transportation, Materials and Processing, and Utilities. These sectors had extremely strong performance in the index, indicative of the trend of value stocks out-performing growth stocks. We have significant underweight positions in these sectors, that in aggregate comprise approximately 10% of the Russell 2000 Growth Index.

One theme that did not fare as well as we had anticipated centered in the Radio and TV Broadcasters segment of the Consumer Discretionary sector. In the early-to-mid part of an economic recovery, media advertising tends to do well. The recovery of Broadcast Company stocks has been slower than we expected, which has been reflected in the two stocks that we hold, Cumulus Media and Emmis Communications. Both stocks were among our bottom ten performers during the year.

What were among the best performing investments for the Fund?

In addition to the Technology and Consumer Discretionary names mentioned above, Quicksilver Resources in the Energy sector and Cyberonics Inc. in the Health Care area were two strong performers during the year. Quicksilver Resources is a natural gas producer focused primarily on the western United States and Canada. The stock was up significantly due to a combination of successful drilling on several key properties along with an overall strong energy market. This past summer, Cyberonics received positive early indications from the FDA with respect to its trademark VNS therapy. This therapy was originally designed for the treatment of epilepsy, and Cyberonics was seeking approval for this therapy to be used for patients suffering chronic depression.

What were among the weakest performing investments for the Fund?

OPNET Technologies, a leading provider of management software for networks and applications was our worst performer for the year. The company reported soft fiscal second quarter results, due to some delays in several large contracts. Also, they have experienced some salesforce turnover issues that have created disruption.

Vistacare Inc, a leading provider of hospice care, was the second weakest portfolio performer. The company had experienced softer than anticipated growth, accompanied by a cap in Medicare funding for hospice care, which brought significant weakness in revenues and margins.

Is there any additional news with respect to the fund?

We would note that the Fund has one security (which comprises less than 1% of net assets) that was relatively illiquid as of the end of the year.

December 31, 2004	William Blair Funds 17

Kintera, Inc. is a company that provides software and services to non-profit organizations. We wanted to purchase a significant number of shares in this company. We were able to participate in a Public Investment in Private Equity (PIPE) transaction at the beginning of December, through which we were able to buy a meaningful position of the company at a discount. We anticipate the PIPE will be registered to trade as common stock in 2005.

What is your current strategy for the year ahead?

While the overall market experienced a strong finish to 2004, we anticipate that 2005 could offer a more challenging environment. Although companies are continuing to grow earnings, the rate of growth is slowing. Since the economy is continuing to experience growth, there may be continued activity on the part of the Federal Reserve to keep inflation in check by raising interest rates. This could result in multiple compression on stocks, limiting stock price appreciation.

That said, our bottom-up stock selection process that focuses on companies with strong fundamentals should continue to uncover stocks that we believe will perform well regardless of the macroeconomic themes prevalent in the market. While it may be difficult to see gains such as the ones we achieved in 2003 and 2004, we are cautiously optimistic on the overall market for 2005.

As always, we will continue to invest in what we believe to be are high quality growth companies with solid fundamentals at attractive valuations. We appreciate your interest in the Fund.

18 Annual Report	December 31, 2004

Small Cap Growth Fund

Performance Highlights

Average Annual Total Return at 06/30/2004

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	27.24%	19.45%	23.48%	23.74%
Small Cap Growth Fund Class I	27.54	19.73	23.76	24.02
Russell 2000® Growth Index	14.31	5.79	(3.57)	(2.43)
Russell 2000® Index	18.33	11.48	6.61	7.53
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Consumer Discretionary—41.3%
*4 Kids Entertainment, Inc.	572,365	$12,031
*Century Casinos, Inc.	652,942	5,961
*Charles River Associates	164,417	7,690
*Coinstar, Inc.	527,710	14,159
*Comstock Homebuilding Companies, Inc.	210,785	4,589
*Corrections Corporation of America	241,935	9,786
*Cumulus Media, Inc., Class “A”	644,120	9,713
*Elizabeth Arden, Inc.	476,900	11,322
*Emmis Communications Corporation, Class “A”	344,160	6,604
*FirstService Corporation†	476,510	7,801
Fred’s, Inc.	444,270	7,730
*FTI Consulting, Inc.	310,560	6,544
*Insight Enterprises, Inc.	649,390	13,326
*Intermix Media, Inc.	1,820,225	10,284
*Jarden Corporation	278,600	12,102
*Kforce, Inc.	1,524,265	16,919
*Labor Ready, Inc.	662,565	11,211
*Laureate Education, Inc.	540,000	23,809
*Lions Gate Entertainment Corporation†	1,016,910	10,800
*Multimedia Games, Inc.	600,385	9,462
Nautilus Group, Inc.	322,625	7,798
*Nu Skin Enterprises, Inc.	353,990	8,984
*Scientific Games Corporation, Class “A”	355,430	8,473
*Shuffle Master, Inc.	161,196	7,592
*Sirva, Inc.	388,055	7,458
Speedway Motorsports, Inc.	238,860	9,359
Strayer Education, Inc.	74,770	8,209
*TiVo, Inc.	744,970	4,373
*Usana Health Services, Inc.	211,710	7,241
*ValueClick, Inc.	1,333,970	17,782
*ValueVision Media, Inc., Class “A”	667,425	9,284
*Workstream, Inc.†	3,064,460	10,419

		318,815

Health Care—16.3%
*Allied Healthcare International	1,653,600	9,095
*American Healthways, Inc.	168,270	5,559
*Amicas, Inc. (Formerly Vitalworks, Inc.)	3,350,070	14,908
*Axcan Pharma, Inc.†	546,150	10,557
*Cell Therapeutics, Inc.	1,182,540	9,626
*Connectics Corporation	344,090	8,358
*Discovery Partners International, Inc.	1,319,596	6,268
*Integra Lifesciences Holdings Corporation	466,255	17,219
*Kensey Nash Corporation	224,945	7,767
*Martek Biosciences Corporation	87,430	4,476
*Matria Healthcare, Inc.	214,061	8,363
*Sangamo Biosciences, Inc.	550,655	3,304
*Santarus, Inc.	807,569	7,317
*Telik, Inc.	505,585	9,677
*Zila, Inc.	798,600	3,418

		125,912

Technology—15.3%
*AMIS Holdings, Inc.	553,110	9,137
ARM Holdings, plc—ADR	623,209	3,845
*Blackbaud, Inc.	642,043	9,400
*Kanbay International, Inc.	274,802	8,601

Issuer	Shares	Value

Common Stocks—(continued)
Technology—(continued)
*Kintera, Inc.	76,600	$690
*Kintera, Inc.#**	773,704	5,798
*Lionbridge Technologies, Inc.	340,900	2,291
*Loudeye Corporation	2,253,860	4,620
*Open Solutions, Inc.	326,630	8,479
*OPNET Technologies, Inc.	889,890	7,493
*Optimal Group, Inc.†	1,225,860	14,453
*PDF Solutions, Inc.	603,205	9,718
*Scansoft, Inc.	2,170,965	9,096
*SupportSoft, Inc.	715,360	4,764
*Ultimate Software Group, Inc.	720,538	9,137
*WebEx Communications, Inc.	457,855	10,888

		118,410

Financial Services—7.4%
*Affiliated Managers Group, Inc.	193,585	13,114
Commercial Capital Bancorp, Inc.	427,695	9,914
*Credit Acceptance Corp.	428,970	10,917
*Electronic Clearing House	617,737	5,547
*Euronet Worldwide, Inc.	342,905	8,922
Global Payments, Inc.	146,680	8,587

		57,001

Other Energy—5.7%
*ATP Oil and Gas Corporation	429,251	7,976
*Comstock Resources, Inc.	423,645	9,341
*Gasco Energy Inc.	2,489,825	10,607
*Grey Wolf, Inc.	1,703,730	8,979
*InterOil Corporation†	177,920	6,732

		43,635

Materials and Processing—2.8%
Airgas, Inc.	432,655	11,470
*Comfort Systems USA, Inc.	1,275,840	9,798

		21,268

Autos and Transport—2.1%
*Frozen Food Express Industries, Inc.	292,566	3,774
*Marten Transport, Ltd.	190,720	4,335
OMI Corporation	470,820	7,933

		16,042

Producer Durables—1.7%
*Educate, Inc.	544,952	7,215
*Providence Service Corporation	275,330	5,774

		12,989

Utilities—1.1%
*Intrado, Inc.	676,844	8,190

Total in Common Stock—93.7% (Total cost $566,452)		722,262

Investment in Affiliate
William Blair Ready Reserves	21,848,943	21,849

Total Investment in Affiliate—2.8% (cost $21,849)		21,849

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2004

Small Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares of Principal Amount	Value

Short-Term Investments—2.8%
American Express Demand Note, VRN 2.24%, due 1/3/05 (cost $10,855)	$10,855,000	$10,855
Prudential Funding Demand Note, VRN 2.243%, due 1/3/05 (cost $10,667)	10,667,000	10,667

Total Short-Term Investments (cost $21,522)		21,522

Total Investments—99.3% (cost $609,823 )		765,633
Cash and other assets, less liabilities—0.7%		5,576

Net assets—100.0%		$771,209

*Non-income producing securities

† = U.S. listed foreign security

# = Restricted security. The fund purchased 773,704 restricted shares on December 1, 2004 at a cost of $5,416 (in thousands). The value of the fund’s holding was $5,798 (in thousands) or $7.49 per share, or 0.75% of net assets at December 31, 2004.

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.75% of the net assets at December 31, 2004.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 21

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 13.48% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2004. This result lagged its benchmark, the Russell 2500 Growth® Index, which increased 14.59% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund performed particularly well relative to the benchmark during the first ten months of the year. During this period, investors were generally cautious, given concerns about rising oil prices, increasing interest rates, and uncertainty regarding the outcome of the presidential election. The market rewarded stocks with steady earnings streams and sustainable earnings growth, characteristics consistent with our investment criteria. The last eight weeks witnessed a post-election euphoria rally, the fifth largest since 1900. The risk posture on the market changed significantly as investors sought stocks with higher earnings variability, particularly in sectors that had lagged year-to-date, such as Health Care and Technology. Our portfolio trailed the benchmark during the last two months of the year, as stocks with our investment criteria were less favored.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

One sector in which our stocks performed extremely well was Technology. While stocks in this sector of the benchmark yielded a negative return in aggregate, the Fund had positive results in this area, making it the largest contributor to relative results. Although most semiconductor stocks were weak due to excess supply and overcapacity issues, our semiconductor holdings performed well.

In general, our quality growth parameters lead us toward stocks with strong managements, sustainable business models through value-added delivery to the customer, and strong financial practices. Our portfolio’s top performer, Laureate Education, a company in the Education Services industry, exhibited many of these quality growth characteristics. Although many domestic education oriented stocks did not fare as well during 2004 due to domestic regulatory concerns, we liked the international post-secondary industry theme, and the strong business model that Laureate offered relative to many domestic companies. The stock also offered comparatively good value with a lower multiple than many of its peers. Corporate Executive Board, the fourth best performer in the portfolio, is another example of a quality growth company in the Consumer Discretionary sector. This company provides subscription-based research and information services to senior executives in major corporations in order to enhance management practices. With relatively low capital expenditures, the company is able to significantly leverage its services and achieve high margin growth. During the softer economy, we estimated that many new clients put their intentions on hold, and would sign up for services once the economy strengthened. This thesis

22 Annual Report	December 31, 2004

came to fruition this year as subscriptions increased significantly and the market recognized the outstanding potential for solid earnings growth. Corporate Executive Board and Laureate Education continue to be core holdings in the portfolio.

One theme in the portfolio that did particularly well was investment in transportation services companies. Expeditors International, Knight Transportation, and C.H. Robinson were among the top 10 performers in the Fund for the year. Along with strong managements and good business infrastructures, these companies were poised to benefit from economic recovery cycle as product deployment is on the rise.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

There were a few stocks and themes that did not work as well as we anticipated during 2004. Vistacare Inc, a leading provider of hospice care, was the weakest portfolio performer. The company had experienced softer than anticipated patient admissions growth, and the effect of the cap in Medicare funding for hospice care. We sold the stock due to ongoing concerns about slower growth prospects.

From a thematic perspective, we thought Broadcast Radio would be an area likely to benefit from the economic recovery. The radio industry has been depressed for some time and has not bounced back during the economic recovery. Entercom Communications, a company we like due to their management team and their strong financial discipline, was a weak performer in the portfolio during 2004.

There were several stocks in the specialty retail industry that we liked due to differentiated business models and delivery of products and services, but one that did not meet our expectations was 99 Cents Only Stores. The company had fared well in its home state of California, but ran into significant difficulty executing strategy in newly opened Texas sites. We determined that the company was facing larger concerns, and sold the stock.

What is your current strategy for the year ahead?

Given that the market has experienced two years of strong returns, particularly in the smaller capitalization stocks, we may see a more challenging investment environment in 2005. While earnings growth continues, the pace of growth is slowing. Activity on the part of the Federal Reserve to keep inflation in check, commodity prices and the direction of the dollar will likely influence the domestic equity market.

Since our process incorporates bottom-up stock selection that focuses on companies with strong fundamentals, we hope to uncover stocks that will perform regardless of macroeconomic themes. While it may be difficult to see gains such as the ones we achieved in 2003 and 2004, we are cautiously optimistic on the overall market for 2005.

We believe our high quality growth style of investing will do well as the economy continues on its path of recovery. We appreciate your interest in the Fund.

December 31, 2004	William Blair Funds 23

Small-Mid Cap Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	Year	Since Inception(a)(b)
Small-Mid Cap Growth Fund Class N	13.48	12.80%
Small-Mid Cap Growth Fund Class I	13.68	13.00
Russell 2500® Growth Index	14.59	15.68
(a)	Total return is not annualized for periods that are less than a full year.
(b)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forcasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

24 Annual Report	December 31, 2004

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Consumer Discretionary—37.9%
*Bed, Bath and Beyond, Inc.	16,700	$665
*CarMax, Inc.	18,500	574
CDW Corporation	12,600	836
Cintas Corporation	7,400	325
*Coinstar, Inc	15,005	403
Corporate Executive Board Co.	11,400	763
*Corrections Corporation of America	8,700	352
*Cross Country Healthcare, Inc.	17,200	311
*Entercom Communications Corporation	7,200	258
Fastenal Company	11,800	726
*Getty Images, Inc.	4,900	337
*Hewitt Associates, Inc., Class “A”	17,900	573
*Iron Mountain, Inc.	17,450	532
*Lamar Advertising Company	9,500	406
*Laureate Education, Inc.	23,600	1,041
MSC Industrial Direct Company, Inc.	9,640	347
*O’Reilly Automotive, Inc.	16,000	721
*Shuffle Master, Inc.	7,400	349
Strayer Education, Inc.	2,900	318

		9,837

Health Care—18.9%
*American Healthways, Inc.	15,700	519
*Axcan Pharma, Inc.†	19,100	369
*Cell Therapeutics, Inc.	34,400	280
*Connetics Corporation	11,300	275
*Express Scripts, Inc.	6,900	527
*IDEXX Laboratories, Inc.	5,000	273
*Integra LifeSciences Holdings Corporation	18,920	699
*Kensey Nash Corporation	9,600	332
*Kyphon, Inc.	9,900	255
*Medicines Company	9,900	285
*Patterson Companies, Inc.	6,600	286
*ResMed, Inc.	9,200	470
*Telik, Inc.	17,200	329

		4,899

Technology—15.7%
Adobe Systems, Inc.	9,400	590
*Amis Holdings, Inc.	27,900	461
*Cognos, Inc.†	15,400	678
*Intuit, Inc.	17,900	788
*Jabil Circuit, Inc.	20,700	529
Microchip Technology, Inc.	22,900	611
*OPNET Technologies, Inc.	28,400	239
Xilinx, Inc.	6,600	196

		4,092

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Autos and Transport—7.9%
C.H. Robinson Worldwide, Inc.	8,800	$489
Expeditors International of Washington	11,300	631
Gentex Corporation	11,100	411
Knight Transportation, Inc.	20,600	511

		2,042

Financial Services—5.7%
East West Bancorp, Inc.	9,000	378
*Fiserv, Inc.	13,900	559
*SunGard Data Systems, Inc.	19,000	538

		1,475

Other Energy—4.4%
Apache Corporation	5,000	253
*Smith International, Inc.	11,600	631
XTO Energy Corporation	7,500	265

		1,149

Producer Durables—2.2%
Pentair, Inc.	13,300	579

Materials and Processing—2.1%
Airgas, Inc.	20,900	554

Utilities—1.0%
*Intrado, Inc.	20,970	254

Total in Common Stock—95.8% (Total cost $22,507)		24,881

Investment in Affiliate
William Blair Ready Reserves	976,240	976

Total Investment in Affiliate—3.8% (cost $976)		976

Total Investments—99.6% (cost $23,483)		25,857
Cash and other assets, less liabilities—0.4%		117

Net assets—100%		$25,974

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 25

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 18.48% gain (Class N Shares) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 21.36%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

During the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI All Country World Index ex-U.S. style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, particularly in Asia and Japan, as they were viewed by investors as the markets most susceptible to slowing global growth and liquidity constraints. The absence of meaningful allocations to Basic Materials, Utilities and Telecommunications stocks also hampered relative Fund performance during this time period.

What sectors had the biggest impact on portfolio performance?

Technology trailed the other sectors during 2004, which negatively affected the Fund’s relative results as it was overweighted in this sector versus the benchmark. Stock selection within information technology was positive. The Fund participated in the strong Energy rally during the year, although it was underweighted versus the Index, which detracted from results. Stock selection across most sectors was positive.

From a regional perspective, the Fund’s emerging markets exposure and stock selection augmented results, as emerging markets outperformed their developed counterparts during the year. The underweighted allocation to Europe-ex UK was a drag on results as this region performed well during the year, aided by the US Dollar’s depreciation relative to the Euro. The portfolio’s small and mid cap names also added value, as smaller companies outperformed their larger capitalization peers.

26 Annual Report	December 31, 2004

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays), 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

December 31, 2004	William Blair Funds 27

International Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
International Growth Fund Class N	18.48%	12.64%	2.54%	12.25%	—
International Growth Fund Class I	18.79	12.90	2.80	—	9.84%
MSCI All Country World Free Ex-US Index	21.36	13.56	0.02	6.02	3.19
Lipper International Index	18.60	11.60	(0.90)	7.20	—
(a)	For the period from October 1, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

28 Annual Report	December 31, 2004

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.2%
Austria—1.5%
Erste Bank Der Oester (Banking)	846,000	$44,945

Estonia—0.5%
Hansabank (Banking)	1,214,083	15,809

Finland—0.7%
Nokian Renkaat Oyj (Automotive)	130,400	19,680

France—8.0%
Christian Dior (Apparel and luxury goods)	221,304	14,991
Essilor International (Health care supplies)	419,300	32,802
Hermes International SCA (Apparel & luxury goods)	70,800	14,094
*JC Decaux (Media)	1,236,100	35,986
Klepierre (Real estate)	169,800	14,977
*Orpea (Hospital and nursing management)	407,221	14,353
Sanofi-Avenits (Pharmaceuticals)	1,014,500	80,833
Technip-Coflexip S.A. (Construction)	171,400	31,587

		239,623

Germany—6.4%
Celesio AG (Pharmaceuticals)	354,700	28,808
Continental AG (Diversified manufacturing)	463,600	29,371
Did Deutscher Industrie Svc (Commercial services)	226,461	8,889
E.ON AG (Energy)	498,200	45,130
GFK AG (Commercial services)	250,948	9,766
Puma AG (Consumer non-durables)	49,985	13,711
SAP AG (Software)	316,800	55,989

		191,664

Greece—2.7%
Coca-Cola Hellenic Bottling S.A. (Beverages)	854,400	20,762
EFG Eurobank (Banking)	613,800	21,012
Folli Follie S.A. (Apparel and footwear retailer)	250,200	7,314
National Bank of Greece (Banking)	926,820	30,526

		79,614

Ireland—1.2%
Anglo Irish Bank plc (Finance)	1,020,200	24,706
*Grafton Group (Wholesale distributors)	1,133,900	12,288

		36,994

Italy—2.5%
Banco Popolare Di Verona E N (Banking)	1,797,700	36,432
Credito Emiliano SpA (Banking)	1,297,400	12,845
Hera SpA (Electric Services)	3,901,699	11,167
Pirelli & C Real Estate (Real estate development)	271,052	14,166

		74,610

Norway—1.4%
Statoil Asa (Oil and gas)	2,625,100	41,225

Spain—0.9%
Cortefiel S.A. (Specialty retail)	514,400	8,111
Grupo Ferrovial S.A. (Industrial services)	367,000	19,522

		27,633

Issuer	Shares	Value

Common Stocks—Europe—30.2%—(continued)
Sweden—1.8%
*Ericsson LM-B Shares (Communications equipment)	17,387,800	$54,684

Switzerland—2.6%
*Actelion (Biotechnology)	110,100	11,241
*Geberit AG (Building products)	13,200	9,589
Serono S.A., Class “B” (Biotechnology)	43,600	28,448
UBS AG (Banking)	345,200	28,825

		78,103

United Kingdom—15.2%
BG Group plc (Industrial services)	8,218,500	55,750
*Cairn Energy plc (Petroleum refining)	629,800	13,156
Capita Group plc (Commercial services)	4,336,900	30,312
Carnival plc (Hotels, restaurants and leisure activities)	1,081,200	65,845
Cattle’s Holdings plc (Finance and leasing)	1,983,900	13,936
Intertek Group (Diversified commercial services)	879,305	11,856
Johnston Press plc (Publishing)	1,254,100	13,009
MAN Group plc (Finance)	513,800	14,473
McCarthy & Stone plc (Real estate)	825,900	9,405
*Michael Page International (Personnel services)	3,394,200	12,147
Morrison Supermarkets (Groceries)	4,687,100	18,581
Next plc (Multiline retail)	738,400	23,316
Reckitt Benckiser plc (Household products)	1,478,500	44,511
Smith & Nephew plc (Health care equipment and supplies)	565,900	5,780
Standard Chartered plc (Banking)	2,826,400	52,371
Tesco plc (Food retail)	11,763,400	72,449

		456,897

Canada—6.2%
*Alimentation Couche-Tard—Class “B” (Food retail)	527,400	15,598
Canadian National Railway Company (Railroads)	483,700	29,446
Four Seasons Hotel, Inc. (Hotels)	270,600	22,118
Manulife Financial Corp. (Life and health insurance)	594,100	27,421
*Precision Drilling Corp. (Drilling)	270,900	17,045
*Research in Motion Ltd. (Wireless telecommunication)	234,800	19,323
*Rona, Inc. (Building materials)	265,800	9,035
*Shoppers Drug Mart Corp. (Retail trade)	461,700	14,336
Suncor Energy, Inc. (Energy minerals)	883,300	31,202

		185,524

Japan—19.0%
Aeon Credit Service Co., Ltd. (Consumer finance)	244,700	18,178
Aeon Mall Co., Ltd. (Real estate)	206,900	14,685
Arisawa Manufacturing Co. (Chemicals)	260,000	11,766
Arnest One Corp. (Real estate)	372,900	9,460
Askul Corporation (Retail trade)	153,300	9,414
Canon, Inc. (Office electronics)	797,500	43,172
*Chiyoda Corp. (Construction)	1,952,000	14,249

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 29

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—19.0%—(continued)
Fast Retailing (Specialty retail)	374,600	$28,533
Hino Motors Ltd. (Trucks, construction and farm machinery)	3,205,500	23,841
Hoya Corporation (Electronic technology)	378,200	42,599
Keyence Corporation (Electronic technology)	92,360	20,680
Misumi Corp. (Trading companies and distributors)	188,150	5,463
Mitsubishi Tokyo Financial (Banking)	2,192	22,380
Nakanishi Inc. (Medical specialties)	119,000	8,139
Neomax Co., Ltd. (Electronic equipment and instruments)	498,400	8,813
Nidec Corporation (Electronic technology)	231,900	28,305
Nitori Company Ltd. (Specialty stores)	184,860	12,024
Orix Corporation (Consumer finance)	307,900	42,008
Park 24 Co., Ltd. (Commercial services)	549,200	9,833
Pasona Inc. (Personnel services)	2,043	6,208
Point Inc. (Apparel and footwear retail)	340,900	11,268
Ryohin Keikaku Co. (Retail stores)	207,700	10,401
Sharp Corp. (Electronics)	2,417,200	39,453
*Shinsei Bank, Ltd. (Banking)	3,262,000	22,177
SMC Corporation (Trucks, construction and farm machinery)	157,200	17,986
Sumitomo Trust & Banking Co. (Finance)	4,421,000	31,951
Sundrug Co., Ltd. (Drug stores)	175,400	6,162
Toto Ltd. (Building products)	1,831,000	17,450
Trend Micro, Inc. (Application software)	430,000	23,303
USS Co., Ltd. (Commercial services)	126,800	10,615
Yamada Denki Company (Retail trade)	18,900	809

		571,325

Emerging Asia—8.8%
India—3.5%
Bharat Forge Ltd. (Machinery)	422,048	10,304
*Bharti Tele-Ventures (Wireless telecommunication services)	4,374,800	21,880
HDFC Bank (Banking)	1,240,400	14,928
Housing Development Finance Corp. (Financial services)	971,900	17,181
Infosys Technologies, Ltd. (Consulting and software services)	596,824	28,863
Ranbaxy Laboratories (Pharmaceuticals)	448,900	13,032

		106,188

Indonesia—0.6%
*Bank Rakyat Indonesia (Banking)	58,813,000	18,221

Malaysia—0.2%
*Airasia Bhd (Air transport)	11,964,000	5,226

South Korea—2.8%
Hyundai Motor Co., Ltd. (Automobiles)	771,800	41,234
Samsung Electronics Co. (Semiconductors)	97,800	42,490

		83,724

Taiwan—1.7%
EVA Airways Corp. (Airlines)	20,980,910	10,304
Hon Hai Precision Industry (Computers)	8,563,312	39,586

		49,890

Issuer	Shares	Value

Asia—7.1%
Australia—3.8%
Billabong International Ltd. (Apparel and luxury goods)	1,406,700	$12,606
Macquarie Bank, Ltd. (Financial services)	769,200	28,032
Perpetual Trustees Australia (Investment managers)	293,200	14,426
Sigma Company, Ltd. (Medical distributors)	1,655,110	12,057
Toll Holdings, Ltd. (Trucking)	2,341,800	23,455
Wesfarmers Ltd. (Diversified industrials)	777,300	24,232

		114,808

Hong Kong—3.2%
China Insurance International (Insurance)	16,510,000	6,802
Cnooc Ltd. (Oil and gas)	87,777,000	46,998
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,268,000	19,750
Techtronic Industries Co. (Consumer durables)	10,216,200	22,265

		95,815

Singapore—0.1%
Osim International Ltd. (Consumer sundries)	6,374,900	3,466

Emerging Latin America—5.9%
Brazil—1.0%
Cia De Concessoes (Transportation)	223,800	4,894
*Gol Linhas Aereas Int S.P—ADR (Air transport)	357,800	11,407
*Natura Cosmeticos S.A. (Cosmetics)	474,300	13,834

		30,135

Chile—1.9%
Banco Santander SP—ADR (Banking)	432,700	14,651
Cencosud S.A.—ADR 144A (Retail stores)	679,930	17,985
Lan Chile S.A.—ADR (Airlines)	448,900	14,454
S.A.C.I. Falabella (Department stores)	4,567,464	11,082

		58,172

Mexico—3.0%
America Movil S.A. (Communications)	16,078,100	42,228
*Corporacion Geo Sa De Cv (Real estate)	5,454,900	10,908
*Urbi Desarrollos Urbanos S.A. (Household durables)	3,340,200	14,586
Walmart de Mexico (Retail trade)	6,340,300	21,775

		89,497

Emerging Europe, Mid-East, Africa—3.4%
Egypt—0.9%
Orascom Contruction Industry (Construction)	1,144,741	13,669
*Orascom Telecommunication Holding GDR (Telecommunications)	611,400	12,913

		26,582

Hungary—0.9%
OTP Bank (Banking)	843,700	25,867

See accompanying Notes to Financial Statements.

30 Annual Report	December 31, 2004

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.4%—(continued)
South Africa—1.6%
Edgars Consolidated Stores (Apparel, footwear and retail)	436,363	$23,359
*MTN Group Ltd. (Telecommunication services)	2,508,000	19,272
Network Healthcare Holdings (Health services)	7,220,000	6,442

		49,073

Total Common Stock—95.8% (cost $2,106,999)		2,874,994

Preferred Stock
Brazil—1.0%
Banco Itau Holding (Banking)	205,910	30,921

Total Preferred Stock—1.0% (cost $19,338)		30,921

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.1%
Japanese Yen	19.7%
British Pound Sterling	15.7%
Canadian Dollar	6.4%
Australian Dollar	4.0%
Indian Rupee	3.7%
Hong Kong Dollar	3.3%
Mexico Nuevo Peso	3.1%
South Korean Won	2.9%
Swiss Franc	2.7%
United States Dollar	2.5%
Swedish Krona	1.9%
Taiwan Dollar	1.7%
Brazilian Real	1.7%
South African Rand	1.7%
All other currencies	3.9%

100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	39,866,050	$39,866

Total Investments in Affiliate—1.3% (cost $39,866)		39,866

Short-Term Investments
American Express Demand Note, VRN 2.24% due 1/3/05	$24,538,000	24,538
Prudential Funding Demand Note, VRN 2.243% due 1/3/05	21,204,000	21,204

Total Short-term Investments—1.5% (cost $45,742)		45,742

Total Investments—99.6% (cost $2,211,945)		2,991,523
Cash and other assets, less liabilities—0.4%		9,911

Net assets—100.0%		$3,001,434

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 31

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of large and medium-sized companies included in the Morgan Stanley Capital International All Country World Free ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform in 2004? How did the Fund’s performance compare to its benchmark?

The William Blair International Equity Fund commenced operations on May 24, 2004. Through the period ended December 31, 2004, the Fund posted a gain of 13.30%. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 22.61%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

Throughout the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI ACWI ex-US style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, as higher allocations to Information Technology and Consumer Discretionary stocks at the expense of Basic Materials, Utilities and Telecommunications stocks hampered relative Fund performance during this time period. In addition the Fund’s cash position in the fourth quarter detracted from results, as the markets rallied strongly in the fourth quarter.

What sectors or regions had the biggest impact on portfolio performance?

The Fund’s emerging markets exposure and stock selection added value since inception as emerging markets outperformed other world markets. Stock selection was strong across sectors, with the exception of Health Care and Materials. Relative weakness in Health Care was due to several stock specific issues, while the portfolio’s high quality growth holdings in Materials lagged their deeper value counterparts within the sector. However, the largest contributor to underperformance during the period resulted from the Fund’s overweighting in the growth-oriented sectors of the market, which trailed the defensive, value-oriented sectors.

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays)’ 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

32 Annual Report	December 31, 2004

International Equity Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

Since Inception(a)(b)
Class N	13.30%
Class I	13.70
Russell 3000® Growth Index
S&P Index
MSCI All Country World Free Ex-US	22.61
(a)	For the period from May 24, 2004 to December 31, 2004.
(b)	Total return is not annualized for periods that are less than a full year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 33

International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.6%
Austria—2.1%
Erste Bank Der Oester (Banking)	3,800	$202

France—7.0%
Dassault Systemes S.A. (Software)	1,900	96
Essilor International (Health care supplies)	1,300	102
Hermes International SCA (Apparel and luxury goods)	240	48
*JC Decaux (Media)	2,000	58
LVMH Moet-Hennessy Louis Vuitton (Luxury goods)	600	46
Sanofi-Aventis (Pharmaceuticals)	4,150	331

		681

Germany—9.8%
Celesio AG (Pharmaceuticals)	2,400	195
Continental AG (Diversified manufacturing)	2,375	150
E.ON AG (Energy)	2,620	237
Puma AG (Consumer non-durables)	225	62
SAP AG (Software)	1,725	305

		949

Greece—2.6%
Coca-Cola Hellenic Bottling S.A. (Beverages)	2,450	59
EFG Eurobank (Banking)	2,800	96
National Bank of Greece (Banking)	3,000	99

		254

Ireland—0.9%
Anglo Irish Bank plc (Finance)	3,900	94

Italy—1.5%
Banco Popolare di Verona E N (Banking)	7,200	146

Norway—2.0%
Statoil ASA (Oil and gas)	12,200	192

Spain—0.9%
Grupo Ferrovial S.A. (Industrial services)	1,600	85

Sweden—2.2%
*Ericsson LM-B Shares (Communications equipment)	67,500	212

Switzerland—2.6%
Serono S.A., Class “B” (Biotechnology)	130	85
UBS AG (Banking)	1,960	164

		249

United Kingdom—16.4%
BG Group plc (Industrial services)	39,900	271
Capita Group plc (Commercial services)	16,600	116
Carnival plc (Hotels, restaurants and leisure activities)	4,000	244
MAN Group plc (Finance)	1,700	48
Next plc (Multiline retail)	2,900	91
Reckitt Benckiser plc (Household products)	7,900	238
Smith & Nephew plc (Health care equipment and supplies)	1,700	17
Standard Chartered plc (Banking)	14,200	263
Tesco plc (Food retailer)	49,400	304

		1,592

Issuer	Shares	Value

Japan—19.5%
Askul Corporation (Retail trade)	600	$37
Canon, Inc. (Office electronics)	5,400	292
Denso Corporation (Auto parts manufacturing)	8,200	220
Fast Retailing (Specialty retail)	1,300	99
Hino Motors Ltd. (Trucks, construction and farm machinery)	14,600	109
Hoya Corporation (Electronic technology)	1,200	135
Keyence Corporation (Electronic technology)	400	89
Nidec Corporation (Electronic technology)	800	98
Orix Corporation (Consumer finance)	1,100	150
Sharp Corporation (Electronics)	13,100	214
*Shinsei Bank, Ltd. (Banking)	14,500	99
SMC Corporation (Trucks, construction and farm machinery)	800	91
Sumitomo Trust & Banking Co. (Finance)	20,600	149
Toto Ltd. (Building products)	4,300	41
Yamada Denki Company (Retail trade)	1,500	64

		1,887

Bermuda—2.0%
*Accenture (Information technology)	7,200	194

Canada—6.2%
*Alimentation Couche-Tard—Class “B” (Food retail)	1,300	39
Canadian National Railway Co. (Railroads)	1,500	91
Manulife Financial Corporation (Life and health insurance)	2,200	102
*Precision Drilling Corporation (Drilling)	1,100	69
*Research in Motion Ltd. (Wireless telecommunication)	1,400	115
*Shoppers Drug Mart Corporation (Retail trade)	1,800	56
Suncor Energy, Inc. (Energy minerals)	3,600	127

		599

Asia—7.6%
Australia—4.2%
Macquarie Bank, Ltd. (Financial services)	4,900	178
Toll Holdings, Ltd. (Trucking)	7,800	78
Wesfarmers Ltd. (Diversified Industrials)	4,800	150

		406

Hong Kong—3.4%
Cnooc Ltd. (Oil and gas)	241,300	129
Esprit Holdings Ltd. (Apparel, footwear and retail)	16,500	100
Techtronic Industries Co. (Consumer durables)	45,300	99

		328

Emerging Asia—5.0%
India—1.8%
HDFC Bank (Banking)	4,100	49
Infosys Technologies Ltd. (Consulting and software services)	2,500	121

		170

South Korea—3.2%
Hyundai Motor Co., Ltd. (Automobiles)	2,600	139
Samsung Electronics Co. (Semiconductors)	400	174

		313

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2004

International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Emerging Latin America—2.0%
Mexico—2.0%
America Movil S.A. (Communications)	39,800	$104
Walmart de Mexico (Retail trade)	26,200	90

		194

Emerging Europe, Mid-East, Africa—1.6%
Russia—0.5%
*Mobile TeleSystems ADR (Wireless Telecommunication)	330	46

South Africa—1.1%
Standard Bank Group Ltd. (Banking)	9,117	106

Total Common Stock—91.9% (cost $8,513)		8,899

Preferred Stocks
Brazil—1.2%
Banco Itau SA (Banking)	800	120

Total Preferred Stocks—1.2% (cost $80)		120

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.7%
Japanese Yen	20.9%
British Pound Sterling	17.7%
Canadian Dollar	6.6%
Australian Dollar	4.5%
Hong Kong Dollar	3.6%
South Korean Won	3.5%
Swiss Franc	2.8%
United States Dollar	2.7%
Swedish Krona	2.4%
Mexico Nuevo Peso	2.2%
Norwegian Krone	2.1%
Indian Rupee	1.9%
Brazilian Real	1.3%
South African Rand	1.1%

100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	219,072	$219

Total Investment in Affiliate—2.3% (cost $219)		219

Short-Term Investments
American Express Demand Note, VRN 2.24% due 01/3/05	$207,000	207

Total Short-term Investments—2.1% (cost $207)		207

Total Investments—97.5% (cost $9,019)		9,445
Cash and other assets, less liabilities—2.5%		244

Net assets—100.0%		$9,689

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 35

[PHOTO]

MITCHEL

David S. Mitchell

Capucine “Cappy” Price

VALUE DISCOVERY FUND

The Value Discovery Fund invests in small companies that we believe offer a long-term investment value.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 12.05% gain on a total return basis (Class N shares) during the 12 months ended December 31, 2004. By comparison, the Fund’s primary benchmark, the Russell 2000® Index, rose 18.33%, while the Russell 2000® Value Index, increased 22.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Even though our strategy produced mid double digit returns for the year, 2004 was the most difficult year we have had relative to the Russell 2000 Value Index. From analysis of our results, we conclude that three factors contributed to our underperformance. First, non-energy commodity driven stocks provided a significant boost to the benchmark’s performance. We believe that non-energy commodity companies tend be poor long term investments and are generally trading vehicles at best. As a result, we tend to avoid this area given our long term, low turnover approach. Consequently, we did not participate in this segment of market performance.

Secondly, while our sell discipline continues to provide long term value it can occasionally dampen near term results. This is especially true in instances where markets are strong for an extended period with solid underlying fundamentals but stretched valuations. After two very strong performance years for small cap value stocks, it would be unusual if certain holdings did not see extended valuations. Sticking to our discipline, we eliminated several names for this reason. Short term performance would have been significantly better had we ignored valuation and continued to hold these securities. However, we are unwilling to alter our approach, incur potential style drift, and jeopardize our mandate to garner short term gains at the detriment of long term performance.

Lastly, we made some stock picks that turned out to be mistakes.

What were among the best performing sectors and investments for the Fund?

Producer Durables was the best performing sector for the Fund during 2004, boosted in large measure by the strong showings of two stocks, General Cable, a manufacturer and marketer of copper, aluminum and fiber optic wire and cable, and by Spatialight, a designer, manufacturer and marketer of liquid crystal displays for computers, video and other applications. The Fund’s investments in General Cable and Spatialight were up 83.2% and 73.5%, respectively.

Autos and Transportation was another strong performing sector for the Fund. Leading this sector for the Fund was Borg-Warner, a supplier of engine systems and components primarily for automotive powertrain applications. Borg-Warner finished the year posting a 28.7% increase.

36 Annual Report	December 31, 2004

What were among the weakest performing sectors for the Fund?

Were there any investments that did not measure up to your expectations?

Consumer Discretionary and Materials and Processing were weak sectors for the Fund, with two investments standing out as poor stock picks during 2004; Interstate Bakeries (IBC) and Integrated Electrical Services (IES). To recap, IBC (the long standing manufacturer of Twinkies, Wonder Bread, and many other strong national brand names) filed for protection under Chapter 11 in an effort to combat an unfavorable union contact. Holding a position in a Chapter 11 scenario is outside our discipline and we sold the stock. Subsequent to the Chapter 11 filing, the stock has gone up confirming our belief that the company had the financial strength to weather its difficulties without seeking Chapter 11 protection.

IES encountered difficulty when their auditors would not sign off on their third quarter report pending a re-audit of IES’s systems. The auditors were unwilling/unable to perform the re-audit in a timely fashion resulting in a delay in IES’s filing. The market reacted quickly and harshly to the situation and we ultimately sold the stock.

What is your current strategy? How is the Fund positioned?

Following the robust performance experienced in the small cap arena in 2004, many market indicators point towards overvaluation of small cap stocks. Consequently, we believe our strategy of investing in well managed undervalued companies gives us a significant advantage in the coming year.

In conclusion, while we understand the performance difficulties we experienced in 2004, we are none-the-less disappointed that we fell short of expectations. That being said, we remain true to our philosophy and investment discipline. We appreciate your confidence in us and thank you for investing in the Fund.

December 31, 2004	William Blair Funds 37

Value Discovery Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class N	12.05%	11.71%	14.23%	13.49	%(a)
Value Discovery Fund Class I	12.18	11.97	14.51	16.02	(b)
Russell 2000® Index	18.33	11.48	6.61	9.15	(a)
				9.72	(b)
Russell 2000® Value Index	22.25	16.50	17.23	13.30	(a)
				16.61	(b)
(a)	For the period from December 23, 1996 (Commencement of the Class) to December 31, 2004.
(b)	For the period from October 1, 1999 (Commencement of the Class) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

38 Annual Report	December 31, 2004

Value Discovery Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financial Services—25.7%
Agree Realty Corporation	100,560	$3,187
American Financial Realty Trust	281,500	4,555
AmerUs Group, Class “A”	122,135	5,533
Astoria Financial Corporation	94,070	3,760
Brandywine Realty Trust	41,485	1,219
City Bank (Lynnwood, WA)	5,163	187
Donegal Group, Inc., Class “A”	130,595	2,995
Equity Inns, Inc.	84,000	986
First Financial Holdings, Inc.	75,765	2,481
Flagstar Bancorp, Inc.	194,490	4,395
*Franklin Bank Corporation	214,640	3,917
*Jones Lang LaSalle, Inc	121,970	4,563
*KMG America Coporation	385,550	4,241
*Meadowbrook Insurance Group, Inc.	515,290	2,571
National Financial Partners Corporation	112,880	4,380
Ryder System, Inc.	76,750	3,666
*U.S.I. Holdings Corporation	157,686	1,824
*United Rentals, Inc.	263,700	4,984
Winston Hotels, Inc.	313,660	3,704

		63,148

Consumer Discretionary—25.2%
*BJ’s Wholesale Club, Inc.	191,335	5,574
Cadmus Communications Corporation	174,916	2,239
Christopher & Banks Corporation	220,050	4,060
*Elizabeth Arden, Inc.	346,000	8,214
Ethan Allen Interiors Inc.	90,580	3,625
Hancock Fabrics, Inc.	225,085	2,334
*Heidrick & Struggles International	78,035	2,674
*K2, Inc.	357,290	5,674
Michaels Stores, Inc.	89,725	2,689
Nautilus Group, Inc.	305,570	7,386
*Navigant Consulting, Inc.	153,545	4,084
*Restoration Hardware, Inc.	677,334	3,888
*Sharper Image Corporation	149,250	2,813
*Tech Data Corporation	147,820	6,711

		61,965

Producer Durables—9.8%
*Agco Corporation	174,740	3,825
*Artesyn Technologies, Inc.	403,235	4,557
*Belden, Inc.	233,930	5,427
General Cable Corporation	579,070	8,020
*Spatialight, Inc.	258,915	2,317

		24,146

Technology—9.8%
*Borland Software Corporation	578,985	6,763
*Carrier Access Corporation	366,625	3,915
*Checkpoint Systems, Inc.	130,848	2,362
*Overland Storage, Inc.	246,295	4,111
*SPSS, Inc.	155,615	2,434
*Sykes Enterprises, Inc.	57,800	402
*Tier Technologies, Inc., Class “B”	434,227	4,016

		24,003

*Non-income producing

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.51% of the Fund’s net assets at December 31, 2004.

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Materials and Processing—6.5%
Jacuzzi Brands, Inc.	430,738	$3,747
Polyone Corporation	463,749	4,202
Spartech Corporation	150,320	4,072
Watsco, Inc.	112,805	3,973

		15,994

Other Energy—6.1%
Consol Energy, Inc.	166,596	6,839
*Forest Oil Corporation	194,255	6,162
*Newpark Resources, Inc.	414,940	2,137

		15,138

Health Care—4.8%
*Albany Molecular Research	182,210	2,030
Alpharma, Inc., Class “A”	135,500	2,297
*Discovery Partners International, Inc.	468,149	2,224
*Encore Medical Corporation	776,340	5,271

		11,822

Consumer Staples—3.3%
*Del Monte Foods Company	455,355	5,018
*Hain Celestial Group, Inc.	145,178	3,001

		8,019

Autos and Transportation—3.7%
BorgWarner, Inc.	116,780	6,326
*SCS Transportation, Inc.	123,340	2,882

		9,208

Utilities—2.5%
Atmos Energy Corporation	227,135	6,212

Total Common Stock—97.4% (cost $177,384)		239,655

Convertible Bonds
Midwest Express Holdings, 6.750%, due 10/01/08**	$2,157,000	1,255

Total Convertible Bonds—0.5% (cost $2,157)		1,255

Investment in Affiliate
William Blair Ready Reserves Fund	6,901,159	6,901

Total Investment in Affiliate—2.8% (cost $6,901)		6,901

Total Investments—100.7% (cost $186,442)		247,811
Liabilities, plus cash and other assets—(0.7)%		(1,635)

Net assets—100.0%		$246,176

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 39

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 2.61% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 3.04%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 1.60%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

It was an excellent year for investors in virtually every single non-U.S. Treasury asset class, such as corporate bonds, mortgage- and asset-backed securities. Every one of these sectors posted positive excess returns for the year, when compared to U.S. Treasury securities.

The Fund maintained an overweight position in corporate, mortgage and asset-backed securities throughout the year, and this strategy of emphasizing non-Treasury securities was a successful one for the Fund.

Over the course of the year there was also a very significant flattening of the yield curve. For example, 2-year Treasury note yields rose from 1.82% on December 31, 2003 to 3.07% on December 31, 2004. Meanwhile, the yield on 10-year Treasury notes decreased slightly during the same period, from 4.25% to 4.22%. The rise in short-term rates over the course of the year mirrored the signs of improved business confidence in the economy and its prospects, including stronger employment growth.

At the same time, the Federal Reserve raised short-term interest rates five times during 2004—each time by a quarter of a percentage point, in an effort to restore rates to more normalized historical levels.

The Fund benefited from maintaining a more defensive posture than that of the Fund’s benchmark. However, the fact that the Fund took on less duration risk (duration is a measure of the price sensitivity of a bond) accounts for the Fund’s slight underperformance versus the benchmark. Said another way, the Fund’s defensive posture helped mitigate losses from rising short-term interest rates, but the Fund also did not participate to the extent the benchmark did from any price gains in longer-term securities. Bonds with longer durations outperformed short-term term bonds.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Our investment strategy throughout the year focused on exploiting the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities. These securities have generated higher yields and exhibited relatively stable returns for the Fund.

Corporate bond spreads were underpinned by a lack of supply and a dearth of new issuance. In addition, as corporations have benefited from productivity gains, credit quality has

40 Annual Report	December 31, 2004

improved. As a result of the improved credit quality, there have been fewer downgrades of corporate issues and an increased number of upgrades, when compared to the environment several years ago.

In contrast to 2003, the market evolved from a period where corporate bonds were too cheap—reflecting a lack of demand in the aftermath of a period of corporate scandals—to a period during the first quarter of this year marked by fair value and renewed investor confidence, and finally to an environment in the second half of this year in which there has been less discrimination in terms of bond valuations.

What were among the weakest performing sectors for the Fund?

There really was not any sector that stood out in terms of weaker-than expected performance during the year. As mentioned in our previous report, one asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance during the first half of the year. That security was subsequently sold out of the Fund’s portfolio of investments.

What is your current strategy? How is the Fund positioned?

With further interest rate hikes expected by the Federal Reserve, we believe that the yield curve will continue to flatten. We have the Fund positioned defensively, attempting to minimize exposure to interest rates. Although our forecast is for rates to increase, good (low) inflation fundamentals and solid foreign demand for U.S. debt securities should keep our domestic rates from rising dramatically.

We believe the U.S. economy will grow in the 3-5% range in 2005. Credit fundamentals are positive. However, a dearth of fixed rate investment grade industrial supply has kept risk premiums (spreads) on corporate bonds very narrow. We are concerned about shareholder-enhancing activity, initiated by management, which may degrade corporate credit fundamentals. Share buy-backs, increased leverage and merger and acquisition activity to date has been modestly negative. More egregious actions would make us reduce holdings in the sector. By and large, fundamental and technical considerations look good for the mortgage- and asset-backed securities markets where we invest. Our concerns with the mortgage-backed and asset-backed securities markets center around valuation. Our strategy of favoring non-Treasury sectors of the bond market will continue, but we will be looking to make adjustments if warranted.

Corporate bonds have had a great run the last two years, particularly BBB-rated securities. Given our concerns regarding valuations and potential threats to fundamentals, we currently have a bias toward upgrading portfolio credit quality and being judicious in our use of BBB-rated names. In structure, our view on interest rates will likely lead us to continue to emphasize coupon and income-producing securities which produce generous cash flow. These securities should provide “extension” protection, and allow us to reinvest at higher yields if rates move higher during the next stages of the Fed’s tightening cycle.

We continue to favor being defensive and emphasizing non-Treasury sectors. Our enthusiasm for maintaining this strategy will be driven by future changes in valuations and fundamentals.

December 31, 2004	William Blair Funds 41

Income Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	2.61%	4.71%	6.24%	6.35%	—%
Income Fund Class I	2.79	4.84	6.40	—	6.11
Lehman Intermediate Government Credit Bond Index	3.04	5.68	7.21	7.15	6.84
(a)	For the period from October 1, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

42 Annual Report	December 31, 2004

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—45.2%
U.S. Treasury—4.6%
U.S. Treasury Note, 6.000%, due 8/15/09	$ 2,025	$2,233
U.S. Treasury Note, 6.500%, due 2/15/10	8,075	9,142
U.S. Treasury Note, 4.750%, due 5/15/14	2,000	2,084

Total U.S. Treasury Obligations	12,100	13,459

Government National Mortgage Association (GNMA)—2.8%
#589335, 6.500%, due 10/15/22	2,929	3,105
#616250, 6.000%, due 2/15/04	2,788	2,908
#2002-48, Tranche 0B, 6.000%, due 5/16/30	2,250	2,305

Total Government National Mortgage Association	7,967	8,318

Small Business Administration—0.01%
Receipt for Multiple Originator Fees, #3, 0.755%, due 11/01/08 (Interest Only) WAC	—	48

Federal Home Loan Mortgage Corp. (FHLMC)—15.5%
FDIC REMIC Trust, 96-C1, 7.250%, due 5/25/26	952	952
#G10067, 7.000%, due 1/1/08	819	853
#G10147, 8.500%, due 2/1/08	241	251
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	2,200	2,273
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	1,216	1,267
# E80050, 6.000%, due 10/1/09	1,160	1,211
#G90028, 7.000%, due 5/15/09	768	810
#G90019, 7.500%, due 12/17/09	884	935
7.000%, due 3/15/10	5,575	6,367
#E65418, 7.000%, due 8/1/10	727	757
#G10457, 7.000%, due 2/1/11	835	885
#E00436, 7.000%, due 6/1/11	789	836
#G10708, 6.500%, due 8/1/12	483	512
#E91999, 5.000%, due 10/1/12	1,421	1,448
#G11218, 7.000%, due 10/1/12	261	276
#E96147, 5.000%, due 5/1/13	2,213	2,251
#E95846, 4.500%, due 5/1/13	1,712	1,723
#G10839, 5.500%, due 10/1/13	2,005	2,077
#E72924, 7.000%, due 10/1/13	1,923	2,038
#E00639, 5.000%, due 3/1/14	2,504	2,563
#E81908, 8.500%, due 12/1/15	327	349
#G90022, 8.000%, due 9/17/16	1,392	1,480
#G11486, 7.500%, due 4/1/17	1,952	2,071
#E90398, 7.000%, due 5/1/17	2,371	2,514
#M30028, 5.500%, due 5/1/17	695	726
#G11549, 7.000%, due 7/1/17	1,600	1,696
#G90027, 6.000%, due 11/15/17	2,386	2,513
#C67537, 9.500%, due 8/1/21	405	452
#G30243, 6.000%, due 12/1/21	2,997	3,136
#G21, Tranche J, 6.250%, due 8/25/22	367	368

Total FHLMC Mortgage Obligations	43,180	45,590

Issuer	NRSRO Rating		Principal Amount	Value
Federal National Mortgage Association (FNMA)—22.3%
#545560, 8.000%, due 5/1/07			$ 947	$992
6.6250%, due 10/15/07			935	1,013
#93-196, Tranche SA, 18.589%, due 10/25/08, VRN			916	1,060
#1993-221, Tranche SG, 9.980%, due 12/25/08, VRN			493	521
#765396, 5.500%, due 1/1/09			584	604
#731691, 7.000%, due 9/1/09			1,381	1,449
#695512, 8.000%, due 9/1/10			944	1,004
#725479, 8.5%, due 10/1/10			1,727	1,848
#255056, 5.000%, due 11/1/10			2,854	2,906
6.250%, due 2/1/11			6,625	7,263
#313816, 6.000%, due 4/1/11			967	1,016
#577393, 10.000%, due 6/1/11			478	524
#577395, 10.000%, due 8/1/11			1,359	1,497
#254705, 5.500%, due 3/1/13			2,715	2,833
#254788, 6.500%, due 4/1/13			958	1,022
#725315, 8.000%, due 5/1/13			1,518	1,614
#190539, 6.000%, due 1/1/14			692	723
#806463, 7.000%, due 3/1/14			1,873	1,986
#593561, 9.500%, due 8/1/14			647	724
#567027, 7.000%, due 9/1/14			2,615	2,773
#567026, 6.500%, due 10/1/14			2,843	3,017
#458124, 7.000%, due 12/15/14			925	982
#598453, 7.000%, due 6/1/15			999	1,055
#555747, 8.000%, due 5/1/16			1,013	1,078
#643217 , 6.500%, due 6/1/17			650	690
# 682075, 5.500%, due 11/1/17			1,439	1,488
#662925, 6.000%, due 12/1/17			2,722	2,864
#740847, 6.000%, due 10/1/18			1,951	2,045
#458147, 10.000%, due 8/15/20			1,587	1,800
#735104, 7.000%, due 5/1/22			4,479	4,771
#725927, 7.000%, due 8/1/22			3,616	3,851
#735137, 6.500%, due 11/1/22			2,400	2,534
#1993-19, Tranche SH, 11.233%, due 4/25/23, VRN			11	16
#254797, 5.000%, due 6/1/23			1,581	1,589
#806458, 8.00%, due 6/1/28			2,623	2,855
#654674, 6.500%, due 9/1/32			613	644
#733897, 6.500%, due 12/1/32			748	789

Total FNMA Mortgage Obligations			61,428	65,440

Collateralized Mortgage Obligations—22.9%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08*	A	+	2,500	2,501
GRP 2004-1, 3.96%, due 3/25/09	A		329	329
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA		1,988	1,962
Cityscape Home Equity Loan Trust, 1997-4, Tranche M2, 8.210%, due 10/25/18	A		1,294	1,291
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA		1,900	1,969
Countrywide, 2001-HLV1, Tranche B1 9.385%, due 5/10/22	BBB		3,153	3,163
First Plus, 1997-4, Tranche M2, 7.330%, due 9/11/23	A		917	917
First Plus, 1997-4, Tranche A8, 7.310%, due 9/11/23	AAA		714	714

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 43

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
First Plus, 1998-2, Tranche M2, 7.510%, due 5/10/24	A2		$ 538	$ 537
First Plus, 1998-3, Tranche M2, 7.420%, due 5/10/24	A2		181	181
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche B, 9.000%, due 6/25/26	A		399	405
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche M, 8.720%, due 6/25/26	AAA		980	986
CIT Group Home Equity Loan Trust, 98-1 M2, 6.720%, due 9/15/27	A2		1,315	1,331
Green Tree Home Improvement Loan Trust, 1998-E, Tranche HEM2, 7.270%, due 6/15/28	A	+	4,525	4,636
Delta Funding Home Equity Loan Trust, 2000-2, Tranche A6F, 7.970%, due 8/15/30	AAA		628	631
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A		2,700	2,830
INHEL 2001-B, Tranche MF1 6.829%, due 2/25/31	AA	+	3,075	3,126
Countrywide, 2000-2, Tranche MF2, 9.000%, due 6/25/31	A		2,000	2,041
Residential Asset Securities Corporation, 2001-KS, Tranche MI2 7.370%, due 6/25/31	A		2,211	2,283
Countrywide, 2001-1, Tranche MF1, 7.215%, due 7/25/31	AA	+	1,328	1,336
Countrywide, 2001-1, Tranche MF2, 7.511%, due 7/25/31	AA-		590	595
IMSA, 2001-5, Tranche M1 7.250%, due 8/25/31	Aaa		2,222	2,309
Credit Suisse First Boston, 2002-22, Tranche 2M2 6.500%, due 6/25/32	A		3,041	3,122
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A		1,600	1,597
Credit Suisse First Boston, 2001—HE30, Tranche MF2 7.760%, due 7/25/32	A	+	3,985	4,075
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.075%, due 9/25/32, VRN	BBB		1,974	1,980
GRP Real Estate Asset Trust, 2003-1, Tranche A,* 5.970%, due 11/25/32	A		323	323
LSSCO, 2004-2, Tranche M1, 5.208%, due 2/28/33, VRN*	AA		2,622	2,643
LSSCO, 2004-2, Tranche M2, 5.208%, due 2/28/33, VRN*	A		2,010	2,021
ABFS, 2002-2, Tranche A-7, 5.215%, due 6/15/33, VRN	AAA		556	566
ABFS, 2002-3, Tranche MI, 5.402%, due 9/15/33, VRN	AA		1,500	1,520
ACE, 2004-SD1, Tranche M3 5.168%, due 11/25/33, VRN	BBB		2,099	1,992
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1 5.597%, due 12/25/2033	AA		2,400	2,470

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
GRP Real Estate Asset Trust, 2004-2 Tranche A, 4.210%, due 7/25/34	A		$ 4,752	$ 4,758
FHASI, 2004-AR4, Tranche 3A1 4.650%, due 8/25/34	AAA		1,957	1,960
Security National Mortgage Loan Trust, 2004-2, Tranche M2, 6.352%, due 11/25/34*	A		2,200	2,181
Total Collateralized Mortgage Obligations			66,506	67,281

Corporate Obligations—29.0%
Block Financial Corporation, 8.500%, due 4/15/07	BBB	+	2,699	2,971
Mellon Bank NA, 7.375%, due 5/15/07	A	+	2,025	2,189
Ford Motor Credit, 7.200%, due 6/15/07	BBB		1,336	1,425
Applied Materials, Inc., 6.750%, due 10/15/07	A-		2,800	3,014
Amgen Inc., 6.500%, due 12/01/07	A	+	1,000	1,081
DaimlerChrysler, NA Holdings, 4.750%, due 1/15/08	A3		2,575	2,630
Wells Fargo Company, 3.500%, due 4/4/08	AA		2,375	2,360
Goldman Sachs Group, Inc. 3.875%, due 1/15/09	A	+	2,325	2,320
CIT Group Inc., 3.375%, due 4/1/09	A		2,475	2,404
Philips Petroleum, 8.750%, due 5/25/10	A-		3,525	4,302
Household Finance Corporation, 8.000%, due 7/15/10	A		2,325	2,736
Boeing Capital Corporation, 7.375%, due 9/27/10	A		2,449	2,824
Sprint Capital Corp., 7.625%, due 1/30/11	BBB		2,600	3,019
Countrywide Financial Corp., 4.000%, due 3/22/11	A		2,625	2,552
AOL Time Warner, 6.750%, due 4/15/11	BBB	+	1,900	2,137
Morgan Stanley, 6.750%, due 4/15/11	A	+	3,275	3,673
General Motors Acceptance Corporation, 6.875%, due 9/15/11	BBB		3,050	3,126
Ford Motor Credit Co., Inc. 7.250%, due 10/25/11	BBB	+	1,525	1,635
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A		2,650	2,963
National Rural Utility Cooperative, 7.250%, due 3/1/12	A		2,900	3,347
Weyerhaeuser Company, 6.750%, due 3/15/12	BBB		2,500	2,817
GE Capital Corporation, 6.000%, due 6/15/12	AAA		2,525	2,752
Citigroup, Inc. 5.625%, 8/27/12	A	+	2,550	2,716
SLM Corporation, 5.125%, due 8/27/12	A		2,025	2,082
Verizon Global Funding Corporation, 7.375%, due 9/1/12	A	+	2,600	3,060
Cox Communications Inc., 7.125%, due 10/1/12	BBB-		1,360	1,524

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2004

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
IBM Corporation, 4.750%, due 11/29/12	A	+	$ 3,250	$ 3,318
Ohio Power Company, 5.500%, due 2/15/13	A3		1,900	1,987
Comcast Cable Communications, Inc 8.375%, due 3/15/13	BBB		2,000	2,466
TXU Energy Company, 7.00%, due 3/15/13	BBB		2,650	2,960
Bank of America Corporation, 5.375%, due 6/15/14	A	+	2,250	2,348
May Department Stores, 5.750%, due 7/15/14	BBB		2,000	2,055
SBC Communications, Inc., 5.100%, due 9/15/14	A	+	2,000	2,019
Petro-Canada Financial Partnership, 5.000%, due 11/15/14	BBB		600	598

Total Corporate Obligations			78,644	85,410

Total Long Term Investments—97.1% (cost $283,197)			269,825	285,546

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (Unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

*Deemed illiquid pursuant to Illiquidity Procedures adopted by the Board of Trustees. These holdings represent 3.8% of the net assets at December 31, 2004.

Issuer	NRSRO Rating		Principal Amount	Value

Short-Term Investments—0.2%
American Express Corporation, VRN 2.240%, due 1/3/05	A	+	$252	$252
Prudential Funding LLC, VRN 2.243%, due 1/3/05	A	+	263	263

Total Short-Term Investments (cost $515)			515	515

Total Investments—97.3% (cost $283,712)			$270,340	286,061

Cash and other assets, less liabilities—2.7%				8,023

Net Assets—100%				$294,084

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 45

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Monetary policy was the focus of the money markets during 2004, with investors monitoring the strength of the economic recovery, the price of oil, and resultant implications for inflation and interest rates.

Five interest rate hikes by the Federal Reserve Board occurred during the year. The rate increases were seen as part of a gradual process by the Fed to “wean” the economy from historically low rates that are no longer needed to sustain the economic recovery.

Beginning in the first quarter, there began to be threads of communication from the Federal Reserve Board that interest rates could not remain as low as they were for an indefinite period of time.

In January, for example, the Fed abandoned a promise to keep interest rates low for “a considerable period,” in favor of a promise to be “patient” with any move to raise short-term interest rates. And in February, Federal Reserve Chairman Alan Greenspan cautioned that low interest rates “will not be compatible indefinitely” with the Fed’s primary job of fighting inflation.

The Fed voted at its March 16th, 2004 meeting to keep short-term interest rates at a 45-year low, saying in its statement that risks to economic growth were roughly equal and repeated its view that chances of a drop in prices were about the same as a pickup of inflation, maintaining a position that the Federal Reserve had adopted in December of 2003.

Finally, and as anticipated, the Federal Reserve decided at its June 30th meeting to raise the federal funds rate—the interest rate that banks charge each other to lend money overnight—0.25% to 1.25%. It was the first time in four years that the Fed had raised the federal funds rate, which had been at a 46-year low.

During the third quarter the Federal Reserve raised the federal funds rate by 0.25% on August 11 and then again by 0.25% on September 21. During the fourth quarter, the Fed again raised the federal funds rate by 0.25% twice—on November 10 and December 14.

At its December meeting the Fed reiterated its willingness to be “measured” in its approach regarding future rate hikes in order to restore rates to more normalized historical levels. We believe the money markets may have factored in additional rate hikes by the Federal Reserve this year, perhaps as early as the Fed’s first meeting on February 1 and 2, 2005.

For the money markets, continued strength in the economy has resulted in increased issuance of commercial paper by corporations, an affirmation of a healthy economy.

We will continue to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also intend to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

At December 31, 2004, the average maturity of the Fund’s holdings was 55.2 days, compared to 59.9 days at June 30, 2004 and 54 days at the end of 2003.

The return for the 12 months ended December 31, 2004 of the Fund’s Class N Shares was 0.80%, versus the 0.65% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.09 billion, compared to $1.05 billion at June 30, 2004 and $1.15 billion at December 31, 2003.

46 Annual Report	December 31, 2004

Ready Reserves Fund

Performance Highlights

The Fund’s 7 day yield on December 31, 2004 was 1.56%.

Average Annual Total Returns—Class N Shares period ending December 31, 2004.

	1 Year		5 Year		10 Year
Ready Reserves Fund AAA Rated Money Market Funds	.80 .65	% %	2.44 2.33	% %	3.71 3.71	% %

Performance cited represents past performance. Past Performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on December 31, 2004. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 47

Ready Reserves Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Mortgage Backed Securities—7.5%
Federal Home Loan Bank (FHLB), 1.745%-2.450%, 1/5/05-3/21/05	$34,783	$34,785
Federal Home Loan Mortgage Corp. (FHLMC), 1.500%-2.165%, 2/7/05-2/14/05	11,000	11,000
Federal National Mortgage Assoc. (FNMA), 1.876%-2.460%, 1/3/05-3/24/05	36,218	36,221

Total Mortgage Backed Securities	82,001	82,006

Canadian Fixed Rate Notes—2.6%
Province of New Brunswick, 6.500%, 6/20/05	2,589	2,551
Province of Ontario, 4.200%-7.000%, 6/30/05-8/04/05	20,952	20,778
Province of Quebec, 4.200%, 1/19/05	4,779	4,720

Total Canadian Fixed Rate Notes	28,320	28,049

Fixed Rate Notes—30.7%
Abbott Laboratories, 6.800%, 5/15/05	1,421	1,399
American General Finance Corporation, 7.250%-7.450%, 1/15/05-5/15/05	20,265	19,398
Associates Corporation, 6.100%-7.750%, 1/15/05-2/15/05	7,814	7,442
BellSouth Telecommunications, 7.000%, 2/1/05	1,008	1,004
B.P. plc, 4.000%-10.875%, 4/29/05-7/15/05	35,836	35,258
Brown-Foreman Corporation, 7.380%, 5/10/05	1,307	1,297
Caterpillar Financial Services, 2.158%-4.690%, 1/14/05-4/25/05	25,746	25,585
Coca-Cola Company, 4.000%, 6/1/05	9,148	9,064
Coca-Cola Enterprises, 8.000%, 1/4/05	18,669	17,749
Colgate-Palmolive Corporation, 3.980%, 4/29/05	14,037	13,889
First Data Corporation, 6.750%, 7/15/05	1,160	1,137
GE Capital Corporation, 2.300%-8.850%, 2/1/05-5/15/05	25,357	24,493
Gillette Company, 4.000%-5.750%, 6/30/05-10/15/05	16,660	16,596
IBM Credit Corporation, 4.125%, 6/30/05	5,631	5,597
Kimberly Clark, 4.500%-10.000%, 3/15/05-7/30/05	19,225	18,885
Merck & Company, 4.125%, 1/18/05	5,412	5,380
National Rural Utility Cooperative Finance Corporation, 2.610%-5.500%, 1/15/05-3/10/05	14,202	13,995
Pharmacia Corporation, 5.750%, 12/01/05	3,441	3,428
Procter & Gamble Corporation, 4.000%, 4/30/05	5,083	5,030
SBC Communications, Inc., 7.500%, 4/1/05	13,174	13,155
USA Education, 2.380%, 1/25/05	2,254	2,250
USAA Capital Corporation, 3.130%-7.540%, 3/30/05-12/15/05	14,216	13,940
Verizon GTE North, 6.400%, 2/15/05	10,426	10,078
Wal-Mart Stores, 2.296%-5.875%, 2/22/05-10/15/05	38,088	37,962
Wells Fargo Financial, 2.570%-7.600%, 3/24/05-12/1/05	31,778	31,300

Total Fixed Rate Notes	341,358	335,311

VRN = Variable Rate Note

Issuer	Principal Amount	Amortized Cost
Variable Rate Notes—9.3%
Caterpillar Financial Services, 2.380%-2.688%, 1/25/05-3/7/05	$4,363	$4,355
General Electric Capital Corporation, 2.540%-2.640%, 3/21/05-9/23/05	16,947	16,923
Paccar Financial Corporation, 2.000%-2.019%, 1/11/05-1/20/05	17,997	17,998
Pfizer, Inc. 2.120%, 2/3/05	9,699	9,699
SLM Corporation, 2.570%, 3/15/05	10,012	10,007
U.S. Bancorp, 2.540%-2.680%, 1/1/05-3/14/05	40,174	40,099
Wells Fargo Financial, 2.491%, 3/17/05	3,001	3,001

Total Variable Rate Notes	102,193	102,082

Asset Backed Commercial Paper—46.7%
Alpine Securitization Corporation, 2.280%, 1/10/05	10,000	9,994
Amsterdam Funding Corporation, 2.330%-2.340%, 1/31/05-2/2/05	25,000	24,950
Blue Ridge Asset Funding, 2.260%, 1/20/05	20,000	19,976
CAFCO, L.L.C. 2.150%-2.230%, 1/5/05-1/6/05	24,350	24,344
CRC Funding, L.L.C., 2.270%, 1/26/05	15,000	14,976
Daimler Chrysler Revolving Auto, 2.090%-2.250%, 1/3/05-1/19/05	15,051	15,044
Delaware Funding Corporation, 2.200%-2.340%, 1/13/05-1/24/05	14,847	14,828
Edison Securitization, 2.290%-2.330%, 1/7/05-2/7/05	23,000	22,965
FCAR Owner Trust, 2.210%-2.290%, 1/7/05-1/25/05	45,000	44,960
Govco, Inc. 2.190%, 1/12/05	15,000	14,990
Jupiter Securitization Corporation, 2.280%-2.350%, 1/28/05-2/3/05	20,000	19,961
Kitty Hawk Funding, 2.340%, 1/26/05	15,000	14,976
New Center Asset Trust, 2.240%-2.360%, 1/13/05-1/28/05	45,000	44,940
Old Line Funding, 2.200%-2.230%, 1/11/05-1/14/05	21,435	21,420
Park Avenue Receivables, 2.270%-2.340%, 1/11/05-1/27/05	20,000	19,977
Preferred Receivables Funding, 2.230%-2.340%, 1/4/05-2/4/05	42,615	42,552
Ranger Funding, L.L.C., 2.250%-2.330%, 1/14/05-1/24/05	30,000	29,966
Sheffield Receivables, 2.190%-2.260%, 1/5/05-1/18/05	45,000	44,972
Thames Asset Global Securitization, 2.240%-2.290%, 1/12/05-1/20/05	24,677	24,655
Thunder Bay Funding, 2.200%-2.340%, 1/10/05-2/1/05	25,216	25,180
Windmill Funding Corporation, 2.260%,1/21/05	15,000	14,981

Total Asset Backed Commercial Paper	511,191	510,607

Demand Note—2.7%
American Express Corporation, VRN, 2.240%, 1/1/05	14,271	14,271
Prudential Funding, VRN, 2.243%, 1/1/05	15,105	15,105

Total Demand Note	29,376	29,376

Total Investments—99.5% (cost $1,087,431)	$1,094,439	1,087,431

Cash and other assets, less liabilities—0.5%		5,509

Net assets—100.0%		$1,092,940

Portfolio Weighted Average Maturity		55.2 Days

See accompanying Notes to Financial Statements.

48 Annual Report	December 31, 2004

Statements of Assets and Liabilities

December 31, 2004 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Small- Mid Cap Growth Fund
Assets
Investments in securities, at cost	$208,478	$4,400	$5,212	$587,974	$22,507
Investments in Affiliated Fund, at cost	138	47	177	21,849	976

Investments in securities, at value	$275,686	$5,810	$6,321	$743,784	$24,881
Investments in Affiliated Fund, at value	138	47	177	21,849	976
Cash	60	—	2	421	1
Receivable for fund shares sold	151	—	20	4,612	190
Receivable for investment securities sold	—	—	—	5,729	—
Receivable from Advisor	—	2	13	—	—
Dividend and interest receivable	127	4	4	210	3

Total assets	276,162	5,863	6,537	776,605	26,051
Liabilities
Payable for investment securities purchased	—	—	105	4,270	—
Payable for fund shares redeemed	364	—	—	232	—
Management fee payable	189	4	5	667	53
Distribution and shareholder services fee payable	10	—	—	95	2
Other accrued expenses	93	12	10	132	22

Total liabilities	656	16	120	5,396	77

Net Assets	$275,506	$5,847	$6,417	$771,209	$25,974

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$26	$1	$1	$30	$2
Capital paid in excess of par value	225,096	6,322	10,756	594,459	23,668
Accumulated realized gain (loss)	(16,824)	(1,886)	(5,449)	20,910	(70)
Net unrealized appreciation (depreciation) of investments and foreign currencies	67,208	1,410	1,109	155,810	2,374

Net Assets	$275,506	$5,847	$6,417	$771,209	$25,974

Class N Shares
Net Assets	$50,098	$171	$277	$476,669	$7,873
Shares Outstanding	4,683,419	19,048	44,401	18,534,310	697,778
Net Asset Value Per Share	$10.70	$8.99	$6.24	$25.72	$11.28
Class I Shares
Net Assets	$225,402	$5,670	$6,137	$294,525	$18,095
Shares Outstanding	20,796,745	622,898	972,817	11,309,652	1,600,666
Net Asset Value Per Share	$10.84	$9.10	$6.31	$26.04	$11.30

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 49

Statements of Operations

For the Year Ended December 31, 2004 (all dollar amounts in thousands)

	Growth Fund	Tax-Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Small-Mid Cap Growth Fund
Investment income
Dividends	$1,583	$37	$46	$903	$31
Less foreign tax withheld	(63)	(1)	(1)	—	—
Income from Affiliated Fund	23	1	1	165	8
Interest	—	—	—	304	—

Total income	1,543	37	46	1,372	39
Expenses
Investment advisory fees	2,017	47	48	6,663	134
Distribution fees	112	—	—	952	11
Custodian fees	64	15	16	142	31
Transfer agent fees	208	8	9	348	25
Professional fees	34	16	15	48	27
Registration fees	34	29	29	94	30
Other expenses	145	6	8	228	14

Total expenses before waiver	2,614	121	125	8,475	272
Plus expenses recovered by the Advisor	—	—	—	164
Less expenses waived or absorbed by the Advisor	—	(43)	(56)	—	(81)

Net expenses	2,614	78	69	8,639	191

Net investment income (loss)	(1,071)	(41)	(23)	(7,267)	(152)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	14,917	460	196	80,817	5

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	5,610	(38)	149	78,333	2,395

Net increase (decrease) in net assets resulting from operations	$19,456	$381	$322	$151,883	$2,248

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2004

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Small-Mid Cap Growth Fund
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003 (a)
Operations
Net investment income (loss)	$(1,071)	$(1,214)	$(41)	$(40)	$(23)	$(26)	$(7,267)	$(2,137)	$(152)	$—
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	14,917	758	460	(483)	196	(553)	80,817	20,759	5	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	5,610	58,056	(38)	1,777	149	1,644	78,333	75,261	2,395	(21)

Net increase (decrease) in net assets resulting from operations	19,456	57,600	381	1,254	322	1,065	151,883	93,883	2,248	(21)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—	(54,782)	(7,443)	—	—

	—	—	—	—	—	—	(54,782)	(7,443)	—	—
Capital stock transactions
Net proceeds from sale of shares	35,194	29,113	246	1,159	1,655	1,147	260,030	400,136	21,231	3,694
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	—	—	—	53,276	7,200	—	—
Less cost of shares redeemed	(60,798)	(60,684)	(1,651)	(845)	(1,079)	(2,162)	(158,022)	(53,533)	(1,178)	—

Net increase (decrease) in net assets resulting from capital share transactions	(25,604)	(31,571)	(1,405)	314	576	(1,015)	155,284	353,803	20,053	3,694

Increase (decrease) in net assets	(6,148)	26,029	(1,024)	1,568	898	50	252,385	440,243	22,301	3,673
Net assets
Beginning of year	$281,654	$255,625	$6,871	$5,303	$5,519	$5,469	$518,824	$78,581	$3,673	$—

End of year	$275,506	$281,654	$5,847	$6,871	$6,417	$5,519	$771,209	$518,824	$25,974	$3,673

Undistributed net investment income (loss) at the end of the year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

See accompanying Notes to Financial Statements

December 31, 2004	William Blair Funds 51

Statements of Assets and Liabilities

December 31, 2004 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	Value Discovery Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$2,172,079	$8,800	$179,541	$283,712	$1,087,431
Investments in Affiliated Fund, at cost	39,866	219	6,901	—	—

Investments in securities, at value	$2,951,657	$9,226	$240,910	$286,061	$1,087,431
Investments in Affiliated Fund, at value	39,866	219	6,901	—	—
Cash	135	104	—	11	—
Foreign currency, at value (cost $4,623 and $22, respectively)	4,752	22	—	—	—
Receivable for fund shares sold	6,083	119	4	5,655	—
Receivable for investment securities sold	3,151	84	437	102	—
Receivable from Advisor	—	38	—	—	—
Dividend and interest receivable	2,162	7	356	2,733	6,280

Total assets	3,007,806	9,819	248,608	294,562	1,093,711
Liabilities
Payable for investment securities purchased	1,731	98	1,712	—	—
Payable for fund shares redeemed	1,182	—	424	248	—
Management fee payable	2,477	14	230	129	220
Distribution and shareholder services fee payable	420	—	16	10	332
Dividend payable	—	—	—	—	94
Other accrued expenses	562	18	50	91	125

Total liabilities	6,372	130	2,432	478	771

Net Assets	$3,001,434	$9,689	$246,176	$294,084	$1,092,940

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$136	$1	$10	$29	$1,093
Capital paid in excess of par value	2,249,967	9,359	179,541	304,241	1,092,794
Accumulated net investment income (loss)	(17,106)	(79)	36	173	81
Accumulated realized gain (loss)	(11,340)	(17)	5,220	(12,708)	(1,028)
Net unrealized appreciation (depreciation) of investments and foreign currencies	779,777	425	61,369	2,349	—

Net Assets	$3,001,434	$9,689	$246,176	$294,084	$1,092,940

Class N Shares
Net Assets	$2,062,659	$1,864	$34,153	$81,963	$1,092,940
Shares Outstanding	93,393,300	164,561	1,504,783	8,047,009	1,092,993,802
Net Asset Value Per Share	$22.09	$11.33	$22.70	$10.19	$1.00
Class I Shares
Net Assets	$938,762	$7,818	$212,011	$212,116
Shares Outstanding	42,026,452	687,554	9,290,895	20,897,410
Net Asset Value Per Share	$22.34	$11.37	$22.82	$10.15

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2004

Statements of Operations

For the Year Ended December 31, 2004 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund(a)	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$34,752	$30	$2,635	$—	$—
Less foreign tax withheld	(3,356)	(2)	—	—	—
Income from Affiliated Fund	304	4	58	—	—
Interest	490	11	460	13,357	16,264

Total income	32,190	43	3,153	13,357	16,264
Expenses
Investment advisory fees	24,383	45	2,788	1,351	2,711
Distribution fees	4,299	1	79	90	—
Shareholder services fees	—	—	—	—	3,925
Custodian fees	2,054	32	70	78	190
Transfer agent fees	2,050	13	121	141	114
Professional fees	135	14	21	30	61
Registration fees	183	10	31	41	22
Other expenses	834	1	4	77	274

Total expenses before waiver	33,938	116	3,114	1,808	7,297
Less expenses waived or absorbed by the Advisor	—	(62)	(45)	—	—

Net expenses	33,938	54	3,069	1,808	7,297

Net investment income (loss)	(1,748)	(11)	84	11,549	8,967
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities:
Net realized gain (loss) on investments	118,301	717	26,728	(1,841)	13
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(11,823)	(76)	—	—	—

Total net realized gain (loss)	106,478	641	26,728	(1,841)	13
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	341,262	425	240	(2,534)	—

Net increase (decrease) in net assets resulting from operations	$445,992	$1,055	$27,052	$7,174	$8,980

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 53

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003 (all amounts in thousands)

	International Growth Fund		International Equity Fund	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2004	2003	2004(a)	2004	2003	2004	2003	2004	2003
Operations
Net investment income (loss)	$(1,748)	$1,037	$(11)	$84	$(310)	$11,549	$10,144	$8,967	$8,301
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	106,478	(14,894)	641	26,728	6,425	(1,841)	865	13	(33)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	341,262	459,102	425	240	60,586	(2,534)	(2,342)	—	—

Net increase (decrease) in net assets resulting from operations	445,992	445,245	1,055	27,052	66,701	7,174	8,667	8,980	8,268
Distributions to shareholders from
Net investment income	(2,616)	(2,775)	—	—	—	(14,033)	(13,802)	(8,967)	(8,301)
Net realized gain	—	—	—	(26,037)	—	—	—	—	—

	(2,616)	(2,775)	—	(26,037)	—	(14,033)	(13,802)	(8,967)	(8,301)
Capital stock transactions
Net proceeds from sale of shares	1,143,395	1,012,995	16,380	58,405	53,181	93,503	139,094	1,678,077	1,648,639
Shares issued in reinvestment of income dividends and capital gain distributions	2,161	2,457	—	25,638	—	10,085	10,207	8,904	8,334
Capital contribution by the Advisor	—	—	—	—	—	—	—	1,000	—
Less cost of shares redeemed	(487,197)	(337,011)	(7,746)	(75,993)	(73,573)	(67,707)	(75,240)	(1,748,986)	(1,827,009)

Net increase (decrease) in net assets resulting from capital stock transactions	658,359	678,441	8,634	8,050	(20,392)	35,881	74,061	(61,005)	(170,036)

Increase (decrease) in net assets	1,101,735	1,120,911	9,689	9,065	46,309	29,022	68,926	(60,992)	(170,069)
Net assets
Beginning of year	$1,899,699	$778,788	$—	$237,111	$190,802	$265,062	$196,136	$1,153,932	$1,324,001

End of year	$3,001,434	$1,899,699	$9,689	$246,176	$237,111	$294,084	$265,062	$1,092,940	$1,153,932

Undistributed net investment income (loss) at the end of the period	$(17,106)	$(3,046)	$(79)	$36	$—	$173	$128	$81	$81

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

54 Annual Report	December 31, 2004

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following twelve portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Fixed Income Portfolio
Value Discovery	Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund and the Institutional International Equity Fund issue a separate report.

(b) Share Classes

Five different classes of shares currently exist: A,B,C, N and I. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35% for the Money Market Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange.

December 31, 2004	William Blair Funds 55

Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of December 31, 2004, there were securities held in Small Cap Growth, Value Discovery and International Growth and International Equity Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2004. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the years ended December 31, 2004 and 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,532 and $2,691 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

56 Annual Report	December 31, 2004

For the year ended December 31, 2004, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$7
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	26
Small Mid-Cap Growth	2
International Growth	78
International Equity	—
Value Discovery	7
Income	2

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997 and recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Growth	$1,071	—	$(1,071)
Tax-Managed Growth	41	—	(41)
Large Cap Growth	23	—	(23)
Small Cap Growth	7,267	(7,267)	—
Small-Mid Cap Growth	152	(75)	(77)
International Growth	(9,697)	9,697	—
International Equity	(67)	(658)	725
Value Discovery	(48)	84	(36)
Income	2,529	(369)	(2,160)
Ready Reserves	—	108	(108)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	15,332	39,450	1,139	6,304
Small-Mid Cap Growth	—	—	—	—
International Growth	2,616	—	2,775	—
International Equity	—	—	—	—
Value Discovery	—	—	—	—
Income	14,033	—	13,802	—
Ready Reserves	8,967	—	8,301	—

December 31, 2004	William Blair Funds 57

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Growth	$—	$16,820	$—	$67,205
Tax-Managed Growth	—	1,886	—	1,410
Large Cap Growth	—	5,421	—	1,082
Small Cap Growth	8,679	—	14,322	153,719
Small-Mid Cap Growth	—	—	—	2,304
International Growth	1,313	5,866	—	753,758
International Equity	—	72	—	402
Value Discovery	—	—	6,625	59,999
Income	173	12,623	—	2,262
Ready Reserves	81	1,028	—	—

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2004.

(g) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth and International Equity Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

58 Annual Report	December 31, 2004

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2004, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Growth	$208,619	$73,285	$6,080	$67,205
Tax-Managed Growth	4,447	1,497	87	1,410
Large Cap Growth	5,416	1,210	128	1,082
Small Cap Growth	611,914	164,942	11,223	153,719
Small-Mid Cap Growth	23,553	2,629	325	2,304
International Growth	2,237,964	764,887	11,129	753,758
International Equity	9,043	464	62	402
Value Discovery	187,812	63,504	3,505	59,999
Income	283,799	4,685	2,423	2,262
Ready Reserves	1,087,431	—	—	—

At December 31, 2004, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2005	2006	2007	2008	2009	2010	2011	2012	Total
Growth	$—	$—	$—	$—	$—	$14,788	$2,032	$—	$16,820
Tax-Managed Growth	—	—	—	—	381	1,037	468	—	1,886
Large Cap Growth	—	—	—	356	2,714	1,582	769	—	5,421
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	5,866	—	5,866
International Equity	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	—	1,249	3,292	—	1,692	1,582	4,808	12,623
Ready Reserves	1	1	51	24	—	930	—	21	1,028

The International Growth and International Equity Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $15,094 and $6, respectively (in thousands) in 2004, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2004 through December 31, 2004, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Amount
Growth	$—
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	—
Small-Mid Cap Growth	—
International Growth	—
International Equity	72
Value Discovery	—
Income	376
Ready Reserves	—

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

December 31, 2004	William Blair Funds 59

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.15%

Fixed Income Portfolio		Money Market Portfolio
Income*		Ready Reserves
First $250 million	0.25%	First $250 million	0.275%
In excess of $250 million	0.20%	Next $250 million	0.250%
*Management fee also includes a charge of 5% of gross income.		Next $2 billion In excess of $2.5 billion	0.225% 0.200%

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2004	Effective May 1, 2004	Through April 30, 2004	Effective May 1, 2004
Tax-Managed Growth	1.55%	1.54%	1.30%	1.29%
Large Cap Growth	1.45%	1.34%	1.20%	1.09%
Small Cap Growth	1.55%	1.53%	1.38%	1.40%
Small-Mid Cap Growth	1.54%	1.54%	1.29%	1.29%
International Equity	N/A	1.50%	N/A	1.25%
Value Discovery	1.49%	1.34%	1.33%	1.25%

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The Company’s right to be reimbursed under these agreements expired December 27, 2004. Under this provision, the Small Cap Growth Portfolio reimbursed the Advisor $164,000, and $186,000 for the years ended December 31, 2004 and 2003, respectively.

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth and the International Equity Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2004 is $81 (in thousands) for the Small-Mid Cap Growth Portfolio and $62 for the International Equity Portfolio.

60 Annual Report	December 31, 2004

For the year ended December 31, 2004, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$2,017	$—	$2,017	$—
Tax-Managed Growth	47	43	4	—
Large Cap Growth	48	48	—	8
Small Cap Growth	6,663	—	6,663	(164)
Small-Mid Cap Growth	134	81	53	—
International Growth	24,383	—	24,383	—
International Equity	45	45	—	17
Value Discovery	2,788	—	2,788	—
Income	1,351	—	1,351	—
Ready Reserves	2,711	—	2,711	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2004, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$112	$—	$112
Tax-Managed Growth	—	—	—
Large Cap Growth	—	—	—
Small Cap Growth	952	—	952
Small-Mid Cap Growth	11	—	11
International Growth	4,299	—	4,299
International Equity	1	—	1
Value Discovery	79	45	34
Income	90	—	90

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of its average daily net assets. For the year ended December 31, 2004, the following fees were incurred (in thousands):

Ready Reserves	$3,925

(c) Trustees Fees

The Portfolios incurred fees of $200 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2004. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the year ended December 31, 2004 are listed

December 31, 2004	William Blair Funds 61

below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2004 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$79,762	$85,440	$17	$23	$138	0.0%
Tax-Managed Growth	1,835	1,913	1	1	47	0.8
Large Cap Growth	3,140	3,198	1	1	177	2.8
Small Cap Growth	304,943	325,566	135	165	21,849	2.8
Small-Mid Cap Growth	18,524	17,628	5	8	976	3.8
International Growth	328,021	387,225	238	304	39,866	1.3
International Equity	7,805	7,586	2	4	219	2.3
Value Discovery	93,912	93,507	41	58	6,901	2.8

(e) Capital Contribution to Affiliated Portfolio

In 2004, the Company voluntarily contributed $1 million dollars to the Ready Reserves Portfolio for which it did not receive any shares. This contribution is reflected on the Statement of Changes in Net Assets.

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2004 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$95,518	$120,463
Tax-Managed Growth	1,861	3,347
Large Cap Growth	2,968	2,289
Small Cap Growth	726,401	643,126
Small-Mid Cap Growth	26,152	7,120
International Growth	2,555,805	1,850,393
International Equity	17,766	3,339
Value Discovery	120,141	137,748
Income	148,018	118,825

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth and International Equity Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2004.

62 Annual Report	December 31, 2004

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$19,930	$15,264	$35,194	$7,157	$21,956	$29,113
Tax-Managed Growth	—	246	246	36	1,123	1,159
Large Cap Growth	99	1,556	1,655	116	1,031	1,147
Small Cap Growth	182,154	77,876	260,030	298,425	101,709	400,134
Small Mid-Cap Growth	7,409	13,822	21,231	699	2,989	3,688
International Growth	806,487	336,908	1,143,395	758,408	254,587	1,012,995
International Equity (a)	1,729	14,645	16,374	—	—	—
Value Discovery	13,405	45,000	58,405	3,825	49,356	53,181
Income (b)	50,605	42,898	93,503	48,173	90,922	139,095
Ready Reserves	1,678,077	—	1,678,077	1,648,639	—	1,648,639

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	33,424	19,852	53,276	4,718	2,482	7,200
Small Mid-Cap Growth	—	—	—	—	—	—
International Growth	497	1,664	2,161	1,375	1,082	2,457
International Equity (a)	—	—	—	—	—	—
Value Discovery	3,559	22,079	25,638	—	—	—
Income	2,575	7,510	10,085	1,695	8,512	10,207
Ready Reserves	8,904	—	8,904	8,334	—	8,334

	Redemptions (Dollars)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$15,081	$45,717	$60,798	$8,875	$51,809	$60,684
Tax-Managed Growth	41	1,610	1,651	14	831	845
Large Cap Growth	134	945	1,079	104	2,058	2,162
Small Cap Growth	128,696	29,326	158,022	40,291	13,239	53,530
Small Mid-Cap Growth	924	254	1,178	—	—	—
International Growth	409,543	77,654	487,197	238,935	98,076	337,011
International Equity (a)(b)	1	7,745	7,746	—	—	—
Value Discovery	9,478	66,515	75,993	12,601	60,972	73,573
Income	16,560	51,147	67,707	23,206	52,035	75,241
Ready Reserves	1,748,986	—	1,748,986	1,827,009	—	1,827,009

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$4,849	$(30,453)	$(25,604)	$(1,718)	$(29,853)	$(31,571)
Tax-Managed Growth	(41)	(1,364)	(1,405)	22	292	314
Large Cap Growth	(35)	611	576	12	(1,027)	(1,015)
Small Cap Growth	86,882	68,402	155,284	262,852	90,952	353,804
Small Mid-Cap Growth	6,485	13,568	20,053	699	2,989	3,688
International Growth	397,441	260,918	658,359	520,848	157,593	678,441
International Equity (a)	1,728	6,900	8,628	—	—	—
Value Discovery	7,486	564	8,050	(8,776)	(11,616)	(20,392)
Income	36,620	(739)	35,881	26,662	47,399	74,061
Ready Reserves	(62,005)	—	(62,005)	(170,036)	—	(170,036)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	The sales of Class I for Income Fund reflect two in-kind purchases totaling $1.4 million dollars. The redemptions for Class I for International Equity Fund reflects an in-kind redemption of $7.7 million. This in-kind redemption resulted in a non-taxable gain of $739 (in thousands).

December 31, 2004	William Blair Funds 63

	Sales (Shares)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,031	1,516	3,547	824	2,476	3,300
Tax-Managed Growth	—	29	29	5	148	153
Large Cap Growth	16	259	275	22	201	223
Small Cap Growth	7,573	3,260	10,833	15,338	5,249	20,587
Small Mid-Cap Growth	714	1,328	2,042	70	299	369
International Growth	41,858	17,229	59,087	49,012	16,140	65,152
International Equity (a)	165	1,392	1,557	—	—	—
Value Discovery	576	1,900	2,476	203	2,696	2,899
Income	4,919	4,171	9,090	4,557	8,632	13,189
Ready Reserves	1,678,077	—	1,678,077	1,648,639	—	1,648,639

	Reinvested Distributions (Shares)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	—	—	—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	1,331	781	2,112	226	118	344
Small Mid-Cap Growth	—	—	—	—	—	—
International Growth	23	78	101	77	60	137
International Equity (a)	—	—	—	—	—	—
Value Discovery	160	991	1,151	—	—	—
Income	251	734	985	162	811	973
Ready Reserves	8,904	—	8,904	8,334	—	8,334

	Redemptions (Shares)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,529	4,528	6,057	1,027	5,796	6,823
Tax-Managed Growth	5	190	195	2	109	111
Large Cap Growth	22	158	180	20	415	435
Small Cap Growth	5,546	1,239	6,785	2,161	783	2,944
Small Mid-Cap Growth	86	26	112	—	—	—
International Growth	21,332	4,005	25,337	16,368	6,456	22,824
International Equity (a)	—	705	705	—	—	—
Value Discovery	408	2,844	3,252	767	3,409	4,176
Income	1,614	4,985	6,599	2,198	4,957	7,155
Ready Reserves	1,748,986	—	1,748,986	1,827,009	—	1,827,009

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2004			Year Ended December 31, 2003
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	502	(3,012)	(2,510)	(203)	(3,320)	(3,523)
Tax-Managed Growth	(5)	(161)	(166)	3	39	42
Large Cap Growth	(6)	101	95	2	(214)	(212)
Small Cap Growth	3,358	2,802	6,160	13,403	4,584	17,987
Small Mid-Cap Growth	628	1,302	1,930	70	299	369
International Growth	20,549	13,302	33,851	32,721	9,744	42,465
International Equity (a)	165	687	852	—	—	—
Value Discovery	328	47	375	(564)	(713)	(1,277)
Income	3,556	(80)	3,476	2,521	4,486	7,007
Ready Reserves	(62,005)	—	(62,005)	(170,036)	—	(170,036)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

64 Annual Report	December 31, 2004

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.97	$8.06	$10.87	$12.73	$20.10
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	0.79	1.97	(2.74)	(1.66)	(1.52)

Total from investment operations	0.73	1.91	(2.81)	(1.72)	(1.58)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.14	5.79

Total distributions	—	—	—	0.14	5.79

Net asset value, end of period	$10.70	$9.97	$8.06	$10.87	$12.73

Total return (%)	7.32	23.70	(25.85)	(13.53)	(7.47)
Ratios to average daily net assets (%):
Expenses	1.17	1.19	1.19	1.18	1.13
Net investment income (loss)	(0.60)	(0.67)	(0.73)	(0.57)	(0.34)

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.08	$8.12	$10.93	$12.77	$20.10
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.80	2.00	(2.76)	(1.66)	(1.53)

Total from investment operations	0.76	1.96	(2.81)	(1.70)	(1.54)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.14	5.79

Total distributions	—	—	—	0.14	5.79

Net asset value, end of period	$10.84	$10.08	$8.12	$10.93	$12.77

Total return (%)	7.54	24.14	(25.71)	(13.33)	(7.27)
Ratios to average daily net assets (%):
Expenses	0.92	0.94	0.94	0.93	0.88
Net investment income (loss)	(0.35)	(0.42)	(0.48)	(0.32)	(0.06)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%)	35	45	29	74	88

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 65

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.41	$6.86	$9.07	$10.08	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.07)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.66	1.62	(2.15)	(0.96)	(0.08)

Total from investment operations	0.58	1.55	(2.21)	(1.01)	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$8.99	$8.41	$6.86	$9.07	$10.08

Total return (%)	6.90	22.59	(24.37)	(10.02)	(0.98)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.54	1.49	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.26	2.26	2.22	3.64	11.34
Net investment income (loss), net of waivers and reimbursements	(0.92)	(0.91)	(0.72)	(0.57)	(0.15)
Net investment income (loss), before waivers and reimbursements	(1.64)	(1.68)	(1.58)	(2.85)	(10.13)

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.50	$6.92	$9.12	$10.11	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05)	(0.04)	(0.03)	—
Net realized and unrealized gain (loss) on investments	0.66	1.63	(2.16)	(0.96)	(0.07)

Total from investment operations	0.60	1.58	(2.20)	(0.99)	(0.07)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$9.10	$8.50	$6.92	$9.12	$10.11

Total return (%)	7.06	22.83	(24.12)	(9.79)	(0.69)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.24	1.11	1.11	1.11
Expenses, before waivers and reimbursements	2.01	2.01	1.97	3.39	11.09
Net investment income (loss), net of waivers and reimbursements	(0.67)	(0.66)	(0.47)	(0.32)	0.05
Net investment income (loss), before waivers and reimbursements	(1.39)	(1.43)	(1.33)	(2.60)	(9.93)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%)	31	37	44	37	32

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

66 Annual Report	December 31, 2004

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$5.93	$4.80	$6.72	$8.45	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.35	1.17	(1.88)	(1.68)	(1.64)

Total from investment operations	0.31	1.13	(1.92)	(1.73)	(1.69)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$6.24	$5.93	$4.80	$6.72	$8.45

Total return (%)	5.23	23.54	(28.57)	(20.47)	(16.67)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.42	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.29	2.39	2.45	3.01	2.84
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.76)	(0.71)	(0.79)	(0.58)
Net investment income (loss), before waivers and reimbursements	(1.54)	(1.73)	(1.80)	(2.44)	(2.06)

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$5.99	$4.82	$6.74	$8.47	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.34	1.20	(1.89)	(1.69)	(1.63)

Total from investment operations	0.32	1.17	(1.92)	(1.73)	(1.67)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$6.31	$5.99	$4.82	$6.74	$8.47

Total return (%)	5.34	24.27	(28.49)	(20.43)	(16.47)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.13	1.17	1.11	1.11	1.11
Expenses, before waivers and reimbursements	2.04	2.14	2.20	2.76	2.59
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.51)	(0.46)	(0.54)	(0.35)
Net investment income (loss), before waivers and reimbursements	(1.29)	(1.48)	(1.55)	(2.19)	(1.83)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%)	39	33	52	87	95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 67

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.83	$13.72	$16.58	$13.16	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.21)	(0.19)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	6.20	8.68	(2.67)	3.59	3.51

Total from investment operations	5.90	8.47	(2.86)	3.42	3.40
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.01	0.36	—	—	0.43

Total distributions	2.01	0.36	—	—	0.43

Net asset value, end of period	$25.72	$21.83	$13.72	$16.58	$13.16

Total return (%)	27.24	61.88	(17.25)	25.99	33.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49	1.55	1.56	1.59	1.60
Expenses, before waivers and reimbursements	1.46	1.52	1.62	1.95	2.17
Net investment income (loss), net of waivers and reimbursements	(1.27)	(1.22)	(1.31)	(1.15)	(0.75)
Net investment income (loss), before waivers and reimbursements	(1.24)	(1.19)	(1.37)	(1.51)	(1.32)

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$22.03	$13.82	$16.65	$13.18	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.18)	(0.16)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	6.26	8.75	(2.67)	3.60	3.53

Total from investment operations	6.02	8.57	(2.83)	3.47	3.42
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.01	0.36	—	—	0.43

Total distributions	2.01	0.36	—	—	0.43

Net asset value, end of period	$26.04	$22.03	$13.82	$16.65	$13.18

Total return (%)	27.54	62.15	(17.00)	26.33	33.87
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	1.35	1.31	1.34	1.35
Expenses, before waivers and reimbursements	1.21	1.28	1.37	1.70	1.92
Net investment income (loss), net of waivers and reimbursements	(1.02)	(1.02)	(1.06)	(0.90)	(0.72)
Net investment income (loss), before waivers and reimbursements	(0.99)	(0.95)	(1.12)	(1.26)	(1.29)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%)	109	103	133	147	433

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

68 Annual Report	December 31, 2004

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2004	2003 (a)
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.47	(0.06)

Total from investment operations	1.34	(0.06)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.28	$9.94

Total return (%)	13.48	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.54	1.54
Expenses, before waivers and reimbursements	2.14	1.54
Net investment income (loss), net of waivers and reimbursements	(1.26)	(1.54)
Net investment income (loss), before waivers and reimbursements	(1.86)	(1.54)

	Class I
	Years Ended December 31,
	2004	2003 (a)
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	—
Net realized and unrealized gain (loss) on investments	1.47	(0.06)

Total from investment operations	1.36	(0.06)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.30	$9.94

Total return (%)	13.68	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.29	1.29
Expenses, before waivers and reimbursements	1.89	1.29
Net investment income (loss), net of waivers and reimbursements	(1.01)	(1.29)
Net investment income (loss), before waivers and reimbursements	(1.61)	(1.29)

	Years Ended December 31,
	2004	2003
Supplemental data for all classes:
Net assets at end of period (in thousands)	$25,974	$3,673
Portfolio turnover rate (%) (b)	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 69

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$18.65	$13.13	$15.48	$17.93	$24.03
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.02	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.47	5.52	(2.30)	(2.43)	(2.04)

Total from investment operations	3.45	5.54	(2.35)	(2.45)	(2.05)
Less distributions from:
Net investment income	0.01	0.02	—	—	0.08
Net realized gain	—	—	—	—	3.97

Total distributions	0.01	0.02	—	—	4.05

Net asset value, end of period	$22.09	$18.65	$13.13	$15.48	$17.93

Total return (%)	18.48	42.21	(15.18)	(13.66)	(8.10)
Ratios to average daily net assets (%):
Expenses	1.47	1.50	1.51	1.60	1.59
Net investment income (loss)	(0.16)	0.05	(0.36)	(0.11)	(0.44)

	Class I
		Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$18.85	$13.27	$15.60	$18.02	$24.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.09	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	3.53	5.54	(2.32)	(2.44)	(2.03)

Total from investment operations	3.54	5.63	(2.33)	(2.42)	(2.00)
Less distributions from:
Net investment income	0.05	0.05	—	—	0.04
Net realized gain	—	—	—	—	3.97

Total distributions	0.05	0.05	—	—	4.01

Net asset value, end of period	$22.34	$18.85	$13.27	$15.60	$18.02

Total return (%)	18.79	42.42	(14.94)	(13.43)	(7.87)
Ratios to average daily net assets (%):
Expenses	1.22	1.25	1.26	1.35	1.34
Net investment income (loss)	0.09	0.30	(0.11)	0.14	(0.16)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%)	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00, and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001, and 2000, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

70 Annual Report	December 31, 2004

Financial Highlights

International Equity Fund

Class N
Period Ended December 31, 2004 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	1.37

Total from investment operations	1.33
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.33

Total return (%)	13.30
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.50
Expenses, before waivers and reimbursements	2.96
Net investment income (loss), net of waivers and reimbursements	(0.77)
Net investment income (loss), before waivers and reimbursements	(2.23)

Class I
Period Ended December 31, 2004 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	1.38

Total from investment operations	1.37
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.37

Total return (%)	13.70
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.25
Expenses, before waivers and reimbursements	2.71
Net investment income (loss), net of waivers and reimbursements	(0.52)
Net investment income (loss), before waivers and reimbursements	(1.98)

Period Ended December 31, 2004
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,689
Portfolio turnover rate (%) (b)	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 71

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$22.68	$16.28	$18.23	$16.20	$13.66
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.06)	(0.03)	0.08	0.05
Net realized and unrealized gain (loss) on investments	2.68	6.46	(1.92)	2.74	2.52

Total from investment operations	2.67	6.40	(1.95)	2.82	2.57
Less distributions from:
Net investment income	—	—	—	0.03	0.03
Net realized gain	2.65	—	—	0.76	—

Total distributions	2.65	—	—	0.79	0.03

Net asset value, end of period	$22.70	$22.68	$16.28	$18.23	$16.20

Total return (%)	12.05	39.31	(10.70)	17.39	18.85
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	1.49	1.53	1.61	1.64
Expenses, before waivers and reimbursements	1.48	1.58	1.53	1.66	1.88
Net investment income (loss), net of waivers and reimbursements	(0.06)	(0.30)	(0.16)	0.28	0.40
Net investment income (loss), before waivers and reimbursements	(0.20)	(0.39)	(0.16)	0.23	0.16

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$22.76	$16.31	$18.19	$16.16	$13.64
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	0.01	0.17	0.09
Net realized and unrealized gain (loss) on investments	2.70	6.48	(1.89)	2.70	2.52

Total from investment operations	2.71	6.45	(1.88)	2.87	2.61
Less distributions from:
Net investment income	—	—	—	0.08	0.09
Net realized gain	2.65	—	—	0.76	—

Total distributions	2.65	—	—	0.84	0.09

Net asset value, end of period	$22.82	$22.76	$16.31	$18.19	$16.16

Total return (%)	12.18	39.55	(10.34)	17.72	19.16
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.33	1.34	1.36	1.39
Expenses, before waivers and reimbursements	1.23	1.33	1.34	1.41	1.63
Net investment income (loss), net of waivers and reimbursements	0.05	(0.14)	0.03	0.53	0.61
Net investment income (loss), before waivers and reimbursements	0.05	(0.14)	0.03	0.48	0.37

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%)	50	51	20	48	68

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

72 Annual Report	December 31, 2004

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.43	$10.62	$10.34	$10.22	$9.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.52	0.40	0.55	0.55	0.62
Net realized and unrealized gain (loss) on investments	(0.26)	(0.02)	0.25	0.17	0.33

Total from investment operations	0.26	0.38	0.80	0.72	0.95
Less distributions from:
Net investment income	0.50	0.57	0.52	0.60	0.65
Net realized gain	—	—	—	—	—

Total distributions	0.50	0.57	0.52	0.60	0.65

Net asset value, end of period	$10.19	$10.43	$10.62	$10.34	$10.22

Total return (%)	2.61	3.68	7.91	7.18	9.99
Ratios to average daily net assets (%) :
Expenses	0.78	0.77	0.81	0.94	0.92
Net investment income (loss)	4.12	4.09	5.23	5.38	6.23

	Class I
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.40	$10.62	$10.35	$10.24	$9.91
Income (loss) from investment operations:
Net investment income (loss) (a)	0.59	0.43	0.57	0.58	0.64
Net realized and unrealized gain (loss) on investments	(0.31)	(0.04)	0.24	0.15	0.34

Total from investment operations	0.28	0.39	0.81	0.73	0.98
Less distributions from:
Net investment income	0.53	0.61	0.54	0.62	0.65
Net realized gain	—	—	—	—	—

Total distributions	0.53	0.61	0.54	0.62	0.65

Net asset value, end of period	$10.15	$10.40	$10.62	$10.35	$10.24

Total return (%)	2.79	3.76	8.04	7.32	10.28
Ratios to average daily net assets (%) :
Expenses	0.63	0.62	0.66	0.79	0.77
Net investment income (loss)	4.27	4.24	5.38	5.53	6.39

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%)	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class N for 2001. It decreased the Ratio of Net Investment Income from 6.02% to 5.53% for Class I shares for 2001.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 73

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.01	0.04	0.06

Total from investment operations	0.01	0.01	0.01	0.04	0.06
Less distributions from:
Net investment income	0.01	0.01	0.01	0.04	0.06

Total distributions	0.01	0.01	0.01	0.04	0.06

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	0.80	0.66	1.28	3.66	5.91
Ratios to average daily net assets (%):
Expenses	0.65	0.66	0.67	0.67	0.70
Net investment income (loss)	0.80	0.66	1.28	3.63	5.78
Supplemental data:
Net assets at end of period (in thousands)	$1,092,940	$1,153,932	$1,324,001	$1,403,740	$1,339,180

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

74 Annual Report	December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, International Equity Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the “Portfolios”) as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the William Blair Funds at December 31, 2004, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 4, 2005

December 31, 2004	William Blair Funds 75

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 70*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	12	Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Partner, APM Limited Partnership

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	12	N/A
Non-Interested Trustees

J. Grant Beadle, 72	Trustee	Since 1997	Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer	12	Batts Group and Oliver Products Company, manufacturer of products for the medical device, food and grahics markets, Retired Associate Director, Northwestern University Institute for The Learning Sciences.

Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	12	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	12	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002		American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 70	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	12	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 60	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	12	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Modem Media, Inc., interactive services company

76 Annual Report	December 31, 2004

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Robert E. Wood II, 66	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	12	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers

Marco Hanig, 46	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	N/A
Michael P. Balkin, 45	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	Exceed Corp.

Karl W. Brewer, 38	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 60	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 47	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 45	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD	N/A	N/A

John F. Jostrand, 50	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 48	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 44	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Capucine E. Price, 40	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

December 31, 2004	William Blair Funds 77

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 52	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 49	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A
Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Terence M. Sullivan, 60	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 43	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

78 Annual Report	December 31, 2004

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 31, 2004	William Blair Funds 79

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fee (for Class N of Ready Reserves Fund), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

80 Annual Report	December 31, 2004

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,074.30	$6.10	1.17%
Class N—hypothetical 5% return	1,000.00	1,019.25	5.94	1.17

Class I—actual return	1,000.00	1,075.40	4.80	0.92
Class I—hypothetical 5% return	1,000.00	1,020.51	4.67	0.92

Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,057.60	7.97	1.54
Class N—hypothetical 5% return	1,000.00	1,017.39	7.81	1.54

Class I—actual return	1,000.00	1,056.90	6.67	1.29
Class I—hypothetical 5% return	1,000.00	1,018.65	6.55	1.29

Large Cap Growth Fund
Class N—actual return	1,000.00	1,061.20	7.15	1.38
Class N—hypothetical 5% return	1,000.00	1,018.20	7.00	1.38

Class I—actual return	1,000.00	1,062.30	5.86	1.13
Class I—hypothetical 5% return	1,000.00	1,019.46	5.74	1.13

Small Cap Growth Fund
Class N—actual return	1,000.00	1,140.70	8.02	1.49
Class N—hypothetical 5% return	1,000.00	1,017.65	7.56	1.49

Class I—actual return	1,000.00	1,142.10	6.68	1.24
Class I—hypothetical 5% return	1,000.00	1,018.90	6.29	1.24

Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,060.20	7.98	1.54
Class N—hypothetical 5% return	1,000.00	1,017.39	7.81	1.54

Class I—actual return	1,000.00	1,061.00	6.68	1.29
Class I—hypothetical 5% return	1,000.00	1,018.65	6.55	1.29

International Growth Fund
Class N—actual return	1,000.00	1,150.80	7.95	1.47
Class N—hypothetical 5% return	1,000.00	1,017.75	7.46	1.47

Class I—actual return	1,000.00	1,151.90	6.60	1.22
Class I—hypothetical 5% return	1,000.00	1,019.00	6.19	1.22

International Equity Fund
Class N—actual return	1,000.00	1,072.90	7.82	1.50
Class N—hypothetical 5% return	1,000.00	1,017.60	7.61	1.50

Class I—actual return	1,000.00	1,076.70	6.53	1.25
Class I—hypothetical 5% return	1,000.00	1,018.55	6.34	1.25

Value Discovery Fund
Class N—actual return	1,000.00	1,064.60	6.95	1.34
Class N—hypothetical 5% return	1,000.00	1,018.40	6.80	1.34

Class I—actual return	1,000.00	1,064.80	6.38	1.23
Class I—hypothetical 5% return	1,000.00	1,018.95	6.24	1.23

Income Fund
Class N—actual return	1,000.00	1,030.60	3.98	0.78
Class N—hypothetical 5% return	1,000.00	1,021.22	3.96	0.78

Class I—actual return	1,000.00	1,031.30	3.22	0.63
Class I—hypothetical 5% return	1,000.00	1,021.97	3.20	0.63

Ready Reserves Fund
Class N—actual return	1,000.00	1,005.50	3.28	0.65
Class N—hypothetical 5% return	1,000.00	1,021.87	3.30	0.65

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and dividend by 365 (to reflect the one-half-year period.

December 31, 2004	William Blair Funds 81

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

J. Grant Beadle

Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Capucine E. Price, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

82    Date of First Use February, 2005

WILLIAM BLAIR FUNDS

GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

OTHER FUNDS

Value Discovery Fund

Income Fund

Ready Reserves Fund

222 West Adams Street Chicago, Illinois 60606 800.742.7272 w w w.williamblairfunds.com

William Blair & Company , L . L . C ., Distributors

WILLIAM BLAIR FUNDS

INSTITUTIONAL INTERNATIONAL FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

Institutional International Growth Fund
An Overview from the Portfolio Manager	2
Portfolio of Investments	5

Institutional International Equity Fund
An Overview from the Portfolio Manager	8
Portfolio of Investments	10

Financial Statements	12

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Board of Trustees	22

Fund Expense Information	26

Officers	28

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, LLC., distributor.

December 31, 2004	William Blair Funds 1

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted a 18.15% gain for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 21.36%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

During the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI ACWI ex-U.S. style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, particularly in Asia and Japan, as they were viewed by investors as the markets most susceptible to slowing global growth and liquidity constraints. The absence of meaningful allocations to Basic Materials, Utilities and Telecommunications stocks also hampered relative Fund performance during this time period.

What sectors had the biggest impact on portfolio performance?

Technology trailed the other sectors during 2004, which negatively affected the Fund’s relative results as it was overweighted in this sector versus the benchmark. Stock selection within information technology was positive. The Fund participated in the strong Energy rally during the year, although it was underweighted versus the Index, which detracted from results. Stock selection across most sectors was positive.

From a regional perspective, the Fund’s emerging markets exposure and stock selection augmented results, as emerging markets outperformed their developed counterparts during the year. The underweighted allocation to Europe-ex UK was a drag on results as this region performed well during the year, aided by the US Dollar’s depreciation relative to the Euro. The portfolio’s small and mid cap names also added value, as smaller companies outperformed their larger capitalization peers.

2 Annual Report	December 31, 2004

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays), 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

December 31, 2004	William Blair Funds 3

Institutional International Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

	1 Year	Since Inception(a)
Institutional International Growth Fund	18.15%	21.54%
MSCI All Country World Ex-U.S. Index	21.36	23.58
(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

4 Annual Report	December 31, 2004

Institutional International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Shares	Issuer	Value

Common Stocks—Europe—30.6%
Austria—1.5%
353,200	Erste Bank Der Oester (Banking)	$18,764

Estonia—0.6%
514,072	Hansabank (Banking)	6,694

Finland—0.7%
52,500	Nokian Renkaat Ojy (Automotive)	7,923

France—8.2%
90,100	Christian Dior (Apparel and luxury goods)	6,103
1,500	Dassault Systemes (Computers and data processing)	75
176,000	Essilor International (Health care supplies)	13,769
29,400	Hermes International SCA (Apparel & luxury goods)	5,853
528,400	*JC Decaux (Media)	15,383
70,500	Klepierre (Real estate)	6,219
600	LVMH Moet-Hennessy Louis Vuitton (Luxury goods)	46
170,400	*Orpea (Hospital and nursing management)	6,006
421,600	Sanofi-Aventis (Pharmaceuticals)	33,592
69,900	Technip-Coflexip S.A. (Construction)	12,882

		99,928

Germany—6.2%
113,500	Celesio AG (Pharmaceuticals)	9,218
190,700	Continental AG (Diversified manufacturing)	12,082
103,100	Did Deutscher Industrie Svc (Commercial services)	4,047
205,000	E.ON AG (Energy)	18,570
93,600	GFK AG (Commercial services)	3,643
20,900	Puma AG (Consumer non-durables)	5,733
130,200	SAP AG (Software)	23,010

		76,303

Greece—2.7%
335,300	Coca-Cola Hellenic Bottling S.A. (Beverages)	8,148
253,800	EFG Eurobank (Banking)	8,688
106,000	Folli Follie S.A. (Apparel and footwear retailer)	3,098
380,790	National Bank of Greece (Banking)	12,542

		32,476

Ireland—1.3%
443,600	Anglo Irish Bank plc (Finance)	10,743
464,600	*Grafton Group (Wholesale distributors)	5,035

		15,778

Italy—2.5%
754,300	Banco Popolare Di Verona E N (Banking)	15,287
556,600	Credito Emiliano SpA (Banking)	5,510
1,603,900	Hera SpA (Electric services)	4,591
111,100	Pirelli & C Real Estate (Real estate development)	5,806

		31,194

Norway—1.4%
1,071,700	Statoil Asa (Oil & gas)	16,830

Spain—1.0%
212,100	Cortefiel S.A. (Specialty retail)	3,344
162,100	Grupo Ferrovial S.A. (Industrial services)	8,623

		11,967

Shares	Issuer	Value

Common Stocks—Europe—30.6%—(continued)
Sweden—1.8%
7,148,100	*Ericsson LM-B Shares (Communications equipment)	$22,481

Switzerland—2.7%
46,600	*Actelion (Biotechnology)	4,758
5,700	*Geberit AG (Building products)	4,141
17,900	Serono S.A., Class “B” (Biotechnology)	11,679
142,800	UBS AG (Banking)	11,924

		32,502

United Kingdom—15.4%
3,392,200	BG Group plc (Industrial services)	23,011
245,800	*Cairn Energy plc (Oil & gas exploration & production)	5,134
1,782,400	Capita Group plc (Commercial services)	12,458
447,300	Carnival plc (Hotels, restaurants and leisure activities)	27,241
814,700	Cattle’s Holdings plc (Finance and leasing)	5,723
329,000	Intertek Group (Diversified commercial services)	4,436
489,500	Johnston Press plc (Publishing)	5,078
210,500	MAN Group plc (Finance)	5,930
322,100	McCarthy & Stone plc (Real estate)	3,668
1,421,000	*Michael Page International (Personnel services)	5,085
1,907,300	Morrison Supermarkets (Groceries)	7,561
302,800	Next plc (Multiline retail)	9,561
631,000	Reckitt Benckiser plc (Household products)	18,996
235,600	Smith & Nephew plc (Health care equipment and supplies)	2,406
1,220,800	Standard Chartered plc (Banking)	22,620
4,835,400	Tesco plc (Food retailer)	29,781

		188,689

Bermuda—0.0%
5,700	*Accenture (Information Technology)	154

Canada—6.2%
217,100	*Alimentation Couche-Tard—Class “B” (Food retail)	6,421
196,800	Canadian National Railway Company (Railroads)	11,981
110,300	Four Seasons Hotel, Inc. (Hotels)	9,016
246,800	Manulife Financial Corp. (Life and health insurance)	11,391
105,800	*Precision Drilling Corp. (Drilling)	6,657
99,600	*Research in Motion Ltd. (Wireless telecommunication)	8,197
108,100	*Rona, Inc. (Building materials)	3,674
185,700	*Shoppers Drug Mart Corp. (Retail trade)	5,766
377,200	Suncor Energy, Inc. (Energy minerals)	13,324

		76,427

Japan—19.3%
99,200	Aeon Credit Service Co., Ltd. (Consumer finance)	7,369
86,800	Aeon Mall Co., Ltd. (Real estate)	6,161
107,200	Arisawa Manufacturing Co. (Chemicals)	4,851
151,700	Arnest One Corp. (Real estate)	3,849
65,100	Askul Corporation (Retail trade)	3,997
329,100	Canon, Inc. (Office electronics)	17,816

See accompanying Notes to Portfolios of Investments.

December 31, 2004	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Shares	Issuer	Value

Common Stocks—Japan—19.3%—(continued)
804,500	*Chiyoda Corp. (Construction)	$5,872
7,200	Denso Corp. (Motor vehicles and equipment)	193
154,500	Fast Retailing Co. Ltd (Specialty retail)	11,768
1,396,700	Hino Motors Ltd. (Trucks, construction and farm machinery)	10,388
157,000	Hoya Corporation (Electronic technology)	17,684
37,990	Keyence Corporation (Electronic technology)	8,506
78,200	Misumi Corp. (Trading companies and distributors)	2,271
904	Mitsubishi Tokyo Financial (Banking)	9,230
50,800	Nakanishi Inc. (Medical specialties)	3,474
206,700	Neomax Co., Ltd. (Electronic equipment and instruments)	3,655
96,000	Nidec Corporation (Electronic technology)	11,717
76,140	Nitori Company Ltd. (Specialty stores)	4,952
126,000	Orix Corporation (Consumer finance)	17,191
231,000	Park 24 Co., Ltd. (Commercial services)	4,136
842	Pasona Inc. (Personnel services)	2,559
131,690	Point Inc. (Apparel and footwear retail)	4,353
77,400	Ryohin Keikaku Co. (Retail stores)	3,876
1,002,500	Sharp Corp. (Electronics)	16,363
1,285,500	*Shinsei Bank, Ltd. (Banking)	8,740
64,700	SMC Corporation (Trucks, construction and farm machinery)	7,403
1,829,400	Sumitomo Trust & Banking Co. (Finance)	13,221
72,100	Sundrug Co., Ltd. (Drug stores)	2,533
776,700	Toto Ltd. (Building products)	7,402
175,500	Trend Micro Inc. (Application software)	9,511
53,900	USS Co., Ltd. (Commercial services)	4,512
9,200	Yamada Denki Company (Retail trade)	394

		235,947

Emerging Asia—8.9%
India—3.5%
166,560	Bharat Forge Ltd. (Machinery)	4,085
1,900,100	*Bharti Tele-Ventures (Wireless telecommunication services)	9,503
382,000	HDFC Bank (Banking)	4,597
22,800	HDFC Bank ADR (Banking)	1,034
396,100	Housing Development Finance Corp. (Financial services)	7,002
211,028	Infosys Technologies, Ltd. (Consulting and software services)	10,206
19,800	Infosys Technologies, Ltd. ADR (Consulting and software services)	1,372
183,200	Ranbaxy Laboratories Ltd (Pharmaceuticals)	5,319

		43,118

Indonesia—0.6%
24,196,000	*Bank Rakyat Indonesia (Banking)	7,496

Malaysia—0.2%
4,876,000	*Airasia Bhd (Air transport)	2,130

South Korea—2.9%
328,500	Hyundai Motor Co., Ltd. (Automobiles)	17,550
41,500	Samsung Electronics Co. (Semiconductors)	18,030

		35,580

Shares	Issuer	Value

Emerging Asia—8.9%—(continued)
Taiwan—1.7%
8,634,505	EVA Airways Corp. (Airlines)	$4,240
3,485,347	Hon Hai Precision Industry (Computers)	16,112

		20,352

Asia—7.2%
Australia—3.9%
565,000	Billabong International Ltd. (Apparel and luxury goods)	5,063
321,400	Macquarie Bank, Ltd. (Financial services)	11,713
131,500	Perpetual Trustees Australia (Investment managers)	6,470
705,100	Sigma Company, Ltd. (Medical distributors)	5,137
979,900	Toll Holdings, Ltd. (Trucking)	9,814
323,800	Wesfarmers Ltd. (Diversified industrials)	10,094

		48,291

Hong Kong—3.2%
6,634,000	China Insurance International (Insurance)	2,733
36,409,900	Cnooc Ltd. (Oil and gas)	19,494
1,346,000	Esprit Holdings Ltd. (Apparel, footwear and retail)	8,135
4,253,400	Techtronic Industries Co. (Consumer durables)	9,270

		39,632

Singapore—0.1%
2,211,200	Osim International Ltd. (Consumer sundries)	1,202

Latin America—5.9%
Brazil—1.0%
88,000	Cia De Concessoes (Transportation)	1,924
150,000	*Gol Linhas Aereas Int S.P—ADR (Air transport)	4,782
193,300	*Natura Cosmeticos S.A. (Cosmetics)	5,638

		12,344

Chile—1.9%
165,133	Banco Santander SP—ADR (Banking)	5,592
276,600	Cencosud S.A.—ADR 144A (Retail stores)	7,316
187,800	Lan Chile S.A.—ADR (Airlines)	6,047
1,919,700	S.A.C.I. Falabella (Department stores)	4,658

		23,613

Mexico—3.0%
6,435,600	America Movil S.A. (Communications)	16,903
2,250,000	*Corporacion Geo Sa De Cv (Homebuilding)	4,499
1,396,500	*Urbi Desarrollos Urbanos S.A. (Household durables)	6,098
2,606,200	Walmart de Mexico (Retail trade)	8,951

		36,451

Emerging Europe, Mid-East, Africa—3.4%
Egypt—0.9%
465,735	Orascom Contruction Industry (Construction)	5,561
256,200	*Orascom Telecommunication Holding GDR (Telecommunications)	5,411

		10,972

See accompanying Notes to Portfolios of Investments.

6 Annual Report	December 31, 2004

Institutional International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Shares	Issuer	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.4%—(continued)
Hungary—0.9%
347,300	OTP Bank (Banking)	$10,648

Russia—0.0%
200	*Mobile TeleSystems ADR (Wireless telecommunication)	28

South Africa—1.6%
179,400	Edgars Consolidated Stores (Apparel, footwear and retail)	9,603
949,500	*MTN Group Ltd. (Telecommunication services)	7,296
2,968,000	Network Healthcare Holdings (Health services)	2,648
7,800	Standard Bank Group Ltd. (Banking)	91

		19,638

Turkey—0.0%
1	Enka Insaat (Industrial conglomerates)	—

Total Common Stock—96.9% (cost $925,920)		1,185,552

Preferred Stock
Brazil—1.0%
84,190	Banco Itau Holding (Banking)	12,643

Total Preferred Stock—1.0% (cost $8,112)		12,643

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN =Variable rate note.

All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.1%
Japanese Yen	19.7%
British Pound Sterling	15.8%
Canadian Dollar	6.4%
Australian Dollar	4.0%
Indian Rupee	3.4%
Hong Kong Dollar	3.3%
Mexico Nuevo Peso	3.1%
South Korean Won	3.0%
Swiss Franc	2.7%
United States Dollar	2.6%
Swedish Krona	1.9%
Brazilian Real	1.7%
New Taiwan Dollar	1.7%
All other currencies	5.6%

100.0%

Shares or Principal Amount	Issuer	Value

Investment in Affiliate
9,409,946	William Blair Ready Reserves Fund	$9,410

Total Investments in Affiliate—0.8% (cost $9,410)		9,410

Short-Term Investments
$6,799,000	American Express Demand Note, VRN 2.24% due 1/3/05	6,799
6,424,000	Prudential Funding Demand Note, VRN 2.243% due 1/3/05	6,424

Total Short-term Investments—1.1% (cost $13,223)		13,223

Total Investments—99.8% (cost $956,665)		1,220,828
Cash and other assets, less liabilities—0.2%		2,608

Net assets—100.0%		$1,223,436

See accompanying Notes to Portfolios of Investments.

December 31, 2004	William Blair Funds 7

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of large and medium-sized companies included in the Morgan Stanley Capital International All Country World Free ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform in 2004? How did the Fund’s performance compare to its benchmark?

The William Blair Institutional International Equity Fund commenced operations on December 1, 2004. Through the one-month period ended December 31, 2004, the Fund posted a gain of 2.0%. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 4.29%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

Throughout the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI ACWI ex-US style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, as higher allocations to Information Technology and Consumer Discretionary stocks at the expense of Basic Materials, Utilities and Telecommunications stocks hampered relative Fund performance during this time period. In addition the Fund’s cash position in the fourth quarter detracted from results, as the markets rallied strongly in the fourth quarter.

What sectors or regions had the biggest impact on portfolio performance?

The Fund’s emerging markets exposure and stock selection added value since inception as emerging markets outperformed. Stock selection was strong across sectors, with the exception of Health Care and Materials. Relative weakness in Health Care was due to several stock specific issues, while the portfolio’s high quality growth holdings in Materials lagged their deeper value counterparts within the sector. However, the largest contributor to underperformance during the period resulted from the Fund’s overweighting in the growth-oriented sectors of the market, which trailed the defensive, value-oriented sectors.

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays); 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

8 Annual Report	December 31, 2004

Institutional International Equity Fund

Performance Highlights

Average Annual Total Return at 12/31/2004

Since Inception(a)
Institutional International Equity Fund	2.00%
MSCI All Country World Free Ex-U.S. Index	4.29
(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 9

Institutional International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Shares	Issuer	Value

Common Stocks—Europe—23.2%
Austria—1.6%
7,700	Erste Bank Der Oester (Banking)	$409

France—5.2%
3,900	Dassault Systemes S.A. (Software)	196
2,700	Essilor International (Health care supplies)	211
500	Hermes International SCA (Apparel and luxury goods)	100
4,100	*JC Decaux (Media)	119
1,400	LVMH Moet-Hennessy Louis Vuitton (Luxury goods)	107
8,550	Sanofi-Aventis (Pharmaceuticals)	681

		1,414

Germany—7.2%
5,000	Celesio AG (Pharmaceuticals)	406
4,900	Continental AG (Diversified manufacturing)	310
5,400	E.ON AG (Energy)	489
500	Puma AG (Consumer non-durables)	137
3,570	SAP AG (Software)	631

		1,973

Greece—1.9%
5,050	Coca-Cola Hellenic Bottling S.A. (Beverages)	123
5,900	EFG Eurobank (Banking)	202
6,050	National Bank of Greece (Banking)	199

		524

Ireland—0.7%
8,000	Anglo Irish Bank plc (Finance)	194

Italy—1.1%
14,990	Banco Popolare di Verona E N (Banking)	304

Norway—1.4%
25,000	Statoil ASA (Oil and gas)	393

Spain—0.6%
3,300	Grupo Ferrovial S.A. (Industrial services)	176

Sweden—1.6%
140,300	*Ericsson LM-B Shares (Communications equipment)	441

Switzerland—1.9%
275	Serono S.A., Class “B” (Biotechnology)	180
4,100	UBS AG (Banking)	342

		522

United Kingdom—12.0%
81,200	BG Group plc (Industrial services)	551
35,100	Capita Group plc (Commercial services)	245
8,200	Carnival plc (Hotels, restaurants and leisure activities)	499
3,500	MAN Group plc (Finance)	98
6,100	Next plc (Multiline retail)	193
16,200	Reckitt Benckiser plc (Household products)	488
3,600	Smith & Nephew plc (Health care equipment and supplies)	37
30,000	Standard Chartered plc (Banking)	556
102,000	Tesco plc (Food retailer)	628

		3,295

Shares	Issuer	Value

Japan—14.2%
1,300	Askul Corporation (Retail trade)	$80
11,100	Canon, Inc. (Office electronics)	601
16,900	Denso Corporation (Auto parts manufacturing)	453
2,600	Fast Retailing Co., Ltd. (Specialty retail)	198
29,000	Hino Motors Ltd. (Trucks, construction and farm machinery)	216
2,500	Hoya Corporation (Electronic technology)	282
900	Keyence Corporation (Electronic technology)	201
1,600	Nidec Corporation (Electronic technology)	195
2,200	Orix Corporation (Consumer finance)	300
27,000	Sharp Corporation (Electronics)	441
29,000	*Shinsei Bank, Ltd. (Banking)	197
1,800	SMC Corporation (Trucks, construction and farm machinery)	206
42,000	Sumitomo Trust & Banking Co. (Finance)	304
9,000	Toto Ltd. (Building products)	86
3,100	Yamada Denki Company (Retail trade)	133

		3,893

Bermuda—1.4%
14,200	*Accenture (Information technology)	383

Canada—4.4%
2,800	*Alimentation Couche-Tard—Class “B” (Food retail)	83
3,200	Canadian National Railway Co. (Railroads)	195
4,300	Manulife Financial Corporation (Life and health insurance)	198
2,300	*Precision Drilling Corporation (Drilling)	145
2,800	*Research in Motion Ltd. (Wireless telecommunication)	230
3,700	*Shoppers Drug Mart Corporation (Retail trade)	115
7,100	Suncor Energy, Inc. (Energy minerals)	251

		1,217

Asia—5.7%
Australia—3.1%
10,300	Macquarie Bank, Ltd. (Financial services)	375
16,500	Toll Holdings, Ltd. (Trucking)	165
10,100	Wesfarmers Ltd. (Diversified industrials)	315

		855

Hong Kong—2.6%
510,500	Cnooc Ltd. (Oil and gas)	273
35,400	Esprit Holdings Ltd. (Apparel, footwear and retail)	214
97,900	Techtronic Industries Co. (Consumer durables)	213

		700

Emerging Asia—4.3%
India—1.3%
8,700	HDFC Bank (Banking)	105
5,300	Infosys Technologies Ltd. (Consulting and software services)	256

		361

South Korea—3.0%
6,600	Hyundai Motor Co., Ltd. (Automobiles)	353
1,050	Samsung Electronics Co. (Semiconductors)	456

		809

See accompanying Notes to Financial Statements.

10 Annual Report	December 31, 2004

Institutional International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Shares	Issuer	Value

Emerging Latin America—1.5%
Mexico—1.5%
84,100	America Movil S.A. (Communications)	$221
55,500	Walmart de Mexico (Retail trade)	191

		412

Emerging Europe, Mid-East, Africa—1.1%
Russia—0.3%
600	*Mobile TeleSystems—ADR (Wireless Telecommunication)	83

South Africa—0.8%
19,300	Standard Bank Group Ltd. (Banking)	224

Total Common Stock—67.8% (cost $18,075)		18,582

Preferred Stocks
Brazil—0.9%
1,600	Banco Itau SA (Banking)	240

Total Preferred Stocks—0.9% (cost $218)		240

* Non-income producing securities

ADR = American Depository Receipt

+ = U.S. listed foreign security

VRN =Variable Rate Note.

All securities excluding those traded on exchanges in this hemisphere are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.5%
Japanese Yen	20.7%
British Pound Sterling	17.5%
Canadian Dollar	6.5%
Australian Dollar	4.5%
South Korean Won	4.3%
Hong Kong Dollar	3.7%
Swiss Franc	2.8%
United States Dollar	2.5%
Swedish Krona	2.3%
Mexico Nuevo Peso	2.2%
Norwegian Krone	2.1%
Indian Rupee	1.9%
Brazilian Real	1.3%
South African Rand	1.2%

100.0%

Shares or Principal Amount	Issuer	Value

Investment in Affiliate
373,774	William Blair Ready Reserves Fund	$374

Total Investment in Affiliate—1.4% (cost $374)		374

Short-Term Investments
$357,000	American Express Demand Note, VRN 2.24% due 1/3/05	357

Total Short-term Investments—1.3% (cost $357)		357

Total Investments—71.4% (cost $19,024)		19,553
Cash and other assets, less liabilities—28.6%		7,831

Net assets—100.0%		$27,384

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 11

Statements of Assets and Liabilities

December 31, 2004 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund
Assets
Investments in securities, at cost	$947,255	$18,650
Investments in Affiliated Fund, at cost	9,410	374

Investments in securities, at value	$1,211,418	$19,179
Investments in Affiliated Fund, at value	9,410	374
Cash	41	—
Foreign currency, at value (cost $2,215 and $15, respectively)	2,265	15
Receivable for fund shares sold	—	7,700
Receivable for investment securities sold	1,317	255
Receivable from Advisor	47	21
Dividend and interest receivable	813	11

Total assets	1,225,311	27,555
Liabilities
Payable for investment securities purchased	666	132
Payable for fund shares redeemed	63	—
Management fee payable	980	16
Distribution and shareholder services fee payable	—	—
Dividend payable	—	—
Other accrued expenses	166	23

Total liabilities	1,875	171

Net Assets	$1,223,436	$27,384

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$76	$3
Capital paid in excess of par value	955,262	26,997
Accumulated net investment income (loss)	(5,484)	(125)
Accumulated realized gain (loss)	9,350	(20)
Net unrealized appreciation (depreciation) of investments and foreign currencies	264,232	529

Net Assets	$1,223,436	$27,384

Net Assets	$1,223,436	$27,384
Shares Outstanding	76,165,013	2,684,902
Net Asset Value Per Share	$16.06	$10.20

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2004

Statements of Operations

For the Year Ended December 31, 2004 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund(a)
Investment income
Dividends	$10,936	$8
Less foreign tax withheld	(1,038)	(1)
Income from Affiliated Fund	132	2
Interest	433	5

Total income	10,463	14
Expenses
Investment advisory fees	7,904	16
Custodian fees	802	3
Transfer agent fees	47	3
Professional fees	60	12
Registration fees	86	3
Other expenses	185	1

Total expenses before waiver	9,084	38
Less expenses waived or absorbed by the Advisor	(96)	(21)

Net expenses	8,988	17

Net investment income (loss)	1,475	(3)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	12,131	(17)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(5,196)	(125)

Total net realized gain (loss)	6,935	(142)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	168,587	529

Net increase (decrease) in net assets resulting from operations	$176,997	$384

(a) For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 13

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund
	2004	2003	2004(a)
Operations
Net investment income (loss)	$1,475	$861	$(3)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	6,935	1,169	(142)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	168,587	94,217	529

Net increase (decrease) in net assets resulting from operations	176,997	96,247	384
Distributions to shareholders from
Net investment income	(605)	(1,120)	—
Net realized gain	—	—	—

	(605)	(1,120)	—
Capital stock transactions
Net proceeds from sale of shares (b)	597,277	247,919	27,000
Shares issued in reinvestment of income dividends and capital gain distributions	487	1,069	—
Less cost of shares redeemed	(28,231)	(16,452)	—

Net increase (decrease) in net assets resulting from capital stock transactions	569,533	232,536	27,000

Increase (decrease) in net assets	745,925	327,663	27,384
Net assets
Beginning of year	$477,511	$149,848	$—

End of year	$1,223,436	$477,511	$27,384

Undistributed net investment income (loss) at the end of the period	$(5,484)	$(1,627)	$(125)

Capital stock transactions in shares
Shares sold	43,026	20,772	2,685
Shares issued in reinvestment of income dividends and capital gain distributions	31	82	—
Less shares redeemed	(1,991)	(1,412)	—

	41,066	19,442	2,685

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	The net proceeds from sale of shares includes $73 million dollars in two in-kind purchase transactions completed during the year.

See accompanying Notes to Financial Statements.

14 Annual Report	December 31, 2004

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following twelve portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Fixed Income Portfolio
Value Discovery	Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund and the Institutional International Equity Fund are the only Portfolios covered in this report.

(b) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of December 31, 2004, there were securities held in the Institutional International Growth and Institutional International Equity Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(c) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

December 31, 2004	William Blair Funds 15

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The Portfolio utilizes the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolio may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs. (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(4,727)	$4,727	$—
Institutional International Equity	(121)	121	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$605	$—	$1,120	$—
Institutional International Equity	—	—	—	—

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,320	$—	$12,011	$254,767
Institutional International Equity	2	110	—	492

(e) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. These

16 Annual Report	December 31, 2004

Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(f) Income Taxes

The Portfolios intend to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth and Institutional International Equity Portfolios recognized net unrealized appreciation (depreciation) of $5,929 and $15, respectively (in thousands) in 2004 all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolio also treats the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2004 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$979,352	$258,548	$3,781	$254,767
Institutional International Equity	19,061	644	152	492

At December 31, 2004, the Portfolios have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any.

For the period November 1, 2004 through December 31, 2004, the Institutional International Equity Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss	Currency Loss
Institutional International Growth	$—	$—
Institutional International Equity	—	110

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

December 31, 2004	William Blair Funds 17

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses of either Portfolio exceeds 1.10% of average daily net assets.

For a period of three years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth and Institutional International Equity Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2004 is $320 and $21, (in thousands) for Institutional International Growth and Institutional International Equity Portfolios, respectively. As a result, the total expense ratio for the Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the year ended December 31, 2004, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$7,904	$96	$7,808	$—
Institutional International Equity	16	16	—	5

(b) Trustees Fees

The Portfolio incurred fees of $28 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2004. Interested trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended December 31, 2004 are listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the year ended December 31, 2004 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$163,568	$174,211	$90	$132	$9,410	0.8%
Institutional International Equity	4,460	4,086	1	2	374	1.4

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2004 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$1,065,411	$562,310
Institutional International Equity	19,011	701

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Institutional International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

18 Annual Report	December 31, 2004

Financial Highlights

Institutional International Growth Fund

	Years Ended
	12/31/2004	12/31/2003	12/31/2002(a)
Net asset value, beginning of period	$13.60	$9.567	$10.000
Income from investment operations:
Net investment income	0.03	0.073	—
Net realized and unrealized loss on investments	2.44	3.993	(0.430)

Total from investment operations	2.47	4.066	(0.430)
Less distributions from:
Net investment income	0.01	0.033	0.003
Net realized gain	—	—	—

Total distributions	0.01	0.033	0.003

Net asset value, end of period	$16.06	$13.600	$9.567

Total return (%)	18.15	42.47	(4.27)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.11	1.16	1.29
Net investment income (loss), net of waivers and reimbursements	0.18	0.37	(0.05)
Net investment income (loss), before waivers and reimbursements	0.17	0.31	(0.24)

	Years Ended
	12/31/04	12/31/2003	12/31/2002(a)
Supplemental data:
Net assets at end of period (in thousands)	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%) (b)	72	56	59

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 19

Financial Highlights

Institutional International Equity Fund

Period Ended
12/31/2004(a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income	—
Net realized and unrealized loss on investments	0.20

Total from investment operations	0.20
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$10.20

Total return (%)	2.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.10
Expenses, before waivers and reimbursements	2.46
Net investment income (loss), net of waivers and reimbursements	(0.21)
Net investment income (loss), before waivers and reimbursements	(1.57)

Period Ended
12/31/2004(a)
Supplemental data:
Net assets at end of period (in thousands)	$27,384
Portfolio turnover rate (%) (b)	45

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

20 Annual Report	December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of William Blair Institutional International Growth Fund and William Blair Institutional International Equity Fund (collectively, the “Portfolios”) as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Institutional International Growth Fund and William Blair Institutional International Equity Fund at December 31, 2004, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois

February 4, 2005

December 31, 2004	William Blair Funds 21

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 70*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	12	Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Partner, APM Limited Partnership

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	12	N/A
Non-Interested Trustees

J. Grant Beadle, 72	Trustee	Since 1997	Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer	12	Batts Group and Oliver Products Company, manufacturer of products for the medical device, food and grahics markets, Retired Associate Director, Northwestern University Institute for The Learning Sciences.

Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	12	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	12	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002		American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 70	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	12	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 60	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	12	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Modem Media, Inc., interactive services company

22 Annual Report	December 31, 2004

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Robert E. Wood II, 66	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	12	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers

Marco Hanig, 46	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	N/A
Michael P. Balkin, 45	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	Exceed Corp.

Karl W. Brewer, 38	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 60	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 47	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 45	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD	N/A	N/A

John F. Jostrand, 50	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 48	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 44	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Capucine E. Price, 40	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

December 31, 2004	William Blair Funds 23

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 52	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 49	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A
Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Terence M. Sullivan, 60	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 43	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

24 Annual Report	December 31, 2004

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund and the William Blair Institutional International Equity Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Funds will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 31, 2004	William Blair Funds 25

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fee (for Class N of Ready Reserves Fund), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26 Annual Report	December 31, 2004

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid during Period(a)		Annualized Expense Ratio
Institutional International Growth Fund
Actual return	$1,000.00	$1,146.90	$5.94		1.10%
Hypothetical 5% return	1,000.00	1,019.61	5.58		1.10

Institutional International Equity Fund
Actual return	1,000.00	1,020.00	0.94	(b)	1.10
Hypothetical 5% return	1,000.00	1,003.30	0.93	(b)	1.10

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half-year period).
(b)	For the period from December 1, 2004 (commencement of operations) until December 31, 2004.

December 31, 2004	William Blair Funds 27

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

J. Grant Beadle

Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Michael P. Balkin, Senior Vice President

Rocky Barber, Senior Vice President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Capucine E. Price, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

28    Date of First Use February 2005

WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

222 West Adams Street ■ Chicago, Illinois 60606 ■ 800.742.7272 ■ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

ANNUAL REPORT
CLASS A, CLASS B, CLASS C

DECEMBER 31, 2004

A Letter from the President	2

Growth Fund
An Overview from the Portfolio Manager	4
Portfolio of Investments	7

Tax-Managed Growth Fund
An Overview from the Portfolio Managers	8
Portfolio of Investments	11

Large Cap Growth Fund
An Overview from the Portfolio Managers	12
Portfolio of Investments	15

Small Cap Growth Fund
An Overview from the Portfolio Managers	16
Portfolio of Investments	20

Small-Mid Cap Growth Fund
An Overview from the Portfolio Managers	22
Portfolio of Investments	25

International Growth Fund
An Overview from the Portfolio Manager	26
Portfolio of Investments	29

International Equity Fund
An Overview from the Portfolio Manager	32
Portfolio of Investments	34

Value Discovery Fund
An Overview from the Portfolio Managers	36
Portfolio of Investments	39

Income Fund
An Overview from the Portfolio Managers	40
Portfolio of Investments	43

Financial Statements	46

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	78

Board of Trustees	79

Fund Expenses	83

Officers	86

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2004	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

The stock market grew at a more moderate rate in 2004 than the sharp rally experienced in 2003. The Standard & Poor’s 500 Index of large cap stocks posted a 10.88% return, the Russell 2000® Index of small cap stocks was up 18.33%, and the MSCI World Free Ex-US Index of foreign stocks was up 21.36%. Despite the rise in interest rates, bonds had positive returns, with the Lehman Aggregate Bond Index increasing 4.34%.

After three years of declines in 2000-2002, the market rebounded strongly in 2003, and it was widely expected that it would drift sideways in 2004. Indeed, in the first three quarters of 2004, the S&P posted only a 1.51% gain as the market treaded water. While the economic recovery appeared to be generally on track, there were a number of concerns: the threat of a pickup in inflation, fueled partly by the sharp rise in oil prices; the Fed’s signal that it would raise interest rates; the challenges in Iraq; and uncertainty over the presidential election. In the fourth quarter it became clear that the Fed would be gentle in raising rates, oil prices declined, and the election was decided, thus removing most of the political uncertainty and leading to a nice year-end rally.

Small cap stocks once again outperformed large cap stocks, but many observers now believe that this multi-year differential has now run its course. Value performed a bit better than growth, a multi-year trend that is also likely to reverse. Foreign stocks outperformed domestic ones, with the difference due largely to the depreciation of the U.S. dollar.

Total Returns by Morningstar Fund Category*

January 1 through December 31, 2004

	Value	Blend	Growth
Large	12.91%	9.96%	7.64%
Mid-Cap	17.90%	16.00%	12.93%
Small	20.58%	18.86%	12.09%

Looking forward, the consensus view for 2005 is continued moderate growth, measured increases in interest rates, and modestly positive stock market returns.

Our mutual funds posted positive results in 2004, with six of eight funds finishing within plus or minus 3% of their Morningstar Category peer groups. Funds that deviated more broadly from their peers were the Small Cap Growth and the Value Discovery funds. The Small Cap Growth Fund had another outstanding year, posting a return of 27.16% (Class A Shares) compared to 12.09% for its Morningstar Small Growth peers1. The Fund’s 5-year average annual total return performance of 23.45% (Class A Shares) compared to a negative 0.55% return for its peers, a truly exceptional 5-year record that places the Small Cap Growth Fund among the top 50 funds among all 17,411 mutual funds tracked by Morningstar. The Value Discovery Fund had a difficult year compared to its Morningstar Small Value peers with a 11.89% (Class A Shares) return for the Fund versus a 20.58% return for the Category1. Nonetheless, the Value Discovery Fund’s return still exceeded that of the broad market, as represented by the S&P 500’s return of 10.88%. The Fund’s managers discuss the challenges they faced in their letter to shareholders.

As always, we thank you for investing with us!

Marco Hanig

*	Morningstar Category returns represent the (non-weighted) average annual composite performance of all mutual funds listed in a particular category (such as Large Growth) by Morningstar.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Average annual returns assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load.

[1]	The Morningstar Small Growth Category included 787 small cap growth funds and the Morningstar Small Value Category included 277 small cap value funds during the 1 year ended December 31, 2004.

2 Annual Report	December 31, 2004

PERFORMANCE AS OF DECEMBER 31, 2004—CLASS A SHARES

	1 Yr	3 Yr	5 Yr	Since inception	Inception Date
Growth Fund	1.15	-2.46	-5.77	-1.67	3/20/46
Russell 3000® Growth	6.93	0.26	-8.87	-4.04
Standard & Poor’s 500	10.88	3.59	-2.30	0.86

Tax-Managed Growth Fund
Return before Taxes	0.65	-2.28	-3.65	-3.29	12/27/99
After Taxes on Distributions	0.65	-2.28	-3.65	-3.29
After Taxes on Distributions and Sale of Fund Shares	-1.59	-2.23	-2.92	-2.96
Russell 3000® Growth	6.93	0.26	-8.87	-8.60

Large Cap Growth Fund	-0.97	-4.31	-10.38	-10.10	12/27/99
Russell 1000® Growth	6.30	-0.18	-9.29	-9.08

Small Cap Growth Fund	19.85	17.10	22.00	22.38	12/27/99
Russell 2000® Growth	14.31	5.79	-3.57	-2.43
The Small Cap Growth Fund’s performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Small-Mid Cap Growth Fund	6.86	—	—	6.16	12/29/03
Russell 2500TM Growth	14.59	—	—	15.68

International Growth Fund	11.65	10.42	1.33	7.93	10/1/92
MSCI All Country World Free Ex-US	21.36	13.56	0.02	3.15

International Equity Fund	—	—	—	6.97	5/24/04
MSCI All Country World Free Ex-US.	—	—	—	22.61

Value Discovery Fund	5.46	9.49	12.91	14.37	12/23/96
Russell 2000®	18.33	11.48	6.61	9.65
Russell 2000® Value	22.25	16.50	17.23	17.26

Income Fund	0.54	3.95	5.83	5.74	10/1/90
Lehman Intermediate Govt./Credit Bond Index	3.04	5.68	7.21	7.04

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Returns shown reflect the effects of maximum sales loads. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class A shares are not available for sale.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and the after-tax returns for other classes will vary.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. ©William Blair & Company, L.L.C., distributor. 01/05.

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 3

[PHOTO]

JOSTRAND

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 1.15% increase on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmarks, the Russell 3000® Growth Index increased 6.93%, while the Standard & Poor’s 500 Index increased 10.88%.

What were the most significant factors impacting Fund performance?

The market reversed course in the fourth quarter, sending what was going to be a negative return for the year into a respectable gain. The sharp reversal in the fourth quarter was due to the successful completion of the presidential election without major incident, declining oil prices, and continuing low inflation. While the market was lackluster earlier in the year, the last two months witnessed a sharp rally in stock prices, particularly for companies that are speculative in nature.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Health Care was the best contributing sector to the Fund’s performance on both an absolute and relative basis. The security selection in the Health Care sector was particularly strong. Our focus on names in the Health Care Management Services area, such as UnitedHealth Group and Express Scripts, proved to be among the best performers in the Fund. We also found stocks in the Medical Instruments and Supplies industry to be attractive, with Zimmer Holdings and Alcon Inc. being two strong performers. Further, our fundamental analysis has shown that large pharmaceuticals are not demonstrating an ability to achieve double-digit sustainable growth in earnings. Our decision to sell Pfizer stock proved a great benefit to performance relative to the benchmark as Pfizer and the other large pharmaceutical companies performed poorly.

Transportation stocks were beneficiaries of the increase in both consumer and business demand of goods. Knight Transportation and CH Robinson both posted significantly strong returns for the year. Another transportation stock that performed well was Harley-Davidson. The demand for bikes showed remarkable strength even in the afterglow of their 100 year anniversary, and margins responded favorably to the efficiency of their new production facilities.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

One theme in the portfolio that had disappointing results in 2004 was radio and broadcasting. Media broadcasting tends to do well in the early to middle stages of a recovery cycle, as companies increase advertising. Entercom Communications Corporation is a company that

4 Annual Report	December 31, 2004

we liked due to its underlying financials and good positioning in the industry. This company should have benefited from a typical recovery growth period, but was a weak performer in the portfolio in 2004. Due to industry pricing and advertising unit problems over the past several years, the radio industry has not yet achieved the advertising revenues and margins we anticipated.

Consumer Discretionary proved to be the weakest performer in terms of the large economic sectors, and was the largest negative contributor to performance relative to the benchmark. Bed, Bath and Beyond experienced concerns about productivity with respect to their new stores. Family Dollar’s sales were lackluster due to the impact of rising gasoline prices on its customer base. Although some of our stocks in this area performed well, the stocks that the Fund did not own caused weak relative performance. Ebay and Starbucks both achieved strong gains and added value to benchmark returns. The Fund did not own these names due to their significantly high valuations.

What is your current strategy for the year ahead?

Overall, valuations remain at a reasonable level due to both a contraction in 2004’s price-to-earnings valuations and earnings surpassing the rise in the market. As 2005 progresses and interest rates become less accommodative, we expect the higher risk, higher levered companies to feel the impact. The equity markets over the past couple of years have favored lower quality names. It is possible that stocks will soon face an inflection point where the market will not be as generous with companies with lower quality earnings, and will reward companies that can execute through a normal to challenging environment.

Because of our bottom-up fundamental analysis, the majority of the risk that we take is in security selection and not in under or overweighting specific sectors. We believe our bottom-up fundamental approach to finding quality growth companies with sustainable business models should be well suited to this more challenging environment.

December 31, 2004	William Blair Funds 5

Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
Class A	1.15%	(2.46)%	(5.77)%	(1.67	)%(a)
Class B	1.45	(2.27)	(5.78)	(3.44	)(b)
Class C	5.46	(1.30)	(5.40)	(3.05	)(b)
Russell 3000® Growth Index	6.93	0.26	(8.87)	(4.04	)(a)
				(5.62	)(b)
S&P Index	10.88	3.59	(2.30)	0.86	(a)
				0.62	(b)
(a)	For the period from October 19, 1999 to December 31, 2004.
(b)	For the period from November 2, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

6 Annual Report	December 31, 2004

Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—31.9%
*Accenture Ltd.†	282,390	$7,625
Arm Holding plc—ADR	467,430	2,884
CDW Corporation	105,330	6,989
*Cognos, Inc.†	84,800	3,736
*Dell, Inc.	209,275	8,819
*Digital Insight Corporation	86,690	1,595
*EMC Corporation	362,375	5,389
First Data Corporation	225,700	9,601
*Intuit, Inc.	127,200	5,598
*Iron Mountain, Inc.	120,247	3,666
*Jabil Circuit, Inc.	232,960	5,959
Linear Technology Corporation	119,850	4,645
Microchip Technology, Inc.	102,705	2,738
Paychex, Inc.	142,250	4,848
SAP AG—ADR	121,330	5,364
*Skillsoft plc—ADR	272,480	1,540
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	806,200	6,845

		87,841

Health Care—23.1%
Alcon, Inc.†	66,745	5,380
Allergan, Inc.	53,610	4,346
*Amgen, Inc.	110,000	7,057
*Axcan Pharma, Inc.†	172,350	3,332
*Boston Scientific Corporation	76,190	2,709
Eli Lilly & Company	97,550	5,536
*Express Scripts, Inc., Class “A”	48,020	3,671
*Integra Lifesciences Holding Corporation	69,750	2,576
Medtronic, Inc.	179,490	8,915
*ResMed, Inc.	49,385	2,524
UnitedHealth Group, Inc.	111,550	9,820
Valeant Pharmaceuticals International	71,175	1,875
*Zimmer Holdings, Inc.	72,080	5,775

		63,516

Industrials—12.6%
C.H. Robinson Worldwide, Inc.	64,765	3,596
Corporate Executive Board Company	54,025	3,616
Danaher Corporation	228,696	13,129
*Education Management Corporation	134,050	4,425
Knight Transportation, Inc.	242,125	6,005
*Ryanair Holdings plc—ADR	97,550	3,975

		34,746

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—11.1%
*Bed, Bath & Beyond, Inc.	173,725	$6,919
*CarMax, Inc.	122,290	3,797
*Entercom Communications Corporation	126,935	4,556
Family Dollar Stores, Inc.	151,825	4,741
Harley—Davidson, Inc.	101,700	6,178
*Kohl’s Corporation	89,900	4,420

		30,611

Financials—9.6%
Goldman Sachs Group, Inc.	45,615	4,746
SEI Investments Company	155,805	6,533
SLM Corporation	164,150	8,764
State Street Corporation	129,950	6,383

		26,426

Consumer Staples—5.1%
Estee Lauder Companies, Inc.	118,850	5,440
PepsiCo, Inc.	165,850	8,657

		14,097

Materials—4.4%
Ecolab, Inc.	187,400	6,583
Praxair, Inc.	125,260	5,530

		12,113

Energy—2.3%
Apache Corporation	64,150	3,244
Suncor Energy, Inc.†	87,345	3,092

		6,336

Total Common Stock—100.1% (cost $208,478)		275,686

Investment in Affiliate
William Blair Ready Reserves	137,537	138

Total Investment in Affiliate—0.0% (cost $138)		138

Total Investments—100.1% (cost $208,616)		275,824
Liabilities plus cash and other assets—(0.1)%		(318)

Net assets—100.0%		$275,506

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 7

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

For the 12-month period ended December 31, 2004, the Tax-Managed Growth Fund posted a 0.65% gain on a total return basis (Class A Shares reflecting the impact of the maximum sales load). By comparison, the Fund’s benchmark, the Russell 3000® Growth Index increased 6.93% and the Standard & Poor’s 500 Stock Index gained 10.88%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s performance was in line with the Russell 3000® Growth benchmark.

A quick outcome to the presidential election, reassuring news on the economy and Federal Reserve monetary policy, as well as a decline in oil prices, all contributed to a strong market.

A sharp increase in the market is often times led by more aggressive and speculative stocks. This was certainly true in the fourth quarter, and our high quality focus and underweight position in the Technology sector caused us to lag the benchmark slightly.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

The Industrials and Health Care sectors were where the Fund had its best performers, with Industrial stocks, in particular, benefiting from signs of strength in the economy. There were six issues among our Industrial sector holdings which gained 21% or more, including Expeditors International, a transportation and logistics company which focuses on imports from the Far East. Our Expeditors International position rose 48%, and turned in the second-best performance in the Fund’s portfolio.

The Fund also benefited from strong showings among a number of its Health Care stocks, with five issues that posted increases of 15% or more. These strong performances were less industry-driven and more a reflection of our individual stock selection.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The Consumer Discretionary and Information Technology sectors accounted for most of the weakness in the Fund’s portfolio.

Within the Consumer Discretionary sector, our media stocks Clear Channel and Univision posted disappointing results, and were down 23% and 26%, respectively, for the year. Ad spending during 2004 was widely expected to increase significantly as a result of a stronger

8 Annual Report	December 31, 2004

economy, winter Olympics and the presidential election. When ad spending failed to materialize over the course of the year, media stocks were negatively impacted.

Although as we mentioned Information Technology was a weak sector for the Fund, the Fund’s single-best-performing investment for the year was CACI International, an Information Technology holding. CACI International provides computer-based information technology and other software products. CACI International’s primary markets are agencies of national governments, major corporations, and state and local governments, with their products installed in 10,000 locations worldwide. The company has seen growth in its business partly as a result of the work it does for the Department of Defense. We bought this company’s stock when it was experiencing price weakness during the second quarter, and saw the stock appreciate during the third quarter and through year end.

What is your current strategy? How is the Fund positioned?

The speculative, lower quality stock rally that dominated the equity markets in 2003 was wrung out of the markets during 2004. The stock market shifted during 2004 towards profitable companies with good balance sheets and higher returns on invested capital. It is an environment in which we believe our high quality growth emphasis to have a greater impact on performance.

With the economic recovery on solid footing, we continually evaluate our industry focus and companies that will stand to benefit from the expansion in the economy. As we search for promising candidates for the Fund’s portfolio of investments, we intend to maintain reasonable weightings in different sectors, and are not currently inclined to change our over- or under-weighting in any particular area.

As always, we will continue to focus on and emphasize high-quality names that we believe will serve our investors well.

December 31, 2004	William Blair Funds 9

Tax-Managed Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class A	0.65%	(2.28)%	(3.65)%	(3.29)%
Tax-Managed Growth Fund Class B	1.02	(2.13)	(3.64)	(3.29)
Tax-Managed Growth Fund Class C	5.02	(1.13)	(3.25)	(2.88)
Russell 3000® Growth Index	6.93	0.26	(8.87)	(8.60)
S&P Index	10.88	3.59	(2.30)	(2.13)
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

10 Annual Report	December 31, 2004

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—20.4%
*CACI International, Inc., Class “A”	1,360	$93
CDW Corporation	1,620	108
First Data Corporation	2,900	123
*Hewitt Associates, Inc.	3,060	98
*Intuit, Inc.	2,455	108
*Jabil Circuit, Inc.	3,545	91
Microchip Technology, Inc.	4,170	111
Microsoft Corporation	1,920	51
Paychex, Inc.	3,390	116
SAP AG—ADR	1,420	63
*SunGard Data Systems, Inc.	4,210	119
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	7,829	66
Xilinx, Inc.	1,600	47

		1,194

Health Care—20.2%
Alcon, Inc.†	965	78
Allergan, Inc.	795	65
*Amgen, Inc.	2,435	156
*Express Scripts, Inc., Class “A”	2,085	159
*Genentech, Inc.	1,800	98
Pfizer, Inc.	5,325	143
*ResMed, Inc.	2,197	112
*St. Jude Medical, Inc.	2,360	99
Stryker Corporation	1,230	59
Valeant Pharmaceuticals International	2,220	59
*Zimmer Holdings, Inc.	1,910	153

		1,181

Industrials—18.0%
*Apollo Group, Inc., Class “A”	750	61
C.H. Robinson Worldwide, Inc.	2,335	130
*ChoicePoint, Inc.	1,230	57
Danaher Corporation	3,020	173
Expeditors International of Washington	2,245	125
Fastenal Company	2,520	155
General Electric Company	3,355	122
Knight Transportation, Inc.	3,255	81
Pentair, Inc.	1,400	61
*Ryanair Holdings plc—ADR	2,085	85

		1,050

Consumer Discretionary—13.8%
*Bed, Bath & Beyond, Inc.	2,070	83
*CarMax, Inc.	2,710	84
Dollar General Corporation	4,230	88
*Entercom Communications Corporation	2,070	74

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*IAC/InterActiveCorp	3,240	$89
*Kohl’s Corporation	980	48
Lowe’s Companies, Inc.	2,735	158
*Univision Communications, Inc.	1,820	53
*Williams-Sonoma, Inc.	3,645	128

		805

Financials—10.8%
AFLAC, Incorporated	1,390	55
Ambac Financial Group, Inc.	1,450	119
American International Group	2,210	145
Investors Financial Service Corporation	2,240	112
Moody’s Corporation	1,215	106
Northern Trust Corporation	1,990	97

		634

Consumer Staples—6.1%
Colgate-Palmolive Company	1,100	56
PepsiCo, Inc.	2,825	147
Walgreen Co.	2,365	91
Whole Foods Market, Inc.	680	65

		359

Materials—5.8%
Airgas, Inc.	5,550	147
Ecolab, Inc.	2,090	73
Praxair, Inc.	2,660	118

		338

Energy—4.3%
*Smith International, Inc.	950	52
Suncor Energy, Inc.†	5,580	197

		249

Total Common Stock—99.4% (cost $4,400)		5,810

Investment in Affiliate
William Blair Ready Reserves	47,029	47

Total Investment in Affiliate—0.8% (cost $47)		47

Total Investments—100.2% (cost $4,447)		5,857
Liabilities, plus cash and other assets—(0.2)%		(10)

Net assets—100.0%		$5,847

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 11

John F. Jostrand

Norbert W. Truderung

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a -0.97% loss on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the Russell 1000 Growth® Index, increased 6.30%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The broad market behaved in a relatively skittish manner during the first ten months of the year. Investors were generally cautious, given concerns about rising oil prices, rising interest rates, and uncertainty regarding the outcome of the presidential election. During this period, the market generally rewarded stocks with steady earnings streams and sustainable earnings growth, characteristics consistent with our investment criteria. The last eight weeks witnessed a post-election euphoria rally, the fifth largest since 1900. Investors’ appetite for risk changed markedly, favoring stocks with higher earnings variability. Sectors that had lagged year-to-date, such as Health Care and Technology, were among the strongest performers in the last two months of the year. Our portfolio lagged the benchmark during this rally, however, as stocks with our investment criteria were less favored. Overall, we ended the year below the benchmark.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Health Care was the best contributing sector to the Fund’s performance on both an absolute and relative basis. Our focus on names in the Healthcare Management Services area, such as UnitedHealth Group and Caremark, proved to be among the best performers in the fund. We also found stocks in the Medical Instruments and Supplies industry to be attractive, with Zimmer Holdings and Alcon Inc. being two strong performers. Our decision to avoid Merck, especially as it encountered significant problems concerning Vioxx, along with an underweight to Pfizer, helped the portfolio’s relative performance in the Health Care sector as well.

Value-oriented stocks enjoyed strong price appreciation during the year, and stocks in our portfolio with an industrial leaning tended to perform well. Danaher, General Electric, Ecolab and Praxair all added value to the portfolio during the year. Suncor Energy also yielded strong absolute and relative results.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

One theme in the portfolio that had disappointing results in 2004 was radio and broadcasting. Media broadcasting tends to do well in the early to middle stages of a recovery cycle, as

12 Annual Report	December 31, 2004

companies increase advertising. These companies should have benefited from a typical recovery growth period. Due to industry pricing and advertising unit problems over the past several years, the radio industry has not yet achieved the advertising revenues and margins we anticipated.

Consumer Discretionary proved to be the weakest performer in terms of the large economic sectors, and was the largest negative contributor to performance relative to the benchmark. Bed, Bath and Beyond experienced concerns about productivity with respect to their new stores. Wal-Mart’s sales were somewhat lackluster due its core customer base being negatively affected by rising energy prices. Although some of the Fund’s stocks in this area performed well, the stocks that it did not own caused weak relative performance. Ebay and Starbucks both achieved strong gains during the quarter and added value to benchmark returns. The Fund did not own these names due to their significantly high valuations.

What is your current strategy for the year ahead?

Overall, valuations remain at a reasonable level due to both a contraction in 2004’s price-to-earnings valuations and earnings surpassing the rise in the market. As 2005 progresses and interest rates become less accommodative, we expect the higher risk, higher levered companies to feel the impact. The equity markets over the past couple of years have favored lower quality names. It is possible that stocks will soon face an inflection point where the market will not be as generous with companies with lower quality earnings, and will reward companies that can execute through a normal to challenging environment.

Because of our bottom-up fundamental analysis, the majority of the risk that we take is in security selection and not in under or overweighting specific sectors. We believe our bottom-up fundamental approach to finding quality growth companies with sustainable business models should be well suited to this more challenging environment.

December 31, 2004	William Blair Funds 13

Large Cap Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class A	(0.97)%	(4.31)%	(10.38)%	(10.10)%
Large Cap Growth Fund Class B	(0.64)	(4.12)	(10.39)	(10.12)
Large Cap Growth Fund Class C	3.37	(3.14)	(10.05)	(9.73)
Russell 1000® Growth Index	6.30	(0.18)	(9.29)	(9.08)
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

14 Annual Report	December 31, 2004

Large Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—28.9%
*Accenture, Ltd.†	8,400	$227
*Dell, Inc.	7,200	303
*EMC Corporation	9,375	139
First Data Corporation	6,125	261
Intel Corporation	5,360	125
*Intuit, Inc.	3,285	145
Linear Technology Corporation	4,875	189
Paychex, Inc.	4,590	156
SAP AG—ADR	2,825	125
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	22,157	188

		1,858

Health Care—24.4%
Alcon, Inc.†	1,560	126
Allergan, Inc.	1,550	126
*Amgen, Inc.	3,060	196
*Boston Scientific Corporation	1,590	56
*Caremark Rx, Inc.	2,540	100
Eli Lilly & Company	2,155	122
Medtronic, Inc.	5,395	268
Pfizer, Inc.	5,015	135
UnitedHealth Group, Inc.	3,540	312
*Zimmer Holdings, Inc.	1,545	124

		1,565

Financials—10.5%
Goldman Sachs Group, Inc.	1,675	174
SLM Corporation	5,850	313
State Street Corporation	3,745	184

		671

Consumer Discretionary—10.0%
*Bed, Bath & Beyond, Inc.	5,850	233
Clear Channel Communications, Inc.	3,635	122
Harley-Davidson, Inc.	2,300	140
*Kohl’s Corporation	2,975	146

		641

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Staples—9.7%
Avon Products, Inc.	2,725	$105
PepsiCo, Inc.	3,025	158
Wal-Mart Stores, Inc.	3,010	159
Walgreen Co.	5,240	201

		623

Industrials—8.0%
Danaher Corporation	5,757	330
General Electric Company	4,950	181

		511

Materials—4.8%
Ecolab, Inc.	4,350	153
Praxair, Inc.	3,565	157

		310

Energy—2.2%
Apache Corporation	1,400	71
Suncor Energy, Inc.†	2,010	71

		142

Total Common Stock—98.5% (cost $5,212)		6,321

Investment in Affiliate
William Blair Ready Reserves	176,619	177

Total Investment in Affiliate—2.8% (cost $177)		177

Total Investments—101.3% (cost $5,389)		6,498
Liabilities, plus cash and other assets—(1.3)%		(81)

Net assets—100.0%		$6,417

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 15

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are expected to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 19.85% gain on a total return basis (Class A Shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. This was well ahead of its benchmark, the Russell 2000 Growth® Index, which increased 14.31% during the period, and the Russell 2000® Index, which rose 18.33%.

What were the most significant factors impacting Fund performance?

As indicated at the end of last year, we anticipated several issues to influence the markets in 2004. Rising oil prices, a weakening dollar, interest rate increases and concerns with respect to the presidential election outcome provided significant headwinds to the market over the first three quarters. Although modest gains were realized in October, momentum increased significantly in November with a post-election rally that represented the fifth largest of its kind since 1900. Nearly all of the annual Russell Index gains were achieved in the last two months of the year. For a record-breaking sixth year in a row, small cap stocks led the larger capitalization stocks, as indicated by the Russell 2000® Index’s return for small stocks at 18.33% outpacing the Russell 1000® Index’s return for large stocks at 6.30%. Size did have some influence on returns in the Russell 2000 Growth® Index during the year, with larger companies generally out-performing the smaller ones. Value significantly outperformed growth for the year across all capitalizations. The Russell 2000® Value index gained 22.25% for the year, nearly 800 basis points ahead of the Russell 2000 Growth® Index return of 14.31%. The portfolio performed relatively well across most company sizes.

Which investment strategies enhanced the Fund’s return? Were there any investment themes that produced the best results?

The Fund had strong performance across all of the major economic sectors, such as Consumer Discretionary, Financials, Health Care, and Technology.

Technology proved to be the biggest source of relative out-performance for the portfolio. Although Technology returns in the index for the year were negative, the Fund posted double-digit gains in this area. Semiconductor companies tended to be among the weakest performers in the index, but among the strongest in the Fund. Artisan Components, a leading semiconductor intellectual property company, was one of the strongest performers for the year. Semiconductor IP is an area in Technology that we believe has the ability to outpace the growth of the industry at large. Artisan was acquired at the end of the year by ARM Holdings, another semiconductor IP company. The growth prospects for ARM are similarly attractive, and it continues to be a name we hold in the portfolio.

The Consumer Discretionary area provided the biggest absolute contribution to performance and the second largest contribution relative to the benchmark. We have typically held a significant overweight position in this sector, since a wide variety of industries are grouped here, particularly ones with interesting growth characteristics. Our stock selection in this

16 Annual Report	December 31, 2004

group was strong as well. In the Advertising industry, ValueClick proved to be a very strong performer. This Internet media and advertising company has been in the portfolio for several years, but began attracting the attention of Wall Street in the past two years. It was one of the portfolio’s top performers in 2003 as well. Laureate Education, a leading post-secondary education company yielded good results during the year as well. Although many education oriented stocks did not fare as well during 2004 due to domestic regulatory concerns, we liked Laureate’s business model and strong international exposure. The stock also offered comparatively good value with a lower multiple than many of its peers. In the Entertainment arena, Lions Gate Entertainment achieved strong gains in 2004. With several blockbuster movies during the year, and a large movie library offering potential for strong recurring revenues, the company continues to offer good prospects for growth.

Were there any investment strategies or themes that did not measure up to your expectations?

The Fund performed well overall, but there was some relative weakness in sectors that are not typically growth in orientation—specifically, Autos and Transportation, Materials and Processing, and Utilities. These sectors had extremely strong performance in the index, indicative of the trend of value stocks out-performing growth stocks. We have significant underweight positions in these sectors, that in aggregate comprise approximately 10% of the Russell 2000 Growth Index.

One theme that did not fare as well as we had anticipated centered in the Radio and TV Broadcasters segment of the Consumer Discretionary sector. In the early-to-mid part of an economic recovery, media advertising tends to do well. The recovery of Broadcast Company stocks has been slower than we expected, which has been reflected in the two stocks that we hold, Cumulus Media and Emmis Communications. Both stocks were among our bottom ten performers during the year.

What were among the best performing investments for the Fund?

In addition to the Technology and Consumer Discretionary names mentioned above, Quicksilver Resources in the Energy sector and Cyberonics Inc. in the Health Care area were two strong performers during the year. Quicksilver Resources is a natural gas producer focused primarily on the western United States and Canada. The stock was up significantly due to a combination of successful drilling on several key properties along with an overall strong energy market. This past summer, Cyberonics received positive early indications from the FDA with respect to its trademark VNS therapy. This therapy was originally designed for the treatment of epilepsy, and Cyberonics was seeking approval for this therapy to be used for patients suffering chronic depression.

What were among the weakest performing investments for the Fund?

OPNET Technologies, a leading provider of management software for networks and applications was our worst performer for the year. The company reported soft fiscal second quarter results, due to some delays in several large contracts. Also, they have experienced some salesforce turnover issues that have created disruption.

Vistacare Inc, a leading provider of hospice care, was the second weakest portfolio performer. The company had experienced softer than anticipated growth, accompanied by a cap in Medicare funding for hospice care, which brought significant weakness in revenues and margins.

Is there any additional news with respect to the fund?

We would note that the Fund has one security (which comprises less than 1% of net assets) that was relatively illiquid as of the end of the year.

December 31, 2004	William Blair Funds 17

Kintera, Inc. is a company that provides software and services to non-profit organizations. We wanted to purchase a significant number of shares in this company. We were able to participate in a Public Investment in Private Equity (PIPE) transaction at the beginning of December, through which we were able to buy a meaningful position of the company at a discount. We anticipate the PIPE will be registered to trade as common stock in 2005.

What is your current strategy for the year ahead?

While the overall market experienced a strong finish to 2004, we anticipate that 2005 could offer a more challenging environment. Although companies are continuing to grow earnings, the rate of growth is slowing. Since the economy is continuing to experience growth, there may be continued activity on the part of the Federal Reserve to keep inflation in check by raising interest rates. This could result in multiple compression on stocks, limiting stock price appreciation.

That said, our bottom-up stock selection process that focuses on companies with strong fundamentals should continue to uncover stocks that we believe will perform well regardless of the macroeconomic themes prevalent in the market. While it may be difficult to see gains such as the ones we achieved in 2003 and 2004, we are cautiously optimistic on the overall market for 2005.

As always, we will continue to invest in what we believe to be are high quality growth companies with solid fundamentals at attractive valuations. We appreciate your interest in the Fund.

18 Annual Report	December 31, 2004

Small Cap Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class A	19.85%	17.10%	22.00%	22.38%
Small Cap Growth Fund Class B	21.25	17.81	22.33	22.71
Small Cap Growth Fund Class C	25.24	18.51	22.51	22.78
Russell 2000® Growth Index	14.31	5.79	(3.57)	(2.43)
Russell 2000® Index	18.33	11.48	6.61	7.53
(a)	For the period from December 27, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Consumer Discretionary—41.3%
*4 Kids Entertainment, Inc.	572,365	$12,031
*Century Casinos, Inc.	652,942	5,961
*Charles River Associates	164,417	7,690
*Coinstar, Inc.	527,710	14,159
*Comstock Homebuilding Companies, Inc.	210,785	4,589
*Corrections Corporation of America	241,935	9,786
*Cumulus Media, Inc., Class “A”	644,120	9,713
*Elizabeth Arden, Inc.	476,900	11,322
*Emmis Communications Corporation, Class “A”	344,160	6,604
*FirstService Corporation†	476,510	7,801
Fred’s, Inc.	444,270	7,730
*FTI Consulting, Inc.	310,560	6,544
*Insight Enterprises, Inc.	649,390	13,326
*Intermix Media, Inc.	1,820,225	10,284
*Jarden Corporation	278,600	12,102
*Kforce, Inc.	1,524,265	16,919
*Labor Ready, Inc.	662,565	11,211
*Laureate Education, Inc.	540,000	23,809
*Lions Gate Entertainment Corporation†	1,016,910	10,800
*Multimedia Games, Inc.	600,385	9,462
Nautilus Group, Inc.	322,625	7,798
*Nu Skin Enterprises, Inc.	353,990	8,984
*Scientific Games Corporation, Class “A”	355,430	8,473
*Shuffle Master, Inc.	161,196	7,592
*Sirva, Inc.	388,055	7,458
Speedway Motorsports, Inc.	238,860	9,359
Strayer Education, Inc.	74,770	8,209
*TiVo, Inc.	744,970	4,373
*Usana Health Services, Inc.	211,710	7,241
*ValueClick, Inc.	1,333,970	17,782
*ValueVision Media, Inc., Class “A”	667,425	9,284
*Workstream, Inc.†	3,064,460	10,419

		318,815

Health Care—16.3%
*Allied Healthcare International	1,653,600	9,095
*American Healthways, Inc.	168,270	5,559
*Amicas, Inc. (Formerly Vitalworks, Inc.)	3,350,070	14,908
*Axcan Pharma, Inc.†	546,150	10,557
*Cell Therapeutics, Inc.	1,182,540	9,626
*Connectics Corporation	344,090	8,358
*Discovery Partners International, Inc.	1,319,596	6,268
*Integra Lifesciences Holdings Corporation	466,255	17,219
*Kensey Nash Corporation	224,945	7,767
*Martek Biosciences Corporation	87,430	4,476
*Matria Healthcare, Inc.	214,061	8,363
*Sangamo Biosciences, Inc.	550,655	3,304
*Santarus, Inc.	807,569	7,317
*Telik, Inc.	505,585	9,677
*Zila, Inc.	798,600	3,418

		125,912

Technology—15.3%
*AMIS Holdings, Inc.	553,110	9,137
ARM Holdings, plc—ADR	623,209	3,845
*Blackbaud, Inc.	642,043	9,400
*Kanbay International, Inc.	274,802	8,601

Issuer	Shares	Value

Common Stocks—(continued)
Technology—(continued)
*Kintera, Inc.	76,600	$690
*Kintera, Inc.#**	773,704	5,798
*Lionbridge Technologies, Inc.	340,900	2,291
*Loudeye Corporation	2,253,860	4,620
*Open Solutions, Inc.	326,630	8,479
*OPNET Technologies, Inc.	889,890	7,493
*Optimal Group, Inc.†	1,225,860	14,453
*PDF Solutions, Inc.	603,205	9,718
*Scansoft, Inc.	2,170,965	9,096
*SupportSoft, Inc.	715,360	4,764
*Ultimate Software Group, Inc.	720,538	9,137
*WebEx Communications, Inc.	457,855	10,888

		118,410

Financial Services—7.4%
*Affiliated Managers Group, Inc.	193,585	13,114
Commercial Capital Bancorp, Inc.	427,695	9,914
*Credit Acceptance Corp.	428,970	10,917
*Electronic Clearing House	617,737	5,547
*Euronet Worldwide, Inc.	342,905	8,922
Global Payments, Inc.	146,680	8,587

		57,001

Other Energy—5.7%
*ATP Oil and Gas Corporation	429,251	7,976
*Comstock Resources, Inc.	423,645	9,341
*Gasco Energy Inc.	2,489,825	10,607
*Grey Wolf, Inc.	1,703,730	8,979
*InterOil Corporation†	177,920	6,732

		43,635

Materials and Processing—2.8%
Airgas, Inc.	432,655	11,470
*Comfort Systems USA, Inc.	1,275,840	9,798

		21,268

Autos and Transport—2.1%
*Frozen Food Express Industries, Inc.	292,566	3,774
*Marten Transport, Ltd.	190,720	4,335
OMI Corporation	470,820	7,933

		16,042

Producer Durables—1.7%
*Educate, Inc.	544,952	7,215
*Providence Service Corporation	275,330	5,774

		12,989

Utilities—1.1%
*Intrado, Inc.	676,844	8,190

Total in Common Stock—93.7% (Total cost $566,452)		722,262

Investment in Affiliate
William Blair Ready Reserves	21,848,943	21,849

Total Investment in Affiliate—2.8% (cost $21,849)		21,849

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2004

Small Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares of Principal Amount	Value

Short-Term Investments—2.8%
American Express Demand Note, VRN 2.24%, due 1/3/05 (cost $10,855)	$10,855,000	$10,855
Prudential Funding Demand Note, VRN 2.243%, due 1/3/05 (cost $10,667)	10,667,000	10,667

Total Short-Term Investments (cost $21,522)		21,522

Total Investments—99.3% (cost $609,823 )		765,633
Cash and other assets, less liabilities—0.7%		5,576

Net assets—100.0%		$771,209

*Non-income producing securities

† = U.S. listed foreign security

# = Restricted security. The fund purchased 773,704 restricted shares on December 1, 2004 at a cost of $5,416 (in thousands). The value of the fund’s holding was $5,798 (in thousands) or $7.49 per share, or 0.75% of net assets at December 31, 2004.

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.75% of the net assets at December 31, 2004.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 21

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 6.86% gain on a total return basis (Class A shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. This result lagged its benchmark, the Russell 2500 Growth® Index, which increased 14.59% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund performed particularly well relative to the benchmark during the first ten months of the year. During this period, investors were generally cautious, given concerns about rising oil prices, increasing interest rates, and uncertainty regarding the outcome of the presidential election. The market rewarded stocks with steady earnings streams and sustainable earnings growth, characteristics consistent with our investment criteria. The last eight weeks witnessed a post-election euphoria rally, the fifth largest since 1900. The risk posture on the market changed significantly as investors sought stocks with higher earnings variability, particularly in sectors that had lagged year-to-date, such as Health Care and Technology. Our portfolio trailed the benchmark during the last two months of the year, as stocks with our investment criteria were less favored.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

One sector in which our stocks performed extremely well was Technology. While stocks in this sector of the benchmark yielded a negative return in aggregate, the Fund had positive results in this area, making it the largest contributor to relative results. Although most semiconductor stocks were weak due to excess supply and overcapacity issues, our semiconductor holdings performed well.

In general, our quality growth parameters lead us toward stocks with strong managements, sustainable business models through value-added delivery to the customer, and strong financial practices. Our portfolio’s top performer, Laureate Education, a company in the Education Services industry, exhibited many of these quality growth characteristics. Although many domestic education oriented stocks did not fare as well during 2004 due to domestic regulatory concerns, we liked the international post-secondary industry theme, and the strong business model that Laureate offered relative to many domestic companies. The stock also offered comparatively good value with a lower multiple than many of its peers. Corporate Executive Board, the fourth best performer in the portfolio, is another example of a quality growth company in the Consumer Discretionary sector. This company provides subscription-based research and information services to senior executives in major corporations in order to enhance management practices. With relatively low capital expenditures, the company is able to significantly leverage its services and achieve high margin growth. During the softer economy, we estimated that many new clients put their intentions on hold, and would sign up for services once the economy strengthened. This thesis

22 Annual Report	December 31, 2004

came to fruition this year as subscriptions increased significantly and the market recognized the outstanding potential for solid earnings growth. Corporate Executive Board and Laureate Education continue to be core holdings in the portfolio.

One theme in the portfolio that did particularly well was investment in transportation services companies. Expeditors International, Knight Transportation, and C.H. Robinson were among the top 10 performers in the Fund for the year. Along with strong managements and good business infrastructures, these companies were poised to benefit from economic recovery cycle as product deployment is on the rise.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

There were a few stocks and themes that did not work as well as we anticipated during 2004. Vistacare Inc, a leading provider of hospice care, was the weakest portfolio performer. The company had experienced softer than anticipated patient admissions growth, and the effect of the cap in Medicare funding for hospice care. We sold the stock due to ongoing concerns about slower growth prospects.

From a thematic perspective, we thought Broadcast Radio would be an area likely to benefit from the economic recovery. The radio industry has been depressed for some time and has not bounced back during the economic recovery. Entercom Communications, a company we like due to their management team and their strong financial discipline, was a weak performer in the portfolio during 2004.

There were several stocks in the specialty retail industry that we liked due to differentiated business models and delivery of products and services, but one that did not meet our expectations was 99 Cents Only Stores. The company had fared well in its home state of California, but ran into significant difficulty executing strategy in newly opened Texas sites. We determined that the company was facing larger concerns, and sold the stock.

What is your current strategy for the year ahead?

Given that the market has experienced two years of strong returns, particularly in the smaller capitalization stocks, we may see a more challenging investment environment in 2005. While earnings growth continues, the pace of growth is slowing. Activity on the part of the Federal Reserve to keep inflation in check, commodity prices and the direction of the dollar will likely influence the domestic equity market.

Since our process incorporates bottom-up stock selection that focuses on companies with strong fundamentals, we hope to uncover stocks that will perform regardless of macroeconomic themes. While it may be difficult to see gains such as the ones we achieved in 2003 and 2004, we are cautiously optimistic on the overall market for 2005.

We believe our high quality growth style of investing will do well as the economy continues on its path of recovery. We appreciate your interest in the Fund.

December 31, 2004	William Blair Funds 23

Small-Mid Cap Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	Year	Since Inception(a)(b)
Small-Mid Cap Growth Fund Class A	6.86	6.16%
Small-Mid Cap Growth Fund Class B	7.58	7.82
Small-Mid Cap Growth Fund Class C	11.58	11.78
Russell 2500® Growth Index	14.59	15.68
(a)	Total return is not annualized for periods that are less than a full year.
(b)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forcasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

24 Annual Report	December 31, 2004

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Consumer Discretionary—37.9%
*Bed, Bath and Beyond, Inc.	16,700	$665
*CarMax, Inc.	18,500	574
CDW Corporation	12,600	836
Cintas Corporation	7,400	325
*Coinstar, Inc	15,005	403
Corporate Executive Board Co.	11,400	763
*Corrections Corporation of America	8,700	352
*Cross Country Healthcare, Inc.	17,200	311
*Entercom Communications Corporation	7,200	258
Fastenal Company	11,800	726
*Getty Images, Inc.	4,900	337
*Hewitt Associates, Inc., Class “A”	17,900	573
*Iron Mountain, Inc.	17,450	532
*Lamar Advertising Company	9,500	406
*Laureate Education, Inc.	23,600	1,041
MSC Industrial Direct Company, Inc.	9,640	347
*O’Reilly Automotive, Inc.	16,000	721
*Shuffle Master, Inc.	7,400	349
Strayer Education, Inc.	2,900	318

		9,837

Health Care—18.9%
*American Healthways, Inc.	15,700	519
*Axcan Pharma, Inc.†	19,100	369
*Cell Therapeutics, Inc.	34,400	280
*Connetics Corporation	11,300	275
*Express Scripts, Inc.	6,900	527
*IDEXX Laboratories, Inc.	5,000	273
*Integra LifeSciences Holdings Corporation	18,920	699
*Kensey Nash Corporation	9,600	332
*Kyphon, Inc.	9,900	255
*Medicines Company	9,900	285
*Patterson Companies, Inc.	6,600	286
*ResMed, Inc.	9,200	470
*Telik, Inc.	17,200	329

		4,899

Technology—15.7%
Adobe Systems, Inc.	9,400	590
*Amis Holdings, Inc.	27,900	461
*Cognos, Inc.†	15,400	678
*Intuit, Inc.	17,900	788
*Jabil Circuit, Inc.	20,700	529
Microchip Technology, Inc.	22,900	611
*OPNET Technologies, Inc.	28,400	239
Xilinx, Inc.	6,600	196

		4,092

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Autos and Transport—7.9%
C.H. Robinson Worldwide, Inc.	8,800	$489
Expeditors International of Washington	11,300	631
Gentex Corporation	11,100	411
Knight Transportation, Inc.	20,600	511

		2,042

Financial Services—5.7%
East West Bancorp, Inc.	9,000	378
*Fiserv, Inc.	13,900	559
*SunGard Data Systems, Inc.	19,000	538

		1,475

Other Energy—4.4%
Apache Corporation	5,000	253
*Smith International, Inc.	11,600	631
XTO Energy Corporation	7,500	265

		1,149

Producer Durables—2.2%
Pentair, Inc.	13,300	579

Materials and Processing—2.1%
Airgas, Inc.	20,900	554

Utilities—1.0%
*Intrado, Inc.	20,970	254

Total in Common Stock—95.8% (Total cost $22,507)		24,881

Investment in Affiliate
William Blair Ready Reserves	976,240	976

Total Investment in Affiliate—3.8% (cost $976)		976

Total Investments—99.6% (cost $23,483)		25,857
Cash and other assets, less liabilities—0.4%		117

Net assets—100%		$25,974

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 25

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 11.65% gain (Class A Shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 21.36%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

During the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI All Country World Index ex-U.S. style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, particularly in Asia and Japan, as they were viewed by investors as the markets most susceptible to slowing global growth and liquidity constraints. The absence of meaningful allocations to Basic Materials, Utilities and Telecommunications stocks also hampered relative Fund performance during this time period.

What sectors had the biggest impact on portfolio performance?

Technology trailed the other sectors during 2004, which negatively affected the Fund’s relative results as it was overweighted in this sector versus the benchmark. Stock selection within information technology was positive. The Fund participated in the strong Energy rally during the year, although it was underweighted versus the Index, which detracted from results. Stock selection across most sectors was positive.

From a regional perspective, the Fund’s emerging markets exposure and stock selection augmented results, as emerging markets outperformed their developed counterparts during the year. The underweighted allocation to Europe-ex UK was a drag on results as this region performed well during the year, aided by the US Dollar’s depreciation relative to the Euro. The portfolio’s small and mid cap names also added value, as smaller companies outperformed their larger capitalization peers.

26 Annual Report	December 31, 2004

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays), 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

December 31, 2004	William Blair Funds 27

International Growth Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
International Growth Fund Class A	11.65%	10.42%	1.33%	7.93	%(a)
International Growth Fund Class B	12.61	10.98	1.39	7.41	(b)
International Growth Fund Class C	16.61	11.79	1.77	7.65	(b)
MSCI All Country World Free Ex-US Index	21.36	13.56	0.02	3.15	(a)
				2.53	(b)
Lipper International Index	18.60	11.60	(0.90)	—
(a)	For the period from October 21, 1999 to December 31, 2004.
(b)	For the period November 2, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

28 Annual Report	December 31, 2004

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.2%
Austria—1.5%
Erste Bank Der Oester (Banking)	846,000	$44,945

Estonia—0.5%
Hansabank (Banking)	1,214,083	15,809

Finland—0.7%
Nokian Renkaat Oyj (Automotive)	130,400	19,680

France—8.0%
Christian Dior (Apparel and luxury goods)	221,304	14,991
Essilor International (Health care supplies)	419,300	32,802
Hermes International SCA (Apparel & luxury goods)	70,800	14,094
*JC Decaux (Media)	1,236,100	35,986
Klepierre (Real estate)	169,800	14,977
*Orpea (Hospital and nursing management)	407,221	14,353
Sanofi-Avenits (Pharmaceuticals)	1,014,500	80,833
Technip-Coflexip S.A. (Construction)	171,400	31,587

		239,623

Germany—6.4%
Celesio AG (Pharmaceuticals)	354,700	28,808
Continental AG (Diversified manufacturing)	463,600	29,371
Did Deutscher Industrie Svc (Commercial services)	226,461	8,889
E.ON AG (Energy)	498,200	45,130
GFK AG (Commercial services)	250,948	9,766
Puma AG (Consumer non-durables)	49,985	13,711
SAP AG (Software)	316,800	55,989

		191,664

Greece—2.7%
Coca-Cola Hellenic Bottling S.A. (Beverages)	854,400	20,762
EFG Eurobank (Banking)	613,800	21,012
Folli Follie S.A. (Apparel and footwear retailer)	250,200	7,314
National Bank of Greece (Banking)	926,820	30,526

		79,614

Ireland—1.2%
Anglo Irish Bank plc (Finance)	1,020,200	24,706
*Grafton Group (Wholesale distributors)	1,133,900	12,288

		36,994

Italy—2.5%
Banco Popolare Di Verona E N (Banking)	1,797,700	36,432
Credito Emiliano SpA (Banking)	1,297,400	12,845
Hera SpA (Electric Services)	3,901,699	11,167
Pirelli & C Real Estate (Real estate development)	271,052	14,166

		74,610

Norway—1.4%
Statoil Asa (Oil and gas)	2,625,100	41,225

Spain—0.9%
Cortefiel S.A. (Specialty retail)	514,400	8,111
Grupo Ferrovial S.A. (Industrial services)	367,000	19,522

		27,633

Issuer	Shares	Value

Common Stocks—Europe—30.2%—(continued)
Sweden—1.8%
*Ericsson LM-B Shares (Communications equipment)	17,387,800	$54,684

Switzerland—2.6%
*Actelion (Biotechnology)	110,100	11,241
*Geberit AG (Building products)	13,200	9,589
Serono S.A., Class “B” (Biotechnology)	43,600	28,448
UBS AG (Banking)	345,200	28,825

		78,103

United Kingdom—15.2%
BG Group plc (Industrial services)	8,218,500	55,750
*Cairn Energy plc (Petroleum refining)	629,800	13,156
Capita Group plc (Commercial services)	4,336,900	30,312
Carnival plc (Hotels, restaurants and leisure activities)	1,081,200	65,845
Cattle’s Holdings plc (Finance and leasing)	1,983,900	13,936
Intertek Group (Diversified commercial services)	879,305	11,856
Johnston Press plc (Publishing)	1,254,100	13,009
MAN Group plc (Finance)	513,800	14,473
McCarthy & Stone plc (Real estate)	825,900	9,405
*Michael Page International (Personnel services)	3,394,200	12,147
Morrison Supermarkets (Groceries)	4,687,100	18,581
Next plc (Multiline retail)	738,400	23,316
Reckitt Benckiser plc (Household products)	1,478,500	44,511
Smith & Nephew plc (Health care equipment and supplies)	565,900	5,780
Standard Chartered plc (Banking)	2,826,400	52,371
Tesco plc (Food retail)	11,763,400	72,449

		456,897

Canada—6.2%
*Alimentation Couche-Tard—Class “B” (Food retail)	527,400	15,598
Canadian National Railway Company (Railroads)	483,700	29,446
Four Seasons Hotel, Inc. (Hotels)	270,600	22,118
Manulife Financial Corp. (Life and health insurance)	594,100	27,421
*Precision Drilling Corp. (Drilling)	270,900	17,045
*Research in Motion Ltd. (Wireless telecommunication)	234,800	19,323
*Rona, Inc. (Building materials)	265,800	9,035
*Shoppers Drug Mart Corp. (Retail trade)	461,700	14,336
Suncor Energy, Inc. (Energy minerals)	883,300	31,202

		185,524

Japan—19.0%
Aeon Credit Service Co., Ltd. (Consumer finance)	244,700	18,178
Aeon Mall Co., Ltd. (Real estate)	206,900	14,685
Arisawa Manufacturing Co. (Chemicals)	260,000	11,766
Arnest One Corp. (Real estate)	372,900	9,460
Askul Corporation (Retail trade)	153,300	9,414
Canon, Inc. (Office electronics)	797,500	43,172
*Chiyoda Corp. (Construction)	1,952,000	14,249

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 29

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—19.0%—(continued)
Fast Retailing (Specialty retail)	374,600	$28,533
Hino Motors Ltd. (Trucks, construction and farm machinery)	3,205,500	23,841
Hoya Corporation (Electronic technology)	378,200	42,599
Keyence Corporation (Electronic technology)	92,360	20,680
Misumi Corp. (Trading companies and distributors)	188,150	5,463
Mitsubishi Tokyo Financial (Banking)	2,192	22,380
Nakanishi Inc. (Medical specialties)	119,000	8,139
Neomax Co., Ltd. (Electronic equipment and instruments)	498,400	8,813
Nidec Corporation (Electronic technology)	231,900	28,305
Nitori Company Ltd. (Specialty stores)	184,860	12,024
Orix Corporation (Consumer finance)	307,900	42,008
Park 24 Co., Ltd. (Commercial services)	549,200	9,833
Pasona Inc. (Personnel services)	2,043	6,208
Point Inc. (Apparel and footwear retail)	340,900	11,268
Ryohin Keikaku Co. (Retail stores)	207,700	10,401
Sharp Corp. (Electronics)	2,417,200	39,453
*Shinsei Bank, Ltd. (Banking)	3,262,000	22,177
SMC Corporation (Trucks, construction and farm machinery)	157,200	17,986
Sumitomo Trust & Banking Co. (Finance)	4,421,000	31,951
Sundrug Co., Ltd. (Drug stores)	175,400	6,162
Toto Ltd. (Building products)	1,831,000	17,450
Trend Micro, Inc. (Application software)	430,000	23,303
USS Co., Ltd. (Commercial services)	126,800	10,615
Yamada Denki Company (Retail trade)	18,900	809

		571,325

Emerging Asia—8.8%
India—3.5%
Bharat Forge Ltd. (Machinery)	422,048	10,304
*Bharti Tele-Ventures (Wireless telecommunication services)	4,374,800	21,880
HDFC Bank (Banking)	1,240,400	14,928
Housing Development Finance Corp. (Financial services)	971,900	17,181
Infosys Technologies, Ltd. (Consulting and software services)	596,824	28,863
Ranbaxy Laboratories (Pharmaceuticals)	448,900	13,032

		106,188

Indonesia—0.6%
*Bank Rakyat Indonesia (Banking)	58,813,000	18,221

Malaysia—0.2%
*Airasia Bhd (Air transport)	11,964,000	5,226

South Korea—2.8%
Hyundai Motor Co., Ltd. (Automobiles)	771,800	41,234
Samsung Electronics Co. (Semiconductors)	97,800	42,490

		83,724

Taiwan—1.7%
EVA Airways Corp. (Airlines)	20,980,910	10,304
Hon Hai Precision Industry (Computers)	8,563,312	39,586

		49,890

Issuer	Shares	Value

Asia—7.1%
Australia—3.8%
Billabong International Ltd. (Apparel and luxury goods)	1,406,700	$12,606
Macquarie Bank, Ltd. (Financial services)	769,200	28,032
Perpetual Trustees Australia (Investment managers)	293,200	14,426
Sigma Company, Ltd. (Medical distributors)	1,655,110	12,057
Toll Holdings, Ltd. (Trucking)	2,341,800	23,455
Wesfarmers Ltd. (Diversified industrials)	777,300	24,232

		114,808

Hong Kong—3.2%
China Insurance International (Insurance)	16,510,000	6,802
Cnooc Ltd. (Oil and gas)	87,777,000	46,998
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,268,000	19,750
Techtronic Industries Co. (Consumer durables)	10,216,200	22,265

		95,815

Singapore—0.1%
Osim International Ltd. (Consumer sundries)	6,374,900	3,466

Emerging Latin America—5.9%
Brazil—1.0%
Cia De Concessoes (Transportation)	223,800	4,894
*Gol Linhas Aereas Int S.P—ADR (Air transport)	357,800	11,407
*Natura Cosmeticos S.A. (Cosmetics)	474,300	13,834

		30,135

Chile—1.9%
Banco Santander SP—ADR (Banking)	432,700	14,651
Cencosud S.A.—ADR 144A (Retail stores)	679,930	17,985
Lan Chile S.A.—ADR (Airlines)	448,900	14,454
S.A.C.I. Falabella (Department stores)	4,567,464	11,082

		58,172

Mexico—3.0%
America Movil S.A. (Communications)	16,078,100	42,228
*Corporacion Geo Sa De Cv (Real estate)	5,454,900	10,908
*Urbi Desarrollos Urbanos S.A. (Household durables)	3,340,200	14,586
Walmart de Mexico (Retail trade)	6,340,300	21,775

		89,497

Emerging Europe, Mid-East, Africa—3.4%
Egypt—0.9%
Orascom Contruction Industry (Construction)	1,144,741	13,669
*Orascom Telecommunication Holding GDR (Telecommunications)	611,400	12,913

		26,582

Hungary—0.9%
OTP Bank (Banking)	843,700	25,867

See accompanying Notes to Financial Statements.

30 Annual Report	December 31, 2004

International Growth Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.4%—(continued)
South Africa—1.6%
Edgars Consolidated Stores (Apparel, footwear and retail)	436,363	$23,359
*MTN Group Ltd. (Telecommunication services)	2,508,000	19,272
Network Healthcare Holdings (Health services)	7,220,000	6,442

		49,073

Total Common Stock—95.8% (cost $2,106,999)		2,874,994

Preferred Stock
Brazil—1.0%
Banco Itau Holding (Banking)	205,910	30,921

Total Preferred Stock—1.0% (cost $19,338)		30,921

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	25.1%
Japanese Yen	19.7%
British Pound Sterling	15.7%
Canadian Dollar	6.4%
Australian Dollar	4.0%
Indian Rupee	3.7%
Hong Kong Dollar	3.3%
Mexico Nuevo Peso	3.1%
South Korean Won	2.9%
Swiss Franc	2.7%
United States Dollar	2.5%
Swedish Krona	1.9%
Taiwan Dollar	1.7%
Brazilian Real	1.7%
South African Rand	1.7%
All other currencies	3.9%

100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	39,866,050	$39,866

Total Investments in Affiliate—1.3% (cost $39,866)		39,866

Short-Term Investments
American Express Demand Note, VRN 2.24% due 1/3/05	$24,538,000	24,538
Prudential Funding Demand Note, VRN 2.243% due 1/3/05	21,204,000	21,204

Total Short-term Investments—1.5% (cost $45,742)		45,742

Total Investments—99.6% (cost $2,211,945)		2,991,523
Cash and other assets, less liabilities—0.4%		9,911

Net assets—100.0%		$3,001,434

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 31

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of large and medium-sized companies included in the Morgan Stanley Capital International All Country World Free ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform in 2004? How did the Fund’s performance compare to its benchmark?

The William Blair International Equity Fund commenced operations on May 24, 2004. Through the period ended December 31, 2004, the Fund posted a gain of 6.97% (Class A shares reflecting the impact of the maximum sales load). By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 22.61%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s underperformance versus the benchmark?

While 2004 started strongly and extended the equity market gains of 2003, sentiment turned negative during mid-2004. In the second quarter concerns arose regarding tightening monetary policy in the United States, coupled with uneasiness about the Chinese government’s ability to engineer a “soft landing” of its rapidly growing economy. During the third quarter increasing energy prices resulting from a supply/demand imbalance, coupled with macroeconomic evidence of slowing growth globally extended the markets’ decline. However, beginning in September 2004 the market began its rally through year end. Gains were spread broadly across regions and sectors, as cyclical concerns regarding the U.S. and Asian economic outlook seemed to recede. In particular, strength in recent U.S. employment reports and relatively steady growth signals in China alleviated pessimism about the global cycle. Relief from the oil price uptrend and a clear and conclusive U.S. election outcome also paid dividends in market psychology.

Throughout the year, value-oriented, or more defensive benchmarks outperformed their growth counterparts by 8.54%, as measured by the MSCI ACWI ex-US style indices. Despite 2004’s strong absolute performance, the Fund’s focus on high quality growth names was not rewarded on a relative basis, as higher allocations to Information Technology and Consumer Discretionary stocks at the expense of Basic Materials, Utilities and Telecommunications stocks hampered relative Fund performance during this time period. In addition the Fund’s cash position in the fourth quarter detracted from results, as the markets rallied strongly in the fourth quarter.

What sectors or regions had the biggest impact on portfolio performance?

The Fund’s emerging markets exposure and stock selection added value since inception as emerging markets outperformed other world markets. Stock selection was strong across sectors, with the exception of Health Care and Materials. Relative weakness in Health Care was due to several stock specific issues, while the portfolio’s high quality growth holdings in Materials lagged their deeper value counterparts within the sector. However, the largest contributor to underperformance during the period resulted from the Fund’s overweighting in the growth-oriented sectors of the market, which trailed the defensive, value-oriented sectors.

What is your outlook for the international markets?

A steady deceleration in economic growth and earnings trends toward sustainable long run levels still seems the likeliest scenario for global stocks. There is no clear basis for anticipating the slowdown to intensify or become unstable in the near term.

Cyclical factors to monitor in the months ahead for signs of stability or reacceleration would include: 1) trends in key technology segments (semiconductors and flat panel displays)’ 2) trends in bank lending, particularly in Asia; 3) trends in consumption growth in China, Korea and Taiwan; and 4) trends in industrial production and orders growth in Europe and Japan.

32 Annual Report	December 31, 2004

International Equity Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

Since Inception(a)(b)
International Equity Fund Class A	6.97%
International Equity Fund Class B	8.00
International Equity Fund Class C	12.00
MSCI All Country World Free Ex-US	22.61
(a)	For the period from May 24, 2004 to December 31, 2004.
(b)	Total return is not annualized for periods that are less than a full year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2004	William Blair Funds 33

International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.6%
Austria—2.1%
Erste Bank Der Oester (Banking)	3,800	$202

France—7.0%
Dassault Systemes S.A. (Software)	1,900	96
Essilor International (Health care supplies)	1,300	102
Hermes International SCA (Apparel and luxury goods)	240	48
*JC Decaux (Media)	2,000	58
LVMH Moet-Hennessy Louis Vuitton (Luxury goods)	600	46
Sanofi-Aventis (Pharmaceuticals)	4,150	331

		681

Germany—9.8%
Celesio AG (Pharmaceuticals)	2,400	195
Continental AG (Diversified manufacturing)	2,375	150
E.ON AG (Energy)	2,620	237
Puma AG (Consumer non-durables)	225	62
SAP AG (Software)	1,725	305

		949

Greece—2.6%
Coca-Cola Hellenic Bottling S.A. (Beverages)	2,450	59
EFG Eurobank (Banking)	2,800	96
National Bank of Greece (Banking)	3,000	99

		254

Ireland—0.9%
Anglo Irish Bank plc (Finance)	3,900	94

Italy—1.5%
Banco Popolare di Verona E N (Banking)	7,200	146

Norway—2.0%
Statoil ASA (Oil and gas)	12,200	192

Spain—0.9%
Grupo Ferrovial S.A. (Industrial services)	1,600	85

Sweden—2.2%
*Ericsson LM-B Shares (Communications equipment)	67,500	212

Switzerland—2.6%
Serono S.A., Class “B” (Biotechnology)	130	85
UBS AG (Banking)	1,960	164

		249

United Kingdom—16.4%
BG Group plc (Industrial services)	39,900	271
Capita Group plc (Commercial services)	16,600	116
Carnival plc (Hotels, restaurants and leisure activities)	4,000	244
MAN Group plc (Finance)	1,700	48
Next plc (Multiline retail)	2,900	91
Reckitt Benckiser plc (Household products)	7,900	238
Smith & Nephew plc (Health care equipment and supplies)	1,700	17
Standard Chartered plc (Banking)	14,200	263
Tesco plc (Food retailer)	49,400	304

		1,592

Issuer	Shares	Value

Japan—19.5%
Askul Corporation (Retail trade)	600	$37
Canon, Inc. (Office electronics)	5,400	292
Denso Corporation (Auto parts manufacturing)	8,200	220
Fast Retailing (Specialty retail)	1,300	99
Hino Motors Ltd. (Trucks, construction and farm machinery)	14,600	109
Hoya Corporation (Electronic technology)	1,200	135
Keyence Corporation (Electronic technology)	400	89
Nidec Corporation (Electronic technology)	800	98
Orix Corporation (Consumer finance)	1,100	150
Sharp Corporation (Electronics)	13,100	214
*Shinsei Bank, Ltd. (Banking)	14,500	99
SMC Corporation (Trucks, construction and farm machinery)	800	91
Sumitomo Trust & Banking Co. (Finance)	20,600	149
Toto Ltd. (Building products)	4,300	41
Yamada Denki Company (Retail trade)	1,500	64

		1,887

Bermuda—2.0%
*Accenture (Information technology)	7,200	194

Canada—6.2%
*Alimentation Couche-Tard—Class “B” (Food retail)	1,300	39
Canadian National Railway Co. (Railroads)	1,500	91
Manulife Financial Corporation (Life and health insurance)	2,200	102
*Precision Drilling Corporation (Drilling)	1,100	69
*Research in Motion Ltd. (Wireless telecommunication)	1,400	115
*Shoppers Drug Mart Corporation (Retail trade)	1,800	56
Suncor Energy, Inc. (Energy minerals)	3,600	127

		599

Asia—7.6%
Australia—4.2%
Macquarie Bank, Ltd. (Financial services)	4,900	178
Toll Holdings, Ltd. (Trucking)	7,800	78
Wesfarmers Ltd. (Diversified Industrials)	4,800	150

		406

Hong Kong—3.4%
Cnooc Ltd. (Oil and gas)	241,300	129
Esprit Holdings Ltd. (Apparel, footwear and retail)	16,500	100
Techtronic Industries Co. (Consumer durables)	45,300	99

		328

Emerging Asia—5.0%
India—1.8%
HDFC Bank (Banking)	4,100	49
Infosys Technologies Ltd. (Consulting and software services)	2,500	121

		170

South Korea—3.2%
Hyundai Motor Co., Ltd. (Automobiles)	2,600	139
Samsung Electronics Co. (Semiconductors)	400	174

		313

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2004

International Equity Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Emerging Latin America—2.0%
Mexico—2.0%
America Movil S.A. (Communications)	39,800	$104
Walmart de Mexico (Retail trade)	26,200	90

		194

Emerging Europe, Mid-East, Africa—1.6%
Russia—0.5%
*Mobile TeleSystems ADR (Wireless Telecommunication)	330	46

South Africa—1.1%
Standard Bank Group Ltd. (Banking)	9,117	106

Total Common Stock—91.9% (cost $8,513)		8,899

Preferred Stocks
Brazil—1.2%
Banco Itau SA (Banking)	800	120

Total Preferred Stocks—1.2% (cost $80)		120

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

All securities excluding those traded on exchanges in this hemisphere, are fair valued pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2004, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.7%
Japanese Yen	20.9%
British Pound Sterling	17.7%
Canadian Dollar	6.6%
Australian Dollar	4.5%
Hong Kong Dollar	3.6%
South Korean Won	3.5%
Swiss Franc	2.8%
United States Dollar	2.7%
Swedish Krona	2.4%
Mexico Nuevo Peso	2.2%
Norwegian Krone	2.1%
Indian Rupee	1.9%
Brazilian Real	1.3%
South African Rand	1.1%

100.0%

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	219,072	$219

Total Investment in Affiliate—2.3% (cost $219)		219

Short-Term Investments
American Express Demand Note, VRN 2.24% due 01/3/05	$207,000	207

Total Short-term Investments—2.1% (cost $207)		207

Total Investments—97.5% (cost $9,019)		9,445
Cash and other assets, less liabilities—2.5%		244

Net assets—100.0%		$9,689

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 35

[PHOTO]

MITCHEL

David S. Mitchell

Capucine “Cappy” Price

VALUE DISCOVERY FUND

The Value Discovery Fund invests in small companies that we believe offer a long-term investment value.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 5.46% gain on a total return basis (Class A shares reflecting the impact of the maximum sales load) during the 12 months ended December 31, 2004. By comparison, the Fund’s primary benchmark, the Russell 2000® Index, rose 18.33%, while the Russell 2000® Value Index, increased 22.25%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Even though our strategy produced mid double digit returns for the year, 2004 was the most difficult year we have had relative to the Russell 2000 Value Index. From analysis of our results, we conclude that three factors contributed to our underperformance. First, non-energy commodity driven stocks provided a significant boost to the benchmark’s performance. We believe that non-energy commodity companies tend be poor long term investments and are generally trading vehicles at best. As a result, we tend to avoid this area given our long term, low turnover approach. Consequently, we did not participate in this segment of market performance.

Secondly, while our sell discipline continues to provide long term value it can occasionally dampen near term results. This is especially true in instances where markets are strong for an extended period with solid underlying fundamentals but stretched valuations. After two very strong performance years for small cap value stocks, it would be unusual if certain holdings did not see extended valuations. Sticking to our discipline, we eliminated several names for this reason. Short term performance would have been significantly better had we ignored valuation and continued to hold these securities. However, we are unwilling to alter our approach, incur potential style drift, and jeopardize our mandate to garner short term gains at the detriment of long term performance.

Lastly, we made some stock picks that turned out to be mistakes.

What were among the best performing sectors and investments for the Fund?

Producer Durables was the best performing sector for the Fund during 2004, boosted in large measure by the strong showings of two stocks, General Cable, a manufacturer and marketer of copper, aluminum and fiber optic wire and cable, and by Spatialight, a designer, manufacturer and marketer of liquid crystal displays for computers, video and other applications. The Fund’s investments in General Cable and Spatialight were up 83.2% and 73.5%, respectively.

Autos and Transportation was another strong performing sector for the Fund. Leading this sector for the Fund was Borg-Warner, a supplier of engine systems and components primarily for automotive powertrain applications. Borg-Warner finished the year posting a 28.7% increase.

36 Annual Report	December 31, 2004

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

Consumer Discretionary and Materials and Processing were weak sectors for the Fund, with two investments standing out as poor stock picks during 2004; Interstate Bakeries (IBC) and Integrated Electrical Services (IES). To recap, IBC (the long standing manufacturer of Twinkies, Wonder Bread, and many other strong national brand names) filed for protection under Chapter 11 in an effort to combat an unfavorable union contact. Holding a position in a Chapter 11 scenario is outside our discipline and we sold the stock. Subsequent to the Chapter 11 filing, the stock has gone up confirming our belief that the company had the financial strength to weather its difficulties without seeking Chapter 11 protection.

IES encountered difficulty when their auditors would not sign off on their third quarter report pending a re-audit of IES’s systems. The auditors were unwilling/unable to perform the re-audit in a timely fashion resulting in a delay in IES’s filing. The market reacted quickly and harshly to the situation and we ultimately sold the stock.

What is your current strategy? How is the Fund positioned?

Following the robust performance experienced in the small cap arena in 2004, many market indicators point towards overvaluation of small cap stocks. Consequently, we believe our strategy of investing in well managed undervalued companies gives us a significant advantage in the coming year.

In conclusion, while we understand the performance difficulties we experienced in 2004, we are none-the-less disappointed that we fell short of expectations. That being said, we remain true to our philosophy and investment discipline. We appreciate your confidence in us and thank you for investing in the Fund.

December 31, 2004	William Blair Funds 37

Value Discovery Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class A	5.46%	9.49%	12.91%	14.37	%(a)
Value Discovery Fund Class B	6.04	10.02	13.11	14.57	(a)
Value Discovery Fund Class C	10.08	10.84	13.37	14.63	(b)
Russell 2000® Index	18.33	11.48	6.61	9.65	(a)
				9.63	(b)
Russell 2000® Value Index	22.25	16.50	17.23	17.26	(a)
				17.18	(b)
(a)	For the period from November 2, 1999 (Commencement of the Class) to December 31, 2004.
(b)	For the period from November 3, 1999 (Commencement of the Class) to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

38 Annual Report	December 31, 2004

Value Discovery Fund

Portfolio of Investments, December 31, 2004 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financial Services—25.7%
Agree Realty Corporation	100,560	$3,187
American Financial Realty Trust	281,500	4,555
AmerUs Group, Class “A”	122,135	5,533
Astoria Financial Corporation	94,070	3,760
Brandywine Realty Trust	41,485	1,219
City Bank (Lynnwood, WA)	5,163	187
Donegal Group, Inc., Class “A”	130,595	2,995
Equity Inns, Inc.	84,000	986
First Financial Holdings, Inc.	75,765	2,481
Flagstar Bancorp, Inc.	194,490	4,395
*Franklin Bank Corporation	214,640	3,917
*Jones Lang LaSalle, Inc	121,970	4,563
*KMG America Coporation	385,550	4,241
*Meadowbrook Insurance Group, Inc.	515,290	2,571
National Financial Partners Corporation	112,880	4,380
Ryder System, Inc.	76,750	3,666
*U.S.I. Holdings Corporation	157,686	1,824
*United Rentals, Inc.	263,700	4,984
Winston Hotels, Inc.	313,660	3,704

		63,148

Consumer Discretionary—25.2%
*BJ’s Wholesale Club, Inc.	191,335	5,574
Cadmus Communications Corporation	174,916	2,239
Christopher & Banks Corporation	220,050	4,060
*Elizabeth Arden, Inc.	346,000	8,214
Ethan Allen Interiors Inc.	90,580	3,625
Hancock Fabrics, Inc.	225,085	2,334
*Heidrick & Struggles International	78,035	2,674
*K2, Inc.	357,290	5,674
Michaels Stores, Inc.	89,725	2,689
Nautilus Group, Inc.	305,570	7,386
*Navigant Consulting, Inc.	153,545	4,084
*Restoration Hardware, Inc.	677,334	3,888
*Sharper Image Corporation	149,250	2,813
*Tech Data Corporation	147,820	6,711

		61,965

Producer Durables—9.8%
*Agco Corporation	174,740	3,825
*Artesyn Technologies, Inc.	403,235	4,557
*Belden, Inc.	233,930	5,427
General Cable Corporation	579,070	8,020
*Spatialight, Inc.	258,915	2,317

		24,146

Technology—9.8%
*Borland Software Corporation	578,985	6,763
*Carrier Access Corporation	366,625	3,915
*Checkpoint Systems, Inc.	130,848	2,362
*Overland Storage, Inc.	246,295	4,111
*SPSS, Inc.	155,615	2,434
*Sykes Enterprises, Inc.	57,800	402
*Tier Technologies, Inc., Class “B”	434,227	4,016

		24,003

*Non-income producing

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.51% of the Fund’s net assets at December 31, 2004.

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Materials and Processing—6.5%
Jacuzzi Brands, Inc.	430,738	$3,747
Polyone Corporation	463,749	4,202
Spartech Corporation	150,320	4,072
Watsco, Inc.	112,805	3,973

		15,994

Other Energy—6.1%
Consol Energy, Inc.	166,596	6,839
*Forest Oil Corporation	194,255	6,162
*Newpark Resources, Inc.	414,940	2,137

		15,138

Health Care—4.8%
*Albany Molecular Research	182,210	2,030
Alpharma, Inc., Class “A”	135,500	2,297
*Discovery Partners International, Inc.	468,149	2,224
*Encore Medical Corporation	776,340	5,271

		11,822

Consumer Staples—3.3%
*Del Monte Foods Company	455,355	5,018
*Hain Celestial Group, Inc.	145,178	3,001

		8,019

Autos and Transportation—3.7%
BorgWarner, Inc.	116,780	6,326
*SCS Transportation, Inc.	123,340	2,882

		9,208

Utilities—2.5%
Atmos Energy Corporation	227,135	6,212

Total Common Stock—97.4% (cost $177,384)		239,655

Convertible Bonds
Midwest Express Holdings, 6.750%, due 10/01/08**	$2,157,000	1,255

Total Convertible Bonds—0.5% (cost $2,157)		1,255

Investment in Affiliate
William Blair Ready Reserves Fund	6,901,159	6,901

Total Investment in Affiliate—2.8% (cost $6,901)		6,901

Total Investments—100.7% (cost $186,442)		247,811
Liabilities, plus cash and other assets—(0.7)%		(1,635)

Net assets—100.0%		$246,176

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 39

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 0.54% gain on a total return basis (Class A shares reflecting the impact of the maximum sales load) for the 12 months ended December 31, 2004. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 3.04%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 1.60%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

It was an excellent year for investors in virtually every single non-U.S. Treasury asset class, such as corporate bonds, mortgage- and asset-backed securities. Every one of these sectors posted positive excess returns for the year, when compared to U.S. Treasury securities.

The Fund maintained an overweight position in corporate, mortgage and asset-backed securities throughout the year, and this strategy of emphasizing non-Treasury securities was a successful one for the Fund.

Over the course of the year there was also a very significant flattening of the yield curve. For example, 2-year Treasury note yields rose from 1.82% on December 31, 2003 to 3.07% on December 31, 2004. Meanwhile, the yield on 10-year Treasury notes decreased slightly during the same period, from 4.25% to 4.22%. The rise in short-term rates over the course of the year mirrored the signs of improved business confidence in the economy and its prospects, including stronger employment growth.

At the same time, the Federal Reserve raised short-term interest rates five times during 2004—each time by a quarter of a percentage point, in an effort to restore rates to more normalized historical levels.

The Fund benefited from maintaining a more defensive posture than that of the Fund’s benchmark. However, the fact that the Fund took on less duration risk (duration is a measure of the price sensitivity of a bond) accounts for the Fund’s slight underperformance versus the benchmark. Said another way, the Fund’s defensive posture helped mitigate losses from rising short-term interest rates, but the Fund also did not participate to the extent the benchmark did from any price gains in longer-term securities. Bonds with longer durations outperformed short-term term bonds.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Our investment strategy throughout the year focused on exploiting the yield advantage of corporate, mortgage and asset-backed securities versus U.S. Treasury securities. These securities have generated higher yields and exhibited relatively stable returns for the Fund.

Corporate bond spreads were underpinned by a lack of supply and a dearth of new issuance. In addition, as corporations have benefited from productivity gains, credit quality has

40 Annual Report	December 31, 2004

improved. As a result of the improved credit quality, there have been fewer downgrades of corporate issues and an increased number of upgrades, when compared to the environment several years ago.

In contrast to 2003, the market evolved from a period where corporate bonds were too cheap—reflecting a lack of demand in the aftermath of a period of corporate scandals—to a period during the first quarter of this year marked by fair value and renewed investor confidence, and finally to an environment in the second half of this year in which there has been less discrimination in terms of bond valuations.

What were among the weakest performing sectors for the Fund?

There really was not any sector that stood out in terms of weaker-than expected performance during the year. As mentioned in our previous report, one asset-backed security was unexpectedly downgraded by a rating agency during the first quarter, which acted as a slight drag on portfolio performance during the first half of the year. That security was subsequently sold out of the Fund’s portfolio of investments.

What is your current strategy? How is the Fund positioned?

With further interest rate hikes expected by the Federal Reserve, we believe that the yield curve will continue to flatten. We have the Fund positioned defensively, attempting to minimize exposure to interest rates. Although our forecast is for rates to increase, good (low) inflation fundamentals and solid foreign demand for U.S. debt securities should keep our domestic rates from rising dramatically.

We believe the U.S. economy will grow in the 3-5% range in 2005. Credit fundamentals are positive. However, a dearth of fixed rate investment grade industrial supply has kept risk premiums (spreads) on corporate bonds very narrow. We are concerned about shareholder-enhancing activity, initiated by management, which may degrade corporate credit fundamentals. Share buy-backs, increased leverage and merger and acquisition activity to date has been modestly negative. More egregious actions would make us reduce holdings in the sector. By and large, fundamental and technical considerations look good for the mortgage- and asset-backed securities markets where we invest. Our concerns with the mortgage-backed and asset-backed securities markets center around valuation. Our strategy of favoring non-Treasury sectors of the bond market will continue, but we will be looking to make adjustments if warranted.

Corporate bonds have had a great run the last two years, particularly BBB-rated securities. Given our concerns regarding valuations and potential threats to fundamentals, we currently have a bias toward upgrading portfolio credit quality and being judicious in our use of BBB-rated names. In structure, our view on interest rates will likely lead us to continue to emphasize coupon and income-producing securities which produce generous cash flow. These securities should provide “extension” protection, and allow us to reinvest at higher yields if rates move higher during the next stages of the Fed’s tightening cycle.

We continue to favor being defensive and emphasizing non-Treasury sectors. Our enthusiasm for maintaining this strategy will be driven by future changes in valuations and fundamentals.

December 31, 2004	William Blair Funds 41

Income Fund

Performance Highlights

Average Annual Total Return at 12/31/2004 reflecting the maximum sales load

	1 Year	3 Year	5 Year	Since Inception(a)
Income Fund Class A	0.54%	3.95%	5.83%	5.74	(a)%
Income Fund Class B	(0.09)	3.94	5.46	5.18	(b)
Income Fund Class C	0.80	3.89	5.40	5.10	(c)
Lehman Intermediate Government Credit Bond Index	3.04	5.68	7.21	7.04	(a)
				6.93	(b)
				6.91	(c)
(a)	For the period from October 25, 1999 to December 31, 2004.
(b)	For the period from November 2, 1999 to December 31, 2004.
(c)	For the period from November 3, 1999 to December 31, 2004.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2004. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

42 Annual Report	December 31, 2004

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—45.2%
U.S. Treasury—4.6%
U.S. Treasury Note, 6.000%, due 8/15/09	$ 2,025	$2,233
U.S. Treasury Note, 6.500%, due 2/15/10	8,075	9,142
U.S. Treasury Note, 4.750%, due 5/15/14	2,000	2,084

Total U.S. Treasury Obligations	12,100	13,459

Government National Mortgage Association (GNMA)—2.8%
#589335, 6.500%, due 10/15/22	2,929	3,105
#616250, 6.000%, due 2/15/04	2,788	2,908
#2002-48, Tranche 0B, 6.000%, due 5/16/30	2,250	2,305

Total Government National Mortgage Association	7,967	8,318

Small Business Administration—0.01%
Receipt for Multiple Originator Fees, #3, 0.755%, due 11/01/08 (Interest Only) WAC	—	48

Federal Home Loan Mortgage Corp. (FHLMC)—15.5%
FDIC REMIC Trust, 96-C1, 7.250%, due 5/25/26	952	952
#G10067, 7.000%, due 1/1/08	819	853
#G10147, 8.500%, due 2/1/08	241	251
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	2,200	2,273
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	1,216	1,267
# E80050, 6.000%, due 10/1/09	1,160	1,211
#G90028, 7.000%, due 5/15/09	768	810
#G90019, 7.500%, due 12/17/09	884	935
7.000%, due 3/15/10	5,575	6,367
#E65418, 7.000%, due 8/1/10	727	757
#G10457, 7.000%, due 2/1/11	835	885
#E00436, 7.000%, due 6/1/11	789	836
#G10708, 6.500%, due 8/1/12	483	512
#E91999, 5.000%, due 10/1/12	1,421	1,448
#G11218, 7.000%, due 10/1/12	261	276
#E96147, 5.000%, due 5/1/13	2,213	2,251
#E95846, 4.500%, due 5/1/13	1,712	1,723
#G10839, 5.500%, due 10/1/13	2,005	2,077
#E72924, 7.000%, due 10/1/13	1,923	2,038
#E00639, 5.000%, due 3/1/14	2,504	2,563
#E81908, 8.500%, due 12/1/15	327	349
#G90022, 8.000%, due 9/17/16	1,392	1,480
#G11486, 7.500%, due 4/1/17	1,952	2,071
#E90398, 7.000%, due 5/1/17	2,371	2,514
#M30028, 5.500%, due 5/1/17	695	726
#G11549, 7.000%, due 7/1/17	1,600	1,696
#G90027, 6.000%, due 11/15/17	2,386	2,513
#C67537, 9.500%, due 8/1/21	405	452
#G30243, 6.000%, due 12/1/21	2,997	3,136
#G21, Tranche J, 6.250%, due 8/25/22	367	368

Total FHLMC Mortgage Obligations	43,180	45,590

Issuer	NRSRO Rating		Principal Amount	Value
Federal National Mortgage Association (FNMA)—22.3%
#545560, 8.000%, due 5/1/07			$ 947	$992
6.6250%, due 10/15/07			935	1,013
#93-196, Tranche SA, 18.589%, due 10/25/08, VRN			916	1,060
#1993-221, Tranche SG, 9.980%, due 12/25/08, VRN			493	521
#765396, 5.500%, due 1/1/09			584	604
#731691, 7.000%, due 9/1/09			1,381	1,449
#695512, 8.000%, due 9/1/10			944	1,004
#725479, 8.5%, due 10/1/10			1,727	1,848
#255056, 5.000%, due 11/1/10			2,854	2,906
6.250%, due 2/1/11			6,625	7,263
#313816, 6.000%, due 4/1/11			967	1,016
#577393, 10.000%, due 6/1/11			478	524
#577395, 10.000%, due 8/1/11			1,359	1,497
#254705, 5.500%, due 3/1/13			2,715	2,833
#254788, 6.500%, due 4/1/13			958	1,022
#725315, 8.000%, due 5/1/13			1,518	1,614
#190539, 6.000%, due 1/1/14			692	723
#806463, 7.000%, due 3/1/14			1,873	1,986
#593561, 9.500%, due 8/1/14			647	724
#567027, 7.000%, due 9/1/14			2,615	2,773
#567026, 6.500%, due 10/1/14			2,843	3,017
#458124, 7.000%, due 12/15/14			925	982
#598453, 7.000%, due 6/1/15			999	1,055
#555747, 8.000%, due 5/1/16			1,013	1,078
#643217 , 6.500%, due 6/1/17			650	690
# 682075, 5.500%, due 11/1/17			1,439	1,488
#662925, 6.000%, due 12/1/17			2,722	2,864
#740847, 6.000%, due 10/1/18			1,951	2,045
#458147, 10.000%, due 8/15/20			1,587	1,800
#735104, 7.000%, due 5/1/22			4,479	4,771
#725927, 7.000%, due 8/1/22			3,616	3,851
#735137, 6.500%, due 11/1/22			2,400	2,534
#1993-19, Tranche SH, 11.233%, due 4/25/23, VRN			11	16
#254797, 5.000%, due 6/1/23			1,581	1,589
#806458, 8.00%, due 6/1/28			2,623	2,855
#654674, 6.500%, due 9/1/32			613	644
#733897, 6.500%, due 12/1/32			748	789

Total FNMA Mortgage Obligations			61,428	65,440

Collateralized Mortgage Obligations—22.9%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08*	A	+	2,500	2,501
GRP 2004-1, 3.96%, due 3/25/09	A		329	329
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA		1,988	1,962
Cityscape Home Equity Loan Trust, 1997-4, Tranche M2, 8.210%, due 10/25/18	A		1,294	1,291
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA		1,900	1,969
Countrywide, 2001-HLV1, Tranche B1 9.385%, due 5/10/22	BBB		3,153	3,163
First Plus, 1997-4, Tranche M2, 7.330%, due 9/11/23	A		917	917
First Plus, 1997-4, Tranche A8, 7.310%, due 9/11/23	AAA		714	714

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 43

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
First Plus, 1998-2, Tranche M2, 7.510%, due 5/10/24	A2		$ 538	$ 537
First Plus, 1998-3, Tranche M2, 7.420%, due 5/10/24	A2		181	181
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche B, 9.000%, due 6/25/26	A		399	405
GMAC Mortgage Corporation Loan Trust, 2000-CL1, Tranche M, 8.720%, due 6/25/26	AAA		980	986
CIT Group Home Equity Loan Trust, 98-1 M2, 6.720%, due 9/15/27	A2		1,315	1,331
Green Tree Home Improvement Loan Trust, 1998-E, Tranche HEM2, 7.270%, due 6/15/28	A	+	4,525	4,636
Delta Funding Home Equity Loan Trust, 2000-2, Tranche A6F, 7.970%, due 8/15/30	AAA		628	631
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A		2,700	2,830
INHEL 2001-B, Tranche MF1 6.829%, due 2/25/31	AA	+	3,075	3,126
Countrywide, 2000-2, Tranche MF2, 9.000%, due 6/25/31	A		2,000	2,041
Residential Asset Securities Corporation, 2001-KS, Tranche MI2 7.370%, due 6/25/31	A		2,211	2,283
Countrywide, 2001-1, Tranche MF1, 7.215%, due 7/25/31	AA	+	1,328	1,336
Countrywide, 2001-1, Tranche MF2, 7.511%, due 7/25/31	AA-		590	595
IMSA, 2001-5, Tranche M1 7.250%, due 8/25/31	Aaa		2,222	2,309
Credit Suisse First Boston, 2002-22, Tranche 2M2 6.500%, due 6/25/32	A		3,041	3,122
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A		1,600	1,597
Credit Suisse First Boston, 2001—HE30, Tranche MF2 7.760%, due 7/25/32	A	+	3,985	4,075
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.075%, due 9/25/32, VRN	BBB		1,974	1,980
GRP Real Estate Asset Trust, 2003-1, Tranche A,* 5.970%, due 11/25/32	A		323	323
LSSCO, 2004-2, Tranche M1, 5.208%, due 2/28/33, VRN*	AA		2,622	2,643
LSSCO, 2004-2, Tranche M2, 5.208%, due 2/28/33, VRN*	A		2,010	2,021
ABFS, 2002-2, Tranche A-7, 5.215%, due 6/15/33, VRN	AAA		556	566
ABFS, 2002-3, Tranche MI, 5.402%, due 9/15/33, VRN	AA		1,500	1,520
ACE, 2004-SD1, Tranche M3 5.168%, due 11/25/33, VRN	BBB		2,099	1,992
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1 5.597%, due 12/25/2033	AA		2,400	2,470

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
GRP Real Estate Asset Trust, 2004-2 Tranche A, 4.210%, due 7/25/34	A		$ 4,752	$ 4,758
FHASI, 2004-AR4, Tranche 3A1 4.650%, due 8/25/34	AAA		1,957	1,960
Security National Mortgage Loan Trust, 2004-2, Tranche M2, 6.352%, due 11/25/34*	A		2,200	2,181
Total Collateralized Mortgage Obligations			66,506	67,281

Corporate Obligations—29.0%
Block Financial Corporation, 8.500%, due 4/15/07	BBB	+	2,699	2,971
Mellon Bank NA, 7.375%, due 5/15/07	A	+	2,025	2,189
Ford Motor Credit, 7.200%, due 6/15/07	BBB		1,336	1,425
Applied Materials, Inc., 6.750%, due 10/15/07	A-		2,800	3,014
Amgen Inc., 6.500%, due 12/01/07	A	+	1,000	1,081
DaimlerChrysler, NA Holdings, 4.750%, due 1/15/08	A3		2,575	2,630
Wells Fargo Company, 3.500%, due 4/4/08	AA		2,375	2,360
Goldman Sachs Group, Inc. 3.875%, due 1/15/09	A	+	2,325	2,320
CIT Group Inc., 3.375%, due 4/1/09	A		2,475	2,404
Philips Petroleum, 8.750%, due 5/25/10	A-		3,525	4,302
Household Finance Corporation, 8.000%, due 7/15/10	A		2,325	2,736
Boeing Capital Corporation, 7.375%, due 9/27/10	A		2,449	2,824
Sprint Capital Corp., 7.625%, due 1/30/11	BBB		2,600	3,019
Countrywide Financial Corp., 4.000%, due 3/22/11	A		2,625	2,552
AOL Time Warner, 6.750%, due 4/15/11	BBB	+	1,900	2,137
Morgan Stanley, 6.750%, due 4/15/11	A	+	3,275	3,673
General Motors Acceptance Corporation, 6.875%, due 9/15/11	BBB		3,050	3,126
Ford Motor Credit Co., Inc. 7.250%, due 10/25/11	BBB	+	1,525	1,635
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A		2,650	2,963
National Rural Utility Cooperative, 7.250%, due 3/1/12	A		2,900	3,347
Weyerhaeuser Company, 6.750%, due 3/15/12	BBB		2,500	2,817
GE Capital Corporation, 6.000%, due 6/15/12	AAA		2,525	2,752
Citigroup, Inc. 5.625%, 8/27/12	A	+	2,550	2,716
SLM Corporation, 5.125%, due 8/27/12	A		2,025	2,082
Verizon Global Funding Corporation, 7.375%, due 9/1/12	A	+	2,600	3,060
Cox Communications Inc., 7.125%, due 10/1/12	BBB-		1,360	1,524

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2004

Income Fund

Portfolio of Investments, December 31, 2004 (all amounts in thousands)

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
IBM Corporation, 4.750%, due 11/29/12	A	+	$ 3,250	$ 3,318
Ohio Power Company, 5.500%, due 2/15/13	A3		1,900	1,987
Comcast Cable Communications, Inc 8.375%, due 3/15/13	BBB		2,000	2,466
TXU Energy Company, 7.00%, due 3/15/13	BBB		2,650	2,960
Bank of America Corporation, 5.375%, due 6/15/14	A	+	2,250	2,348
May Department Stores, 5.750%, due 7/15/14	BBB		2,000	2,055
SBC Communications, Inc., 5.100%, due 9/15/14	A	+	2,000	2,019
Petro-Canada Financial Partnership, 5.000%, due 11/15/14	BBB		600	598

Total Corporate Obligations			78,644	85,410

Total Long Term Investments—97.1% (cost $283,197)			269,825	285,546

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (Unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

*Deemed illiquid pursuant to Illiquidity Procedures adopted by the Board of Trustees. These holdings represent 3.8% of the net assets at December 31, 2004.

Issuer	NRSRO Rating		Principal Amount	Value

Short-Term Investments—0.2%
American Express Corporation, VRN 2.240%, due 1/3/05	A	+	$252	$252
Prudential Funding LLC, VRN 2.243%, due 1/3/05	A	+	263	263

Total Short-Term Investments (cost $515)			515	515

Total Investments—97.3% (cost $283,712)			$270,340	286,061

Cash and other assets, less liabilities—2.7%				8,023

Net Assets—100%				$294,084

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 45

Statements of Assets and Liabilities

December 31, 2004 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Small- Mid Cap Growth Fund
Assets
Investments in securities, at cost	$208,478	$4,400	$5,212	$587,974	$22,507
Investments in Affiliated Fund, at cost	138	47	177	21,849	976

Investments in securities, at value	$275,686	$5,810	$6,321	$743,784	$24,881
Investments in Affiliated Fund, at value	138	47	177	21,849	976
Cash	60	—	2	421	1
Receivable for fund shares sold	151	—	20	4,612	190
Receivable for investment securities sold	—	—	—	5,729	—
Receivable from Advisor	—	2	13	—	—
Dividend and interest receivable	127	4	4	210	3

Total assets	276,162	5,863	6,537	776,605	26,051
Liabilities
Payable for investment securities purchased	—	—	105	4,270	—
Payable for fund shares redeemed	364	—	—	232	—
Management fee payable	189	4	5	667	53
Distribution and shareholder services fee payable	10	—	—	95	2
Other accrued expenses	93	12	10	132	22

Total liabilities	656	16	120	5,396	77

Net Assets	$275,506	$5,847	$6,417	$771,209	$25,974

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$26	$1	$1	$30	$2
Capital paid in excess of par value	225,096	6,322	10,756	594,459	23,668
Accumulated realized gain (loss)	(16,824)	(1,886)	(5,449)	20,910	(70)
Net unrealized appreciation (depreciation) of investments and foreign currencies	67,208	1,410	1,109	155,810	2,374

Net Assets	$275,506	$5,847	$6,417	$771,209	$25,974

Class A Shares
Net Assets	$2	$2	$1	$5	$2
Shares Outstanding	200	200	200	200	200
Maximum offering price reflecting 5.75% sales load	$11.35	$9.52	$6.60	$27.26	$11.96
Net Asset Value Per Share	$10.70	$8.97	$6.22	$25.69	$11.27
Class B Shares
Net Assets	$2	$2	$1	$5	$2
Shares Outstanding	200	200	200	200	200
Net Asset Value Per Share	$10.23	$8.63	$5.98	$24.62	$11.19
Class C Shares
Net Assets	$2	$2	$1	$5	$2
Shares Outstanding	200	200	200	200	200
Net Asset Value Per Share	$10.22	$8.63	$5.97	$24.63	$11.19

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2004

Statements of Operations

For the Year Ended December 31, 2004 (all dollar amounts in thousands)

	Growth Fund	Tax-Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Small-Mid Cap Growth Fund
Investment income
Dividends	$1,583	$37	$46	$903	$31
Less foreign tax withheld	(63)	(1)	(1)	—	—
Income from Affiliated Fund	23	1	1	165	8
Interest	—	—	—	304	—

Total income	1,543	37	46	1,372	39
Expenses
Investment advisory fees	2,017	47	48	6,663	134
Distribution fees	112	—	—	952	11
Custodian fees	64	15	16	142	31
Transfer agent fees	208	8	9	348	25
Professional fees	34	16	15	48	27
Registration fees	34	29	29	94	30
Other expenses	145	6	8	228	14

Total expenses before waiver	2,614	121	125	8,475	272
Plus expenses recovered by the Advisor	—	—	—	164
Less expenses waived or absorbed by the Advisor	—	(43)	(56)	—	(81)

Net expenses	2,614	78	69	8,639	191

Net investment income (loss)	(1,071)	(41)	(23)	(7,267)	(152)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	14,917	460	196	80,817	5

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	5,610	(38)	149	78,333	2,395

Net increase (decrease) in net assets resulting from operations	$19,456	$381	$322	$151,883	$2,248

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 47

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Small-Mid Cap Growth Fund
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003 (a)
Operations
Net investment income (loss)	$(1,071)	$(1,214)	$(41)	$(40)	$(23)	$(26)	$(7,267)	$(2,137)	$(152)	$—
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	14,917	758	460	(483)	196	(553)	80,817	20,759	5	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	5,610	58,056	(38)	1,777	149	1,644	78,333	75,261	2,395	(21)

Net increase (decrease) in net assets resulting from operations	19,456	57,600	381	1,254	322	1,065	151,883	93,883	2,248	(21)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—	(54,782)	(7,443)	—	—

	—	—	—	—	—	—	(54,782)	(7,443)	—	—
Capital stock transactions
Net proceeds from sale of shares	35,194	29,113	246	1,159	1,655	1,147	260,030	400,136	21,231	3,694
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	—	—	—	53,276	7,200	—	—
Less cost of shares redeemed	(60,798)	(60,684)	(1,651)	(845)	(1,079)	(2,162)	(158,022)	(53,533)	(1,178)	—

Net increase (decrease) in net assets resulting from capital share transactions	(25,604)	(31,571)	(1,405)	314	576	(1,015)	155,284	353,803	20,053	3,694

Increase (decrease) in net assets	(6,148)	26,029	(1,024)	1,568	898	50	252,385	440,243	22,301	3,673
Net assets
Beginning of year	$281,654	$255,625	$6,871	$5,303	$5,519	$5,469	$518,824	$78,581	$3,673	$—

End of year	$275,506	$281,654	$5,847	$6,871	$6,417	$5,519	$771,209	$518,824	$25,974	$3,673

Undistributed net investment income (loss) at the end of the year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

See accompanying Notes to Financial Statements

48 Annual Report	December 31, 2004

Statements of Assets and Liabilities

December 31, 2004 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	Value Discovery Fund	Income Fund
Assets
Investments in securities, at cost	$2,172,079	$8,800	$179,541	$283,712
Investments in Affiliated Fund, at cost	39,866	219	6,901	—

Investments in securities, at value	$2,951,657	$9,226	$240,910	$286,061
Investments in Affiliated Fund, at value	39,866	219	6,901	—
Cash	135	104	—	11
Foreign currency, at value (cost $4,623 and $22, respectively)	4,752	22	—	—
Receivable for fund shares sold	6,083	119	4	5,655
Receivable for investment securities sold	3,151	84	437	102
Receivable from Advisor	—	38	—	—
Dividend and interest receivable	2,162	7	356	2,733

Total assets	3,007,806	9,819	248,608	294,562
Liabilities
Payable for investment securities purchased	1,731	98	1,712	—
Payable for fund shares redeemed	1,182	—	424	248
Management fee payable	2,477	14	230	129
Distribution and shareholder services fee payable	420	—	16	10
Dividend payable	—	—	—	—
Other accrued expenses	562	18	50	91

Total liabilities	6,372	130	2,432	478

Net Assets	$3,001,434	$9,689	$246,176	$294,084

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$136	$1	$10	$29
Capital paid in excess of par value	2,249,967	9,359	179,541	304,241
Accumulated net investment income (loss)	(17,106)	(79)	36	173
Accumulated realized gain (loss)	(11,340)	(17)	5,220	(12,708)
Net unrealized appreciation (depreciation) of investments and foreign currencies	779,777	425	61,369	2,349

Net Assets	$3,001,434	$9,689	$246,176	$294,084

Class A Shares
Net Assets	$5	$3	$4	$1
Shares Outstanding	200	200	200	200
Maximum offering price reflecting 5.75% sales load	$23.42	$12.04	$22.79	$6.19
Net Asset Value Per Share	$22.07	$11.35	$21.48	$6.07
Class B Shares
Net Assets	$4	$2	$4	$2
Shares Outstanding	200	200	200	200
Net Asset Value Per Share	$20.97	$11.30	$21.94	$10.03
Class C Shares
Net Assets	$4	$2	$4	$2
Shares Outstanding	200	200	200	200
Net Asset Value Per Share	$20.97	$11.30	$21.95	$10.17

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 49

Statements of Operations

For the Year Ended December 31, 2004 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund(a)	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$34,752	$30	$2,635	$—	$—
Less foreign tax withheld	(3,356)	(2)	—	—	—
Income from Affiliated Fund	304	4	58	—	—
Interest	490	11	460	13,357	16,264

Total income	32,190	43	3,153	13,357	16,264
Expenses
Investment advisory fees	24,383	45	2,788	1,351	2,711
Distribution fees	4,299	1	79	90	—
Shareholder services fees	—	—	—	—	3,925
Custodian fees	2,054	32	70	78	190
Transfer agent fees	2,050	13	121	141	114
Professional fees	135	14	21	30	61
Registration fees	183	10	31	41	22
Other expenses	834	1	4	77	274

Total expenses before waiver	33,938	116	3,114	1,808	7,297
Less expenses waived or absorbed by the Advisor	—	(62)	(45)	—	—

Net expenses	33,938	54	3,069	1,808	7,297

Net investment income (loss)	(1,748)	(11)	84	11,549	8,967
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities:
Net realized gain (loss) on investments	118,301	717	26,728	(1,841)	13
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(11,823)	(76)	—	—	—

Total net realized gain (loss)	106,478	641	26,728	(1,841)	13
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	341,262	425	240	(2,534)	—

Net increase (decrease) in net assets resulting from operations	$445,992	$1,055	$27,052	$7,174	$8,980

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2004

Statements of Changes in Net Assets

For the Years Ended December 31, 2004 and 2003 (all amounts in thousands)

	International Growth Fund		International Equity Fund	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2004	2003	2004(a)	2004	2003	2004	2003	2004	2003
Operations
Net investment income (loss)	$(1,748)	$1,037	$(11)	$84	$(310)	$11,549	$10,144	$8,967	$8,301
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	106,478	(14,894)	641	26,728	6,425	(1,841)	865	13	(33)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	341,262	459,102	425	240	60,586	(2,534)	(2,342)	—	—

Net increase (decrease) in net assets resulting from operations	445,992	445,245	1,055	27,052	66,701	7,174	8,667	8,980	8,268
Distributions to shareholders from
Net investment income	(2,616)	(2,775)	—	—	—	(14,033)	(13,802)	(8,967)	(8,301)
Net realized gain	—	—	—	(26,037)	—	—	—	—	—

	(2,616)	(2,775)	—	(26,037)	—	(14,033)	(13,802)	(8,967)	(8,301)
Capital stock transactions
Net proceeds from sale of shares	1,143,395	1,012,995	16,380	58,405	53,181	93,503	139,094	1,678,077	1,648,639
Shares issued in reinvestment of income dividends and capital gain distributions	2,161	2,457	—	25,638	—	10,085	10,207	8,904	8,334
Capital contribution by the Advisor	—	—	—	—	—	—	—	1,000	—
Less cost of shares redeemed	(487,197)	(337,011)	(7,746)	(75,993)	(73,573)	(67,707)	(75,240)	(1,748,986)	(1,827,009)

Net increase (decrease) in net assets resulting from capital stock transactions	658,359	678,441	8,634	8,050	(20,392)	35,881	74,061	(61,005)	(170,036)

Increase (decrease) in net assets	1,101,735	1,120,911	9,689	9,065	46,309	29,022	68,926	(60,992)	(170,069)
Net assets
Beginning of year	1,899,699	778,788	—	237,111	190,802	265,062	196,136	1,153,932	1,324,001

End of year	$3,001,434	$1,899,699	$9,689	$246,176	$237,111	$294,084	$265,062	$1,092,940	$1,153,932

Undistributed net investment income (loss) at the end of the period	$(17,106)	$(3,046)	$(79)	$36	$—	$173	$128	$81	$81

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

See accompanying Notes to Financial Statements.

December 31, 2004	William Blair Funds 51

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following twelve portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Fixed Income Portfolio
Value Discovery	Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund and the Institutional International Equity Fund issue a separate report. The Ready Reserves Fund which only offers Class N shares issues a separate report.

(b) Share Classes

Five different classes of shares currently exist. These share classes were offered for sale from November 2, 1999 until May 25, 2001. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. All of the remaining shareholders in these classes exchanged their shares to Class N shares of their respective portfolio as of May 25, 2001. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:

Class	Description
A	Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75% for equity, and international funds, 2.0% for fixed income portfolio) and is subject to ongoing shareholder service fees of 0.25% of average daily net assets of Class A, except the Income Portfolio which is 0.15%.
B	Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
C	Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares in the form of shareholder service fees of 0.25% and distribution fees under a Rule 12b-1 plan of 0.75% of average daily net assets of Class B and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

52 Annual Report	December 31, 2004

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of December 31, 2004, there were securities held in Small Cap Growth, Value Discovery and International Growth and International Equity Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on December 31, 2004. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the years ended December 31, 2004 and 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,532 and $2,691 (in thousands), respectively. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

December 31, 2004	William Blair Funds 53

For the year ended December 31, 2004, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$7
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	26
Small Mid-Cap Growth	2
International Growth	78
International Equity	—
Value Discovery	7
Income	2

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, mortgage paydown securities gains and losses associated with securities issued before June 8, 1997 and recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2004, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Growth	$1,071	—	$(1,071)
Tax-Managed Growth	41	—	(41)
Large Cap Growth	23	—	(23)
Small Cap Growth	7,267	(7,267)	—
Small-Mid Cap Growth	152	(75)	(77)
International Growth	(9,697)	9,697	—
International Equity	(67)	(658)	725
Value Discovery	(48)	84	(36)
Income	2,529	(369)	(2,160)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows (in thousands):

	Distributions Paid In 2004		Distributions Paid In 2003
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	15,332	39,450	1,139	6,304
Small-Mid Cap Growth	—	—	—	—
International Growth	2,616	—	2,775	—
International Equity	—	—	—	—
Value Discovery	—	—	—	—
Income	14,033	—	13,802	—

54 Annual Report	December 31, 2004

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Growth	$—	$16,820	$—	$67,205
Tax-Managed Growth	—	1,886	—	1,410
Large Cap Growth	—	5,421	—	1,082
Small Cap Growth	8,679	—	14,322	153,719
Small-Mid Cap Growth	—	—	—	2,304
International Growth	1,313	5,866	—	753,758
International Equity	—	72	—	402
Value Discovery	—	—	6,625	59,999
Income	173	12,623	—	2,262

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2004.

(g) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth and International Equity Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2004, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Growth	$208,619	$73,285	$6,080	$67,205
Tax-Managed Growth	4,447	1,497	87	1,410
Large Cap Growth	5,416	1,210	128	1,082
Small Cap Growth	611,914	164,942	11,223	153,719
Small-Mid Cap Growth	23,553	2,629	325	2,304
International Growth	2,237,964	764,887	11,129	753,758
International Equity	9,043	464	62	402
Value Discovery	187,812	63,504	3,505	59,999
Income	283,799	4,685	2,423	2,262

December 31, 2004	William Blair Funds 55

At December 31, 2004, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2005	2006	2007	2008	2009	2010	2011	2012	Total
Growth	$—	$—	$—	$—	$—	$14,788	$2,032	$—	$16,820
Tax-Managed Growth	—	—	—	—	381	1,037	468	—	1,886
Large Cap Growth	—	—	—	356	2,714	1,582	769	—	5,421
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	5,866	—	5,866
International Equity	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	—	1,249	3,292	—	1,692	1,582	4,808	12,623

The International Growth and International Equity Portfolios have elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $15,094 and $6, respectively (in thousands) in 2004, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2004 through December 31, 2004, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2005 for Federal income tax purposes (in thousands):

Portfolio	Amount
Growth	$—
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	—
Small-Mid Cap Growth	—
International Growth	—
International Equity	72
Value Discovery	—
Income	376

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.15%
Fixed Income Portfolio
Income*
First $250 million	0.25%
In excess of $250 million	0.20%

*Management fee also includes a charge of 5% of gross income.

56 Annual Report	December 31, 2004

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2005, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class A Shares		Class B & C Shares
	Through April 30, 2004	Effective May 1, 2004	Through April 30, 2004	Effective May 1, 2004
Tax-Managed Growth	1.55%	1.54%	2.30%	2.29%
Large Cap Growth	1.45%	1.34%	2.20%	2.09%
Small Cap Growth	1.63%	1.65%	2.38%	2.40%
Small-Mid Cap Growth	1.54%	1.54%	2.29%	2.29%
International Equity	N/A	1.50%	N/A	2.25%
Value Discovery	1.58%	1.50%	2.33%	2.25%

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. The Company’s right to be reimbursed under these agreements expired December 27, 2004. Under this provision, the Small Cap Growth Portfolio reimbursed the Advisor $164,000, and $186,000 for the years ended December 31, 2004 and 2003, respectively.

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth and the International Equity Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2004 is $81 (in thousands) for the Small-Mid Cap Growth Portfolio and $62 for the International Equity Portfolio.

For the year ended December 31, 2004, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$2,017	$—	$2,017	$—
Tax-Managed Growth	47	43	4	—
Large Cap Growth	48	48	—	8
Small Cap Growth	6,663	—	6,663	(164)
Small-Mid Cap Growth	134	81	53	—
International Growth	24,383	—	24,383	—
International Equity	45	45	—	17
Value Discovery	2,788	—	2,788	—
Income	1,351	—	1,351	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates for Distribution fees expressed as a percentage of average daily net assets for Class B and Class C is 0.75% for all Portfolios. The annual rate for shareholder services fees expressed as a percentage of average daily net assets for Class A, Class B and Class C is 0.25%, except the Income Portfolio, which is 0.15%.

December 31, 2004	William Blair Funds 57

Distribution and shareholder services fees incurred by Class A, Class B and Class C the Portfolios to the Company, for the year ended December 31, 2004, were as follows:

Portfolio	Distribution Fees	Shareholder Service Fee
Growth	$29	$13
Tax-Managed Growth	24	12
Large Cap Growth	16	9
Small Cap Growth	68	34
Small-Mid Cap Growth	30	13
International Growth	55	28
International Equity	18	8
Value Discovery	68	33
Income	30	9

(c) Trustees Fees

The Portfolios incurred fees of $200 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2004. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the year ended December 31, 2004 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2004 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$79,762	$85,440	$17	$23	$138	0.0%
Tax-Managed Growth	1,835	1,913	1	1	47	0.8
Large Cap Growth	3,140	3,198	1	1	177	2.8
Small Cap Growth	304,943	325,566	135	165	21,849	2.8
Small-Mid Cap Growth	18,524	17,628	5	8	976	3.8
International Growth	328,021	387,225	238	304	39,866	1.3
International Equity	7,805	7,586	2	4	219	2.3
Value Discovery	93,912	93,507	41	58	6,901	2.8

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2004 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$95,518	$120,463
Tax-Managed Growth	1,861	3,347
Large Cap Growth	2,968	2,289
Small Cap Growth	726,401	643,126
Small-Mid Cap Growth	26,152	7,120
International Growth	2,555,805	1,850,393
International Equity	17,766	3,339
Value Discovery	120,141	137,748
Income	148,018	118,825

58 Annual Report	December 31, 2004

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth and International Equity Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2004.

(5) Fund Share Transactions

There were no Fund share transactions to report for the Funds’ Class A, Class B, and Class C shares with the exception of International Equity Fund which commenced operations on May 24, 2004. International Equity Fund sold 200 shares of Class A, Class B, and Class C shares at a $10.00 NAV for a total of 600 shares and $6,000. The Class A, B and C shares of this Fund are closed to any additional investors. For all other Funds, Class A shares, Class B shares and Class C shares, each have one open account held by William Blair & Company, L.L.C. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they initially opened with 200 shares each on May 25, 2001.

December 31, 2004	William Blair Funds 59

Financial Highlights

Growth Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.97	$8.05	$10.87	$12.72	$20.09
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.79	1.98	(2.75)	(1.66)	(1.52)

Total from investment operations	0.73	1.92	(2.82)	(1.71)	(1.58)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.14	5.79

Total distributions	—	—	—	0.14	5.79

Net asset value, end of period	$10.70	$9.97	$8.05	$10.87	$12.72

Total return (%)	7.32	23.85	(25.94)	(13.46)	(7.47)
Ratios to average daily net assets (%):
Expenses	1.17	1.19	1.19	1.18	1.13
Net investment income (loss)	(0.60)	(0.67)	(0.73)	(0.57)	(0.29)

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.61	$7.82	$10.63	$12.56	$20.07
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.12)	(0.13)	(0.14)	(0.20)
Net realized and unrealized gain (loss) on investments	0.75	1.91	(2.68)	(1.65)	(1.52)

Total from investment operations	0.62	1.79	(2.81)	(1.79)	(1.72)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.14	5.79

Total distributions	—	—	—	0.14	5.79

Net asset value, end of period	$10.23	$9.61	$7.82	$10.63	$12.56

Total return (%)	6.45	22.89	(26.43)	(14.27)	(8.17)
Ratios to average daily net assets (%):
Expenses	1.92	1.94	1.94	1.93	1.88
Net investment income (loss)	(1.35)	(1.42)	(1.48)	(1.32)	(1.04)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%)	35	45	29	74	88

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

60 Annual Report	December 31, 2004

Financial Highlights

Growth Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.60	$7.82	$10.63	$12.54	$20.06
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.12)	(0.13)	(0.14)	(0.20)
Net realized and unrealized gain (loss) on investments	0.75	1.90	(2.68)	(1.63)	(1.53)

Total from investment operations	0.62	1.78	(2.81)	(1.77)	(1.73)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.14	5.79

Total distributions	—	—	—	0.14	5.79

Net asset value, end of period	$10.22	$9.60	$7.82	$10.63	$12.54

Total return (%)	6.46	22.76	(26.43)	(14.13)	(8.22)
Ratios to average daily net assets (%):
Expenses	1.92	1.94	1.94	1.93	1.88
Net investment income (loss)	(1.35)	(1.42)	(1.48)	(1.32)	(1.01)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$275,506	$281,654	$255,625	$386,096	$550,987
Portfolio turnover rate (%)	35	45	29	74	88

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 61

Financial Highlights

Tax-Managed Growth Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.40	$6.85	$9.06	$10.08	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.07)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.65	1.62	(2.15)	(0.98)	(0.06)

Total from investment operations	0.57	1.55	(2.21)	(1.02)	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$8.97	$8.40	$6.85	$9.06	$10.08

Total return (%)	6.79	22.63	(24.39)	(10.12)	(0.98)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.54	1.49	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.26	2.26	2.22	3.64	11.34
Net investment income (loss), net of waivers and reimbursements	(0.92)	(0.91)	(0.72)	(0.57)	(0.41)
Net investment income (loss), before waivers and reimbursements	(1.64)	(1.68)	(1.58)	(2.85)	(10.39)

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.14	$6.69	$8.93	$10.01	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.12)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.63	1.57	(2.13)	(0.97)	(0.05)

Total from investment operations	0.49	1.45	(2.24)	(1.08)	(0.17)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$8.63	$8.14	$6.69	$8.93	$10.01

Total return (%)	6.02	21.67	(25.08)	(10.79)	(1.67)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.29	2.24	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.01	3.01	2.97	4.39	12.09
Net investment income (loss), net of waivers and reimbursements	(1.67)	(1.66)	(1.47)	(1.32)	(1.16)
Net investment income (loss), before waivers and reimbursements	(2.39)	(2.43)	(2.33)	(3.60)	(11.14)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%)	31	37	44	37	32

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

62 Annual Report	December 31, 2004

Financial Highlights

Tax-Managed Growth Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.14	$6.69	$8.93	$10.01	$10.18
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.12)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.63	1.57	(2.13)	(0.97)	(0.05)

Total from investment operations	0.49	1.45	(2.24)	(1.08)	(0.17)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$8.63	$8.14	$6.69	$8.93	$10.01

Total return (%)	6.02	21.67	(25.08)	(10.79)	(1.67)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.29	2.24	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.01	3.01	2.97	4.39	12.09
Net investment income (loss), net of waivers and reimbursements	(1.67)	(1.66)	(1.47)	(1.32)	(1.15)
Net investment income (loss), before waivers and reimbursements	(2.39)	(2.43)	(2.33)	(3.60)	(11.13)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,847	$6,871	$5,303	$7,211	$5,001
Portfolio turnover rate (%)	31	37	44	37	32

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 63

Financial Highlights

Large Cap Growth Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$5.92	$4.78	$6.69	$8.45	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.34	1.18	(1.87)	(1.70)	(1.62)

Total from investment operations	0.30	1.14	(1.91)	(1.76)	(1.69)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$6.22	$5.92	$4.78	$6.69	$8.45

Total return (%)	5.07	23.85	(28.55)	(20.83)	(16.67)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.42	1.36	1.36	1.36
Expenses, before waivers and reimbursements	2.29	2.39	2.45	3.01	2.84
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.76)	(0.71)	(0.79)	(0.68)
Net investment income (loss), before waivers and reimbursements	(1.54)	(1.73)	(1.80)	(2.44)	(2.16)

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$5.73	$4.67	$6.58	$8.39	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.08)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.33	1.14	(1.83)	(1.70)	(1.62)

Total from investment operations	0.25	1.06	(1.91)	(1.81)	(1.75)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$5.98	$5.73	$4.67	$6.58	$8.39

Total return (%)	4.36	22.70	(29.03)	(21.57)	(17.26)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.13	2.17	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.04	3.14	3.20	3.76	3.59
Net investment income (loss), net of waivers and reimbursements	(1.38)	(1.51)	(1.46)	(1.54)	(1.43)
Net investment income (loss), before waivers and reimbursements	(2.29)	(2.48)	(2.55)	(3.19)	(2.91)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%)	39	33	52	87	95

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

64 Annual Report	December 31, 2004

Financial Highlights

Large Cap Growth Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$5.72	$4.66	$6.57	$8.39	$10.14
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.08)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	0.33	1.14	(1.83)	(1.71)	(1.61)

Total from investment operations	0.25	1.06	(1.91)	(1.82)	(1.75)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$5.97	$5.72	$4.66	$6.57	$8.39

Total return (%)	4.37	22.75	(29.07)	(21.69)	(17.26)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.13	2.17	2.11	2.11	2.11
Expenses, before waivers and reimbursements	3.04	3.14	3.20	3.76	3.59
Net investment income (loss), net of waivers and reimbursements	(1.38)	(1.51)	(1.46)	(1.54)	(1.41)
Net investment income (loss), before waivers and reimbursements	(2.29)	(2.48)	(2.55)	(3.19)	(2.89)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$6,417	$5,519	$5,469	$5,991	$10,995
Portfolio turnover rate (%)	39	33	52	87	95

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 65

Financial Highlights

Small Cap Growth Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.82	$13.72	$16.57	$13.16	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.21)	(0.19)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	6.18	8.67	(2.66)	3.52	3.54

Total from investment operations	5.88	8.46	(2.85)	3.41	3.40
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.01	0.36	—	—	0.43

Total distributions	2.01	0.36	—	—	0.43

Net asset value, end of period	$25.69	$21.82	$13.72	$16.57	$13.16

Total return (%)	27.16	61.81	(17.20)	25.91	33.68
Ratios to average daily net assets (%):
Expenses, net of waivers, reimbursements or recovery by Advisor	1.49	1.60	1.56	1.59	1.60
Expenses, before waivers, reimbursements or recovery by Advisor	1.46	1.53	1.62	1.95	2.17
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(1.27)	(1.27)	(1.31)	(1.15)	(0.85)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(1.24)	(1.20)	(1.37)	(1.51)	(1.42)

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.13	$13.40	$16.31	$13.05	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.46)	(0.34)	(0.30)	(0.22)	(0.24)
Net realized and unrealized gain (loss) on investments	5.96	8.43	(2.61)	3.48	3.53

Total from investment operations	5.50	8.09	(2.91)	3.26	3.29
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.01	0.36	—	—	0.43

Total distributions	2.01	0.36	—	—	0.43

Net asset value, end of period	$24.62	$21.13	$13.40	$16.31	$13.05

Total return (%)	26.25	60.51	(17.84)	24.98	32.60
Ratios to average daily net assets (%):
Expenses, net of waivers, reimbursements or recovery by Advisor	2.24	2.35	2.31	2.34	2.35
Expenses, before waivers, reimbursements or recovery by Advisor	2.21	2.28	2.37	2.70	2.92
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(2.02)	(2.02)	(2.06)	(1.90)	(1.70)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(1.99)	(1.95)	(2.12)	(2.26)	(2.27)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%)	109	103	133	147	433

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

66 Annual Report	December 31, 2004

Financial Highlights

Small Cap Growth Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.14	$13.40	$16.32	$13.05	$10.19
Income (loss) from investment operations:
Net investment income (loss)	(0.46)	(0.34)	(0.30)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	5.96	8.44	(2.62)	3.49	3.54

Total from investment operations	5.50	8.10	(2.92)	3.27	3.29
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.01	0.36	—	—	0.43

Total distributions	2.01	0.36	—	—	0.43

Net asset value, end of period	$24.63	$21.14	$13.40	$16.32	$13.05

Total return (%)	26.24	60.59	(17.89)	25.06	32.60
Ratios to average daily net assets (%):
Expenses, net of waivers, reimbursements or recovery by Advisor	2.24	2.35	2.31	2.34	2.35
Expenses, before waivers, reimbursements or recovery by Advisor	2.21	2.28	2.37	2.70	2.92
Net investment income (loss), net of waivers, reimbursements or recovery by Advisor	(2.02)	(2.02)	(2.06)	(1.90)	(1.70)
Net investment income (loss), before waivers, reimbursements or recovery by Advisor	(1.99)	(1.95)	(2.12)	(2.26)	(2.27)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$771,209	$518,824	$78,581	$54,658	$28,778
Portfolio turnover rate (%)	109	103	133	147	433

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 67

Financial Highlights

Small-Mid Cap Growth Fund

	Class A
	Periods Ended December 31,
	2004	2003(a)
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.46	(0.06)

Total from investment operations	1.33	(0.06)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.27	$9.94

Total return (%)	13.38	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.54	1.54
Expenses, before waivers and reimbursements	2.14	1.54
Net investment income (loss), net of waivers and reimbursements	(1.26)	(1.54)
Net investment income (loss), before waivers and reimbursements	(1.86)	(1.54)

	Class B
	Periods Ended December 31,
	2004	2003(a)
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	—
Net realized and unrealized gain (loss) on investments	1.46	(0.06)

Total from investment operations	1.25	(0.06)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—

Net asset value, end of period	$11.19	$9.94

Total return (%)	12.58	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.29	2.29
Expenses, before waivers and reimbursements	2.89	2.29
Net investment income (loss), net of waivers and reimbursements	(2.01)	(2.29)
Net investment income (loss), before waivers and reimbursements	(2.61)	(2.29)

	Periods Ended December 31,
	2004	2003
Supplemental data for all classes:
Net assets at end of period (in thousands)	$25,974	$3,673
Portfolio turnover rate (%) (b)	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

68 Annual Report	December 31, 2004

Financial Highlights

Small-Mid Cap Growth Fund

	Class C
	Periods Ended December 31,
	2004	2003(a)
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	—
Net realized and unrealized gain (loss) on investments	1.46	(0.06)

Total from investment operations	1.25	(0.06)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.19	$9.94

Total return (%)	12.58	(0.60)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.29	2.29
Expenses, before waivers and reimbursements	2.89	2.29
Net investment income (loss), net of waivers and reimbursements	(2.01)	(2.29)
Net investment income (loss), before waivers and reimbursements	(2.61)	(2.29)

	Periods Ended December 31,
	2004	2003
Supplemental data for all classes:
Net assets at end of period (in thousands)	$25,974	$3,673
Portfolio turnover rate (%) (b)	55	—

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 69

Financial Highlights

International Growth Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$18.63	$13.12	$15.46	$17.90	$24.01
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	0.03	(0.05)	0.07	(0.04)
Net realized and unrealized gain (loss) on investments	3.47	5.49	(2.29)	(2.51)	(2.01)

Total from investment operations	3.44	5.52	(2.34)	(2.44)	(2.05)
Less distributions from:
Net investment income	—	—	—	—	0.09
Net realized gain	—	0.01	—	—	3.97

Total distributions	—	0.01	—	—	4.06

Net asset value, end of period	$22.07	$18.63	$13.12	$15.46	$17.90

Total return (%)	18.46	42.10	(15.14)	(13.63)	(8.11)
Ratios to average daily net assets (%):
Expenses	1.47	1.50	1.51	1.60	1.59
Net investment income (loss)	(0.16)	0.05	(0.36)	(0.11)	(0.37)

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$17.83	$12.64	$15.01	$17.52	$23.98
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.17)	(0.09)	(0.15)	(0.07)	(0.23)
Net realized and unrealized gain (loss) on investments	3.31	5.28	(2.22)	(2.44)	(1.99)

Total from investment operations	3.14	5.19	(2.37)	(2.51)	(2.22)
Less distributions from:
Net investment income	—	—	—	—	0.27
Net realized gain	—	—	—	—	3.97

Total distributions	—	—	—	—	4.24

Net asset value, end of period	$20.97	$17.83	$12.64	$15.01	$17.52

Total return (%)	17.61	41.06	(15.79)	(14.33)	(8.79)
Ratios to average daily net assets (%):
Expenses	2.22	2.25	2.26	2.35	2.34
Net investment income (loss)	(0.91)	(0.70)	(1.11)	(0.86)	(1.16)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%)	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00 and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001 and 2000, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

70 Annual Report	December 31, 2004

Financial Highlights

International Growth Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$17.83	$12.64	$15.01	$17.52	$23.98
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.17)	(0.09)	(0.15)	(0.07)	(0.23)
Net realized and unrealized gain (loss) on investments	3.31	5.28	(2.22)	(2.44)	(1.99)

Total from investment operations	3.14	5.19	(2.37)	(2.51)	(2.22)
Less distributions from:
Net investment income	—	—	—	—	0.27
Net realized gain	—	—	—	—	3.97

Total distributions	—	—	—	—	4.24

Net asset value, end of period	$20.97	$17.83	$12.64	$15.01	$17.52

Total return (%)	17.61	41.06	(15.79)	(14.33)	(8.81)
Ratios to average daily net assets (%):
Expenses	2.22	2.25	2.26	2.35	2.34
Net investment income (loss)	(0.91)	(0.70)	(1.11)	(0.86)	(1.10)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$3,001,434	$1,899,699	$778,788	$454,055	$333,888
Portfolio turnover rate (%)	79	57	73	112	116

(a)	Includes $0.12, $0.03, $0.00, $0.00 and $0.06 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2004, 2003, 2002, 2001 and 2000, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 71

Financial Highlights

International Equity Fund

Class A
Period Ended December 31,
2004(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Net realized and unrealized gain (loss) on investments	1.38

Total from investment operations	1.35
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.35

Total return (%)	13.50
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.50
Expenses, before waivers and reimbursements	2.96
Net investment income (loss), net of waivers and reimbursements	(0.77)
Net investment income (loss), before waivers and reimbursements	(2.23)

Class B
Period Ended December 31,
2004(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)
Net realized and unrealized gain (loss) on investments	1.38

Total from investment operations	1.30
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.30

Total return (%)	13.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.25
Expenses, before waivers and reimbursements	3.71
Net investment income (loss), net of waivers and reimbursements	(1.52)
Net investment income (loss), before waivers and reimbursements	(2.98)

Period Ended December 31,
2004(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,689
Portfolio turnover rate (%) (b)	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

72 Annual Report	December 31, 2004

Financial Highlights

International Equity Fund

Class C
Period Ended December 31,
2004(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)
Net realized and unrealized gain (loss) on investments	1.38

Total from investment operations	1.30
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.30

Total return (%)	13.00
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	2.25
Expenses, before waivers and reimbursements	3.71
Net investment income (loss), net of waivers and reimbursements	(1.52)
Net investment income (loss), before waivers and reimbursements	(2.98)

Period Ended December 31,
2004(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,689
Portfolio turnover rate (%) (b)	108

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 73

Financial Highlights

Value Discovery Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.62	$15.54	$17.37	$16.25	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.07)	(0.04)	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.55	6.15	(1.79)	2.75	2.53

Total from investment operations	2.51	6.08	(1.83)	2.84	2.62
Less distributions from:
Net investment income	—	—	—	0.96	0.09
Net realized gain	2.65	—	—	0.76	—

Total distributions	2.65	—	—	1.72	0.09

Net asset value, end of period	$21.48	$21.62	$15.54	$17.37	$16.25

Total return (%)	11.89	39.12	(10.54)	17.42	19.09
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.48	1.58	1.59	1.61	1.64
Expenses, before waivers and reimbursements	1.48	1.58	1.59	1.66	1.88
Net investment income (loss), net of waivers and reimbursements	(0.20)	(0.39)	(0.22)	0.28	0.47
Net investment income (loss), before waivers and reimbursements	(0.20)	(0.39)	(0.22)	0.23	0.23

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$22.20	$16.07	$18.10	$16.18	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.20)	(0.18)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	2.61	6.33	(1.85)	2.74	2.53

Total from investment operations	2.39	6.13	(2.03)	2.68	2.46
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.65	—	—	0.76	—

Total distributions	2.65	—	—	0.76	—

Net asset value, end of period	$21.94	$22.20	$16.07	$18.10	$16.18

Total return (%)	11.04	38.15	(11.22)	16.54	17.93
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.23	2.33	2.34	2.36	2.39
Expenses, before waivers and reimbursements	2.23	2.33	2.34	2.41	2.63
Net investment income (loss), net of waivers and reimbursements	(0.95)	(1.14)	(0.97)	(0.47)	(0.27)
Net investment income (loss), before waivers and reimbursements	(0.95)	(1.14)	(0.97)	(0.52)	(0.51)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%)	50	51	20	48	68

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

74 Annual Report	December 31, 2004

Financial Highlights

Value Discovery Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$22.20	$16.07	$18.11	$16.19	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.20)	(0.18)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	2.62	6.33	(1.86)	2.74	2.53

Total from investment operations	2.40	6.13	(2.04)	2.68	2.47
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.65	—	—	0.76	—

Total distributions	2.65	—	—	0.76	—

Net asset value, end of period	$21.95	$22.20	$16.07	$18.11	$16.19

Total return (%)	11.08	38.15	(11.26)	16.53	18.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	2.23	2.33	2.34	2.36	2.39
Expenses, before waivers and reimbursements	2.23	2.33	2.34	2.41	2.63
Net investment income (loss), net of waivers and reimbursements	(0.95)	(1.14)	(0.97)	(0.47)	(0.37)
Net investment income (loss), before waivers and reimbursements	(0.95)	(1.14)	(0.97)	(0.52)	(0.61)

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$246,176	$237,111	$190,802	$149,292	$74,093
Portfolio turnover rate (%)	50	51	20	48	68

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 75

Financial Highlights

Income Fund

	Class A
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$6.23	$6.40	$6.21	$10.37	$9.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.22	0.32	4.80	0.63
Net realized and unrealized gain (loss) on investments	(0.23)	—	0.16	(4.16)	0.35

Total from investment operations	0.16	0.22	0.48	0.64	0.98
Less distributions from:
Net investment income	0.32	0.39	0.29	4.80	0.55
Net realized gain	—	—	—	—	—

Total distributions	0.32	0.39	0.29	4.80	0.55

Net asset value, end of period	$6.07	$6.23	$6.40	$6.21	$10.37

Total return (%)	2.59	3.56	7.86	7.26	10.20
Ratios to average daily net assets (%) (e):
Expenses	0.78	0.77	0.81	0.94	1.02
Net investment income (loss)	4.12	4.09	5.23	5.38	6.25

	Class B
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.28	$10.51	$10.24	$10.23	$9.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.52	0.33	0.47	0.63	0.57
Net realized and unrealized gain (loss) on investments	(0.33)	(0.04)	0.24	0.01	0.32

Total from investment operations	0.19	0.29	0.71	0.64	0.89
Less distributions from:
Net investment income	0.44	0.52	0.44	0.63	0.60
Net realized gain	—	—	—	—	—

Total distributions	0.44	0.52	0.44	0.63	0.60

Net asset value, end of period	$10.03	$10.28	$10.51	$10.24	$10.23

Total return (%)	1.91	2.82	7.15	6.37	9.25
Ratios to average daily net assets (%) (e):
Expenses	1.53	1.52	1.56	1.69	1.77
Net investment income (loss)	3.37	3.34	4.48	4.63	5.38

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%) (e)	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class A for 2001. It decreased the Ratio of Net Investment Income 5.12% to 4.63% for Class B and C shares for 2001. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

76 Annual Report	December 31, 2004

Financial Highlights

Income Fund

	Class C
	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.43	$10.66	$10.39	$10.27	$9.93
Income (loss) from investment operations:
Net investment income (loss) (a)	0.52	0.33	0.47	0.53	0.53
Net realized and unrealized gain (loss) on investments	(0.34)	(0.03)	0.25	0.12	0.34

Total from investment operations	0.18	0.30	0.72	0.65	0.87
Less distributions from:
Net investment income	0.44	0.53	0.45	0.53	0.53
Net realized gain	—	—	—	—	—

Total distributions	0.44	0.53	0.45	0.53	0.53

Net asset value, end of period	$10.17	$10.43	$10.66	$10.39	$10.27

Total return (%)	1.80	2.85	7.09	6.41	9.05
Ratios to average daily net assets (%):
Expenses	1.53	1.52	1.56	1.69	1.77
Net investment income (loss)	3.37	3.34	4.48	4.63	5.35

	Years Ended December 31,
	2004	2003	2002	2001	2000
Supplemental data for all classes:
Net assets at end of period (in thousands)	$294,084	$265,062	$196,136	$176,264	$167,746
Portfolio turnover rate (%)	43	36	66	82	54

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class A for 2001. It decreased the Ratio of Net Investment Income from 5.12% to 4.63% for Class B and C shares for 2001. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2004	William Blair Funds 77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Class A, Class B and Class C

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, International Equity Fund, Value Discovery Fund and Income Fund) (collectively, the “Portfolios”) as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the William Blair Funds at December 31, 2004, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 4, 2005

78 Annual Report	December 31, 2004

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Conrad Fischer, 70*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	12	Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Partner, APM Limited Partnership

Michelle Seitz, 39*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	12	N/A
Non-Interested Trustees
J. Grant Beadle, 72	Trustee	Since 1997	Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer	12	Batts Group and Oliver Products Company, manufacturer of products for the medical device, food and grahics markets, Retired Associate Director, Northwestern University Institute for The Learning Sciences.

Theodore A. Bosler, 70	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	12	Crystal Lake Watershed Fund, Desert Foothills Land Trust and Institute of Chartered Financial Analysts.

Ann P. McDermott, 65	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	12	Junior League of Chicago, Northwestern University, Women’s Board; Ravinia Festival Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 58	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002		American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 70	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	12	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 60	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	12	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Modem Media, Inc., interactive services company

December 31, 2004	William Blair Funds 79

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Robert E. Wood II, 66	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	12	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers
Marco Hanig, 46	President	Since 1999	Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD	N/A	N/A

Michael P. Balkin, 45	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	Exceed Corp.

Karl W. Brewer, 38	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 60	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 47	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

W. George Greig, 52	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 45	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD	N/A	N/A

John F. Jostrand, 50	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 44	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 48	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 44	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Capucine E. Price, 40	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

80 Annual Report	December 31, 2004

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.; former Principal and Vice President, Stein Roe & Farnham Incorporated	N/A	N/A

Norbert W. Truderung, 52	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 49	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 48	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Terence M. Sullivan, 60	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 43	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2004	William Blair Funds 81

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

82 Annual Report	December 31, 2004

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fee (for Class N of Ready Reserves Fund), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

December 31, 2004	William Blair Funds 83

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class A—actual return	$1,000.00	$1,074.30	$6.10	1.17%
Class A—hypothetical 5% return	1,000.00	1,019.25	5.94	1.17

Class B—actual return	1,000.00	1,070.10	9.99	1.92
Class B—hypothetical 5% return	1,000.00	1,015.48	9.73	1.92

Class C—actual return	1,000.00	1,070.20	9.99	1.92
Class C—hypothetical 5% return	1,000.00	1,015.48	9.73	1.92

Tax-Managed Growth Fund
Class A—actual return	1,000.00	1,056.50	7.96	1.54
Class A—hypothetical 5% return	1,000.00	1,017.39	7.81	1.54

Class B—actual return	1,000.00	1,052.40	11.81	2.29
Class B—hypothetical 5% return	1,000.00	1,013.62	11.59	2.29

Class C—actual return	1,000.00	1,052.40	11.81	2.29
Class C—hypothetical 5% return	1,000.00	1,013.62	11.59	2.29

Large Cap Growth Fund
Class A—actual return	1,000.00	1,059.60	7.14	1.38
Class A—hypothetical 5% return	1,000.00	1,018.20	7.00	1.38

Class B—actual return	1,000.00	1,056.50	11.01	2.13
Class B—hypothetical 5% return	1,000.00	1,014.43	10.79	2.13

Class C—actual return	1,000.00	1,056.60	11.01	2.13
Class C—hypothetical 5% return	1,000.00	1,014.43	10.79	2.13

Small Cap Growth Fund
Class A—actual return	1,000.00	1,140.90	8.02	1.49
Class A—hypothetical 5% return	1,000.00	1,017.65	7.56	1.49

Class B—actual return	1,000.00	1,136.60	12.03	2.24
Class B—hypothetical 5% return	1,000.00	1,013.88	11.34	2.24

Class C—actual return	1,000.00	1,136.50	12.03	2.24
Class C—hypothetical 5% return	1,000.00	1,013.88	11.34	2.24

Small-Mid Cap Growth Fund
Class A—actual return	1,000.00	1,060.20	7.98	1.54
Class A—hypothetical 5% return	1,000.00	1,017.39	7.81	1.54

Class B—actual return	1,000.00	1,056.70	11.84	2.29
Class B—hypothetical 5% return	1,000.00	1,013.62	11.59	2.29

Class C—actual return	1,000.00	1,056.70	11.84	2.29
Class C—hypothetical 5% return	1,000.00	1,013.62	11.59	2.29

International Growth Fund
Class A—actual return	1,000.00	1,150.10	7.94	1.47
Class A—hypothetical 5% return	1,000.00	1,017.75	7.46	1.47

Class B—actual return	1,000.00	1,146.50	11.98	2.22
Class B—hypothetical 5% return	1,000.00	1,013.98	11.24	2.22

Class C—actual return	1,000.00	1,146.50	11.98	2.22
Class C—hypothetical 5% return	1,000.00	1,013.98	11.24	2.22

84 Annual Report	December 31, 2004

Fund Expenses (unaudited)—continued

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid during Period(a)	Annualized Expense Ratio
International Equity Fund
Class A—actual return	$1,000.00	$1,075.80	$7.83	1.50%
Class A—hypothetical 5% return	1,000.00	1,017.60	7.61	1.50

Class B—actual return	1,000.00	1,071.10	11.71	2.25
Class B—hypothetical 5% return	1,000.00	1,013.83	11.39	2.25

Class C—actual return	1,000.00	1,071.10	11.71	2.25
Class C—hypothetical 5% return	1,000.00	1,013.83	11.39	2.25

Value Discovery Fund
Class A—actual return	1,000.00	1,063.40	7.68	1.48
Class A—hypothetical 5% return	1,000.00	1,017.70	7.51	1.48

Class B—actual return	1,000.00	1,059.80	11.55	2.23
Class B—hypothetical 5% return	1,000.00	1,013.93	11.29	2.23

Class C—actual return	1,000.00	1,059.80	11.55	2.23
Class C—hypothetical 5% return	1,000.00	1,013.93	11.29	2.23

Income Fund
Class A—actual return	1,000.00	1,031.10	3.98	0.78
Class A—hypothetical 5% return	1,000.00	1,021.22	3.96	0.78

Class B—actual return	1,000.00	1,027.00	7.80	1.53
Class B—hypothetical 5% return	1,000.00	1,017.44	7.76	1.53

Class C—actual return	1,000.00	1,025.80	7.79	1.53
Class C—hypothetical 5% return	1,000.00	1,017.44	7.76	1.53

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half-year period.)

December 31, 2004	William Blair Funds 85

BOARD OF TRUSTEES

Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

J. Grant Beadle

Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Capucine E. Price, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

86    Date of First Use February, 2005

WILLIAM BLAIR FUNDS

GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

OTHER FUNDS

Value Discovery Fund

Income Fund

222 West Adams Street    •    Chicago, Illinois 60606    •    800.742.7272    •    www.williamblairfunds.com

William Blair & Company, L. L. C., Distributors

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2003 and 2004, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y), billed the Registrant $167,500 and $215,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2003 and 2004, E&Y billed the Registrant $27,600 and $0, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For engagements that William Blair & Company L.L.C, the Registrant’s investment adviser (“William Blair”) or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no audit-related services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2003 and 2004, E&Y billed the Registrant $41,600 and $45,200, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that E&Y provided to the Registrant.

For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no tax services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2003 and 2004, E&Y did not bill the Registrant for products and services other than the services reported above. For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2003 and 2004, E&Y billed the Registrant $41,600 and $45,200, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $21,000 and $156,300, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group of William Blair and did not relate to the Registrant’s operations or financial reporting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Mangers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed end Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating and Governance Committee is responsible for the identification and recommendation of individuals for Board membership. Pursuant to the Registrant’s Governance Procedures and Guidelines, other Board members, shareholders and the Registrant’s investment adviser may submit suggestions for Board candidates to the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Registrant for the attention of the Nominating and Governance Committee

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30-a-3( c ) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 ( c )) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b)1/c under the 1940 Act (17 CFR 270.30a-3( b ) and Rules 13a-15( b ) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) Code of Ethics

Not applicable to this Registrant, insofar as the Registrant has satisfied the Item 2 requirements by posting the Registrant’s Code of Ethics to its Web site.

12. (a) (2) (1)	Certification of Principal Executive Officer Required by Rule 30a 2(a) of the Investment Company Act

12. (a) (2) (2)	Certification of Principal Financial Officer Required by Rule 30a 2(a) of the Investment Company Act.

12. (b)	Certification of Chief Executive Officer and Chief Financial Officer Certification Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Marco Hanig
By:	Marco Hanig
President (Chief Executive Officer)

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Marco Hanig

By:	Marco Hanig
President (Chief Executive Officer)

Date: February 24, 2005

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: February 24, 2005